AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 25, 1997
                                        SECURITIES ACT FILE NO. 333-
                                     INVESTMENT COMPANY ACT FILE NO. 811-5397

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-2

/x/        Registration Statement Under The Securities Act of 1933
/ /                      Pre-Effective Amendment No.
/ /                     Post-Effective Amendment No.
                                    and/or
/x/    Registration Statement Under The Investment Company Act of 1940
/x/                            Amendment No. 9
                       (check appropriate box or boxes)

                           ROYCE GLOBAL TRUST, INC.
              (Exact Name of Registrant as Specified in Charter)

                         1414 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019
                   (Address of Principal Executive Offices)
                                (800) 221-4268
             (Registrant's Telephone Number, including Area Code)

                         CHARLES M. ROYCE, PRESIDENT
                           ROYCE GLOBAL TRUST, INC.
                         1414 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019
                   (Name and Address of Agent for Service)

                                  COPIES TO

           Frank P. Bruno, Esq.           Howard J. Kashner, Esq.           Steven M. Felsenstein, Esq.
            Brown & Wood LLP             Royce Global Trust, Inc.      Stradley, Ronon, Stevens & Young, LLP
          One World Trade Center       1414 Avenue of the Americas           2600 One Commerce Square
     New York, New York 10048-0557       New York, New York 10019         Philadelphia, Pennsylvania 19103

(table continued)
       Gary S. Schpero, Esq.
    Simpson Thacher & Bartlett
       425 Lexington Avenue
     New York, New York 10017


     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
                     ___________________________________

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with a dividend reinvestment plan, check the following box. / /
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
     If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. / /

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                              Amount             Proposed Maximum          Proposed Maximum           Amount of
         Title of Securities                  Being               Offering Price          Aggregate Offering        Registration
          Being Registered                Registered(1)            Per Share(1)                Price(1)                  Fee
                                          800,000 Shares              $25.00                 $20,000,000              $6,060.61
    % Cumulative Preferred Stock


(1) Estimated solely for the purpose of calculating the filing fee.

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                            CROSS-REFERENCE SHEET


Item Number in Form N-2                                                                  Caption in Prospectus

PART A - INFORMATION REQUIRED IN A PROSPECTUS
1.   Outside Front Cover  . . . . . . . . . . . . . . . . . . . . Outside Front Cover Page
2.   Inside Front and Outside Back
     Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . Inside Front and Outside Back Cover Page; Underwriting
3.   Fee Table and Synopsis . . . . . . . . . . . . . . . . . . . Not Applicable
4.   Financial Highlights . . . . . . . . . . . . . . . . . . . . Financial Highlights
5.   Plan of Distribution . . . . . . . . . . . . . . . . . . . . Outside Front Cover Page; Prospectus Summary; Underwriting
6.   Selling Shareholders . . . . . . . . . . . . . . . . . . . . Not Applicable
7.   Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . Use of Proceeds; Investment Objective and Policies
8.   General Description of the Registrant  . . . . . . . . . . . Front Cover Page; Prospectus Summary; The Fund; Investment
                                                                  Objective and Policies
9.   Management . . . . . . . . . . . . . . . . . . . . . . . . . Prospectus Summary; Investment Advisory and Other Services;
                                                                  Custodian, Transfer Agent and Dividend-Paying Agent
10.  Capital Stock, Long-Term Debt, and Other Securities  . . . . Front Cover Page; Prospectus Summary; Ordinary Income Equivalent
                                                                  Yield Tables; Capitalization; Investment Objective and Policies;
                                                                  Description of Cumulative Preferred Stock; Description of Capital
                                                                  Stock; Taxation
11.  Defaults and Arrears on Senior Securities  . . . . . . . . . Not Applicable
12.  Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . Not Applicable
13.  Table of Contents of the Statement of Additional Information Table of Contents of Statement of Additional Information

PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
14.  Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . Front Cover Page
15.  Table of Contents  . . . . . . . . . . . . . . . . . . . . . Front Cover Page
16.  General Information and History  . . . . . . . . . . . . . . Not Applicable
17.  Investment Objective and Policies  . . . . . . . . . . . . . Not Applicable
18.  Management . . . . . . . . . . . . . . . . . . . . . . . . . Directors and Officers; Investment Advisory and Other Services
19.  Control Persons and Principal Holders
     of Securities  . . . . . . . . . . . . . . . . . . . . . . . Principal Stockholders
20.  Investment Advisory and Other Services . . . . . . . . . . . Investment Advisory and Other Services
21.  Brokerage Allocation and Other Practices . . . . . . . . . . Brokerage Allocation and Other Practices
22.  Tax Status . . . . . . . . . . . . . . . . . . . . . . . . . Not Applicable
23.  Financial Statements . . . . . . . . . . . . . . . . . . . . Financial Statements

PART C - OTHER INFORMATION

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this
Registration Statement.


   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                 SUBJECT TO COMPLETION, DATED AUGUST 25, 1997
PROSPECTUS
                                800,000 SHARES
                           ROYCE GLOBAL TRUST, INC.
                              % Cumulative Preferred Stock
                  (Liquidation Preference $25.00 Per Share)

                           ---------------------

     The      % Cumulative Preferred Stock, liquidation preference $25.00 per share (the "Cumulative Preferred Stock"), to be issued by Royce Global Trust, Inc. (the "Fund"), will be senior securities of the Fund. Prior to this offering, there has been no public market for the Cumulative Preferred Stock.
The  Fund is  a closed-end  diversified management  investment company.   The
Fund's investment objective is long-term capital appreciation, which it seeks by normally investing more than 75% of its assets in common stocks,
convertible  preferred  stocks,  convertible   debentures  and  other  equity
securities.  Royce & Associates, Inc. is the Fund's investment adviser.
     Dividends  on  the Cumulative  Preferred  Stock offered  hereby,  at the
annual rate of       % of the liquidation preference, are cumulative from the
Date of Original Issue thereof and are payable quarterly on March 23, June 23, September 23 and December 23, commencing on December 23, 1997.
     Under current market conditions, the investment adviser expects that, commencing in 1998, dividends paid on the Cumulative Preferred Stock will consist primarily of long-term capital gains (maximum Federal income tax rate of 20% for individuals) and mid-term capital gains (maximum Federal income
tax  rate of 28%  for individuals).   See  "Taxation".   No assurance  can be
given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will consist of long-term and mid-term capital gains.
     It is a condition to its issuance that the Cumulative Preferred Stock be
rated "aaa"  by Moody's Investors  Service, Inc. ("Moody's").   In connection
with the receipt of such rating, the composition of the Fund's portfolio must reflect guidelines established by Moody's, and the Fund will be required to maintain a certain discounted asset coverage with respect to the Cumulative Preferred Stock.
     The Cumulative Preferred Stock is subject to mandatory redemption in whole or in part by the Fund for cash at a price equal to $25.00 per share plus accumulated but unpaid dividends (whether or not earned or declared) (the "Redemption Price") if the Fund fails to maintain a quarterly asset coverage of at least 225% or to maintain the discounted asset coverage required by Moody's. Commencing September 1, 2002 and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock in whole or in part for cash at a price equal to the Redemption Price. Prior to September 1, 2002, the Cumulative Preferred Stock will be redeemable, at the option of the Fund, for cash at a price equal to the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a
regulated  investment company.    See  "Description of  Cumulative  Preferred
Stock--Redemption".
                                                     (Continued on next page)
                             ___________________
APPLICATION WILL BE MADE TO LIST THE CUMULATIVE PREFERRED STOCK ON THE AMERICAN
 STOCK EXCHANGE (THE "AMEX").  TRADING OF THE CUMULATIVE PREFERRED STOCK ON
     THE AMEX IS EXPECTED TO COMMENCE WITHIN 30 DAYS OF THE DATE OF THIS
                       PROSPECTUS.  SEE "UNDERWRITING".
                             ___________________
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                          Price to                 Underwriting Discounts           Proceeds
                                                          Public(1)                   or Commissions(2)            to Fund(3)

Per Share . . . . . . . . . . . . . . . . . .              $25.00                          $0.7875                   $24.2125

Total(3)  . . . . . . . . . . . . . . . . . .            $20,000,000                      $630,000                 $19,370,000


  (1)     Plus accumulated  dividends,  if any,  from  the Date  of  Original
          Issue.
  (2) The Fund and the investment adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
  (3) Before deducting offering expenses payable by the Fund, estimated at $190,000.
                             ___________________
     The shares of Cumulative Preferred Stock are being offered by the Underwriter named herein, subject to prior sale, when, as and if accepted by it and subject to certain conditions. It is expected that delivery of the shares of Cumulative Preferred Stock will be made in book-entry form through
the facilities  of The Depository Trust  Company on or about                ,
1997.
                             ___________________

                              SMITH BARNEY INC.
          , 1997

(continued from cover page)

     If the Fund voluntarily terminates compliance with the Moody's guidelines, the dividend rate payable on the Cumulative Preferred Stock will be increased and, among other things, the Fund will no longer be required to maintain the discounted asset coverage required by Moody's. See "Investment Objective and Policies--Rating Agency Guidelines" and "Description of Cumulative Preferred Stock--Termination of Rating Agency Guidelines".
     This Prospectus sets forth certain information an investor should know before investing and should be retained for future reference.
     A Statement of Additional  Information dated             , 1997 has been
filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the Statement of Additional Information appears on page 36 of this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 1414 Avenue of the Americas, New York, New York 10019, or calling the Fund toll-free at (800) 221-4268.

                             ------------------

CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE CUMULATIVE PREFERRED STOCK OF THE FUND, INCLUDING THE ENTRY OF STABILIZING BIDS, COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING".

                              PROSPECTUS SUMMARY

     The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information. Capitalized terms not defined in this Summary are defined in the Glossary that appears at the end of this Prospectus.

The Fund; Investment
Objective and Policies        Royce Global Trust, Inc. (the  "Fund") has been
                              engaged in business as a closed-end  management
                              investment  company  since its  initial  public
                              offering  in March  1988.    Since November  1,
                              1996, when  Royce & Associates,  Inc. ("Royce")
                              became  its  investment   adviser,  the  Fund's
                              investment objective has been long-term capital
                              appreciation, which  it  seeks  to  achieve  by
                              normally investing  more than 75% of its assets
                              in common stocks, convertible preferred stocks,
                              convertible   debentures   and   other   equity
                              securities.  No assurance can be given that the
                              Fund's investment  objective will  be achieved.
                              Royce  invests the  Fund's assets in  a limited
                              number  of  domestic   and  foreign  companies,
                              selected using  a  value approach.   While  the
                              Fund  is  not  restricted as  to  stock  market
                              capitalization,   Royce   focuses   the  Fund's
                              investments  primarily  in  small-cap companies
                              (companies  with  stock  market capitalizations
                              below  $1  billion) with  significant  business
                              activities in  the United  States.  The  Fund's
                              total  return on  the net  asset  value of  its
                              Common Stock  for the  eight month  period from
                              November 1, 1996  to June 30, 1997,  was 20.5%,
                              and  is   not  intended   to  indicate   future
                              performance.  See  "Investment   Objective  and
                              Policies".

The Investment Adviser; Fees  Royce also  serves  as  investment  adviser  to other management investment companies, with aggregate net assets of approximately $2.1 billion as of July 31, 1997, and manages other institutional accounts. The Fund had another investment adviser and operated under a different investment strategy prior to November 1, 1996.

                              Charles M. Royce, Royce's President, Chief Investment Officer and sole voting shareholder, is primarily responsible for managing the Fund's portfolio. He is assisted by Royce's investment staff, including W. Whitney George, Portfolio Manager and Managing Director, and by Jack E. Fockler, Jr., Managing Director. See "Investment Advisory and Other Services-- Portfolio Management" herein and

                              "Directors and Officers" in the Statement of Additional Information.

                              As compensation for its services under the Investment Advisory Agreement, Royce is entitled to receive a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average net assets of the Fund for each month
                              during  the   term  of  the  Agreement.
                              Royce will voluntarily waive the portion of its investment advisory fee that is attributable to the amount of the net proceeds to the Fund of this offering and of any other Preferred Stock offering for any month when the Fund's average annual total return from the date of the Preferred Stock's original issue fails to exceed the Preferred Stock dividend rate during that period. Royce had voluntarily waived its fee until such time as the market price of the Fund's Common Stock closed for a period of 20 consecutive trading days at or above $5.28, the Fund's net asset value on October 31, 1996. This condition was satisfied on August 20, 1997. See "Investment Advisory and Other Services--Advisory Fee".

The Offering                  The Fund is offering  800,000 shares of       %
                              Cumulative Preferred Stock, par value $.01  per
                              share, liquidation preference  $25.00 per share
                              (the  "Cumulative   Preferred  Stock"),   at  a
                              purchase price of $25.00 per share.

Dividends                     Dividends on the Cumulative Preferred Stock, at
                              the annual rate  of       % of  the liquidation
                              preference,  are cumulative  from  the Date  of
                              Original Issue and are payable, when, as and if
                              declared  by the Board of Directors of the Fund
                              out  of   funds  legally   available  therefor,
                              quarterly on  March 23,  June 23, September  23
                              and  December 23,  commencing on  December  23,
                              1997,  to holders  of record  on the  preceding
                              March 6,  June 6,  September 6  and December 6,
                              respectively.   See "Description  of Cumulative
                              Preferred Stock--Dividends".

Potential Tax Benefit
to Certain Investors          The  Fund is required  to allocate income taxed
                              as long-term  capital gains,  as well  as other
                              types of income,  proportionately among holders
                              of  shares  of  Common   Stock  and  shares  of
                              Cumulative Preferred  Stock in  accordance with
                              the current  position of  the Internal  Revenue
                              Service (the  "IRS").    Under  current  market
                              conditions, Royce  expects that,  commencing in
                              1998,   dividends   paid  on   the   Cumulative
                              Preferred Stock will consist primarily of long-
                              term and mid-term capital gains.  Royce expects
                              that in 1997, under  current market conditions,
                              the dividend  paid on the  Cumulative Preferred
                              Stock will consist primarily of ordinary income
                              and   short-term   capital  gains.      Certain
                              investors in the Cumulative Preferred Stock may
                              realize  a  tax  benefit  to  the  extent  that
                              dividends  paid by the Fund on those shares are
                              composed  of  long-term  and  mid-term  capital
                              gains.   See "Ordinary Income  Equivalent Yield
                              Tables".  No assurance  can be given,  however,
                              as to what percentage, if any, of the dividends
                              to be  paid on  the Cumulative  Preferred Stock
                              will consist of  long-term or mid-term  capital
                              gains.   To the  extent that  dividends on  the
                              shares of Cumulative Preferred Stock are not paid from long-term or mid-term capital gains, they will be paid from net investment income
                              (which includes both ordinary income and short-term capital gains) and taxed as ordinary income or will represent a return of capital.

Capital Gains Rate Reduction  Under recently enacted legislation,  "long-term capital gain" has been broken down into additional categories of gain, taxable at different rates. These categories include mid-term gain. Net mid-term gains on securities held by the Fund for more than one year but not more than eighteen months now will be taxed at the individual taxpayer's marginal Federal income tax rate, but not higher than 28%. Net gains on securities held by the Fund for more than eighteen months now will be taxed at a maximum rate of 20%. For individual taxpayers in the 15% marginal Federal income tax bracket, the tax rate on such gains now will be 10%. There is some uncertainty as to the manner in which the categories of gain and the related rates will be passed through to stockholders as capital gain dividends. See "Taxation".

Rating It is a condition to its issuance that the Cumulative Preferred Stock be issued with a rating of "aaa" from Moody's Investors Service, Inc. ("Moody's"). The Articles Supplementary creating and fixing the rights and preferences of the Cumulative Preferred Stock (the "Articles Supplementary") contain certain provisions which reflect guidelines established by Moody's (the "Rating Agency Guidelines") in order to obtain such rating on the Cumulative Preferred Stock on the Date of Original Issue. Although it is the Fund's present intention to continue to comply with the Rating Agency Guidelines, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to do so. If the Fund voluntarily terminates compliance with the Rating Agency Guidelines, the dividend rate payable on the Cumulative Preferred Stock will be increased by .375% per annum and, among other things, the Fund will no longer be required to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount. See "Description of Cumulative Preferred Stock-
                              - Termination of Rating Agency Guidelines".

Asset Coverage                The  Fund will be  required to maintain,  as of
                              the last Business Day of March, June, September
                              and December of each year, Asset Coverage of at
                              least  225%  with  respect  to  the  Cumulative
                              Preferred Stock.   This required Asset Coverage
                              is  greater  than   the  200%  asset   coverage
                              required  by  Section  18  of  the   Investment
                              Company  Act  of 1940,  as  amended  (the "1940
                              Act").  If  the Fund  had issued  and sold  the
                              Cumulative Preferred Stock offered hereby as of
                              June 30,  1997, the  Asset Coverage  would have
                              been  350%.    See  "Description of  Cumulative
                              Preferred Stock--Asset Maintenance".

                              Also, pursuant to the Rating Agency Guidelines, the Fund will be required to maintain a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount. The discount factors and guidelines for determining the Portfolio Calculation have been established by Moody's in connection with the Fund's receipt of a rating on the Cumulative Preferred Stock on its Date of Original Issue of "aaa" from Moody's. See "Investment Objective and Policies--Rating Agency Guidelines".

Voting Rights                 At all  times, holders of shares  of Cumulative
                              Preferred Stock  and any other  Preferred Stock
                              will elect two  members of the Fund's  Board of
                              Directors, and holders  of Cumulative Preferred
                              Stock,  any other  Preferred  Stock and  Common
                              Stock, voting as a single class, will elect the
                              remaining directors.   However, upon a  failure
                              by  the Fund to pay dividends on the Cumulative
                              Preferred  Stock  and/or  any  other  Preferred
                              Stock in  an amount  equal to  two full  years'
                              dividends,  holders  of   Cumulative  Preferred
                              Stock, voting  as  a separate  class  with  any
                              other outstanding shares of  Preferred Stock of
                              the  Fund, will  have the  right  to elect  the
                              smallest   number  of   directors  that   would
                              constitute a  majority of  the directors  until
                              cumulative dividends have been paid or provided
                              for.  Holders of Cumulative Preferred Stock and
                              any other Preferred Stock  will vote separately
                              as  a  class  on  certain   other  matters,  as
                              required    under    the     Fund's    Articles
                              Supplementary, the 1940  Act and Maryland  law.
                              Except   as   otherwise   indicated   in   this
                              Prospectus   and  as   otherwise  required   by
                              applicable law, holders of Cumulative Preferred
                              Stock will be entitled to one vote per share on
                              each matter submitted to a vote of stockholders
                              and will vote together  with holders of  shares
                              of   Common  Stock  as   a  single  class.  See
                              "Description  of  Cumulative  Preferred Stock--
                              Voting Rights".

Mandatory Redemption          The  Cumulative Preferred  Stock is  subject to
                              mandatory redemption in whole or in part by the
                              Fund  in the  event  that  the  Fund  fails  to
                              maintain  the quarterly  Asset  Coverage or  to
                              maintain a Portfolio Calculation at least equal
                              to  the Basic  Maintenance  Amount required  by
                              Moody's and does  not cure such failure  by the
                              applicable cure date.  Any such redemption will
                              be made for cash at a price equal to $25.00 per
                              share  plus  accumulated and  unpaid  dividends
                              (whether or  not  earned or  declared)  to  the
                              redemption date  (the "Redemption Price").   In
                              the event  that shares  are redeemed  due to  a
                              failure   to  maintain   the  quarterly   Asset
                              Coverage, the  Fund  may  redeem  a  sufficient
                              number of shares  of Cumulative Preferred Stock
                              in order that the asset coverage, as defined in
                              the 1940  Act,  of  the  remaining  outstanding
                              shares  of Cumulative  Preferred Stock  and any
                              other Preferred Stock  after redemption, is  up
                              to 250%.  In the event that shares are redeemed
                              due  to  a  failure  to  maintain  a  Portfolio
                              Calculation  at  least   equal  to  the   Basic
                              Maintenance  Amount,  the  Fund  may  redeem  a
                              sufficient  number  of   shares  of  Cumulative
                              Preferred  Stock  in order  that  the Portfolio
                              Calculation  exceeds   the  Basic   Maintenance
                              Amount of  the remaining outstanding  shares of
                              Cumulative  Preferred   Stock  and   any  other
                              Preferred Stock by up to 10%.  See "Description
                              of  Cumulative   Preferred  Stock--Redemption--
                              Mandatory Redemption".

Optional Redemption           Commencing  September 1,  2002 and  thereafter,
                              the  Fund   at  its   option  may   redeem  the
                              Cumulative Preferred  Stock,  in  whole  or  in
                              part,   for  cash  at  a  price  equal  to  the
                              Redemption Price.  Prior to  September 1, 2002,
                              the   Cumulative   Preferred  Stock   will   be
                              redeemable at the option of the Fund at the Redemption Price only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company.
                              See "Description of Cumulative Preferred Stock-
                              - Redemption--Optional Redemption".

Liquidation Preference        The  liquidation  preference of  each  share of
                              Cumulative Preferred  Stock is  $25.00 plus  an
                              amount   equal   to  accumulated   and   unpaid
                              dividends (whether or not earned or declared) to the date of distribution. See "Description of Cumulative Preferred Stock-- Liquidation
                              Rights".

Use of Proceeds               The Fund  will use  the net  proceeds from  the
                              offering of the Cumulative Preferred Stock to purchase additional portfolio securities in accordance with its investment objective and policies. See "Use of Proceeds".

Listing Prior to this offering, there has been no public market for the Cumulative Preferred Stock. Application will be made to list the shares of Cumulative Preferred Stock on the American Stock Exchange (the "AMEX"). However, during an initial period, which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock may not be listed on such Exchange. During such period, the Underwriter intends to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.

Special Considerations and
  Risk Factors                The market  price for the  Cumulative Preferred
                              Stock will be influenced by changes in interest rates, the perceived credit quality of the Cumulative Preferred Stock and other factors.

                              As indicated above, the Cumulative Preferred Stock is subject to redemption under specified circumstances. To the extent that the Fund experiences a substantial decline in the value of its net assets, it may be required to redeem Cumulative Preferred Stock to restore compliance with the applicable asset coverage requirements. See "Description of Cumulative Preferred Stock--Redemption".

                              The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn while an investor holds shares either as a result of the Fund's termination of compliance with the Rating Agency Guidelines or otherwise, and the credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating may have an adverse effect on the market value of the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock--Termination of Rating Agency Guidelines".

                              Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payments of interest and repayment of principal then due on any outstanding indebtedness of the Fund. As of July 31, 1997, the Fund had no outstanding indebtedness and had not issued any Preferred Stock. See "Investment Objective and Policies--Senior Securities".

                              The Fund invests a portion of its assets in securities of foreign issuers. Investments in such securities and in securities denominated in foreign currencies involve risks not typically present in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. See "Investment Objective and Policies--Investment Policies and Risk Factors".

                              All equity securities are subject to price volatility, the potential bankruptcy of the issuer, general movements in markets, overall economic conditions and perceptions of potential growth. The Fund primarily invests in common stocks, convertible preferred stocks, convertible debentures and other equity securities. See "Investment Objective and Policies--Investment Policies and Risk Factors".

Federal Income Tax
  Considerations              The Fund  has qualified, and intends  to remain
                              qualified, for Federal  income tax purposes, as
                              a regulated investment  company.  Qualification
                              requires, among other things, compliance by the
                              Fund  with  certain  distribution requirements.
                              Limitations on distributions if the Fund failed
                              to satisfy  the  Asset  Coverage  or  Portfolio
                              Calculation requirements  could jeopardize  the
                              Fund's   ability  to   meet  the   distribution
                              requirements.    The  Fund  presently  intends,
                              however, to the extent possible, to purchase or
                              redeem Cumulative Preferred  Stock if necessary
                              in  order  to  maintain  compliance  with  such
                              requirements.    See   "Taxation"  for  a  more
                              complete discussion of these and other Federal income tax considerations.

Custodian, Transfer and
  Dividend-Paying Agent and
  Registrar                   State  Street Bank  and  Trust Company  ("State
                              Street") serves  as the  Fund's custodian  and,
                              with respect to the Cumulative Preferred Stock,
                              as  transfer  and  dividend  paying  agent  and
                              registrar  and as  agent to  provide notice  of
                              redemption and  certain  voting  rights.    See
                              "Custodian, Transfer and Dividend--Paying Agent and Registrar".

                   ORDINARY INCOME EQUIVALENT YIELD TABLES

     Under current market conditions, Royce expects that, commencing in 1998, dividends paid on the Cumulative Preferred Stock will consist primarily of long-term capital gains ("L/T Capital Gains") and mid-term capital gains ("M/T Capital Gains"). Royce expects that, under current market conditions, the dividend to be paid on the Cumulative Preferred Stock in December 1997 will consist primarily of ordinary income and short-term capital gains ("Ordinary Income"). Individual investors in the Cumulative Preferred Stock would, under current Federal tax law, realize a tax advantage on their investment to the extent that distributions by the Fund to its stockholders were partially composed of the less highly taxed L/T Capital Gains and M/T Capital Gains.

     The following tables show examples of the pure Ordinary Income equivalent yield that would be generated by the indicated dividend rate on the Cumulative Preferred Stock, assuming distributions consisting of three different proportions of L/T Capital Gains, M/T Capital Gains and Ordinary Income for an investor in the 31.0% Federal marginal tax bracket and assuming no change in the recently enacted maximum Federal long-term capital gain tax rate for individuals of 20.0% on securities held by the Fund for more than eighteen months and mid-term capital gain tax rate for individuals of 28.0% on securities held by the Fund for more than one year but not more than eighteen months. The tables also assume that the newly created categories of gain will retain their character when paid as capital gain dividends.

                                                                                         A CUMULATIVE PREFERRED STOCK
                                                                                               DIVIDEND RATE OF
                 PERCENTAGE OF CUMULATIVE PREFERRED STOCK
                           DIVIDEND COMPOSED OF                                      7.50%          7.625%          7.75%
                                                             Ordinary                    IS EQUIVALENT TO AN ORDINARY
    L/T CAPITAL GAINS      M/T CAPITAL GAINS                 Income                             INCOME YIELD OF
           33.3%                      33.3%                   33.4%                  8.01%           8.14%          8.27%
           25.0%                      25.0%                   50.0%                  7.88%           8.01%          8.14%
           16.7%                      16.7%                   66.6%                  7.76%           7.88%          8.01%


     A number of factors could affect the composition of the Fund's distributions. Such factors include (i) active management of the Fund's assets, which may result in varying proportions of L/T Capital Gains, M/T Capital Gains, Ordinary Income and/or return of capital in Fund distributions; and (ii) possible revocation or revision of the IRS revenue ruling requiring the proportionate allocation of L/T Capital Gains and M/T Capital Gains among holders of various classes of capital stock.

As illustrated in the table below, assuming a Cumulative Preferred Stock dividend composed of 33.3% L/T Capital Gains, 33.3% M/T Capital Gains and 33.4% Ordinary Income, the following table shows the pure Ordinary Income equivalent yields that would be generated at the indicated dividend rate for taxpayers in the indicated tax brackets.

                                                                                          A CUMULATIVE PREFERRED STOCK
                                                                                                DIVIDEND RATE OF
                                                                                   7.50%              7.625%             7.75%
                                1997 FEDERAL                                              IS EQUIVALENT TO AN ORDINARY
                                TAX BRACKET+                                                    INCOME YIELD OF
  39.6% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8.79%              8.93%              9.08%
  36.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8.43%              8.58%              8.71%
  31.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8.00%              8.13%              8.27%
  28.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7.77%              7.91%              8.03%
  15.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7.65%              7.78%              7.90%

____________________
/
+/ Annual taxable income levels corresponding to the 1997 Federal marginal tax brackets are as follows: 39.6%-- over $271,050 for both single and joint returns; 36.0%--$124,651-$271,050 for single returns, $151,751-
     $271,050  for joint returns; 31.0%--$59,751-$124,650 for single returns,
     $99,601-$151,750  for  joint  returns; and  28.0%--$24,651-$59,750   for
     single returns, $41,201-$99,600 for joint returns. An investor's marginal tax rates may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income also may be subject to certain state, local and foreign taxes. For investors who pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

                            -------------------

The  tax  characteristics  of  the   Fund  are  described  more  fully  under
"Taxation".

The preceding tables are for illustrative purposes only and cannot be taken as an indication of the composition of the Fund's future distributions.

                             FINANCIAL HIGHLIGHTS

     The selected data set forth below is for a share of Common Stock outstanding for the periods presented. The financial information was derived from and should be read in conjunction with the financial statements of the Fund incorporated by reference into this Prospectus and the Statement of Additional Information. The financial information for the year ended December 31, 1996 has been audited by Ernst & Young LLP, independent auditors, as stated in their unqualified report accompanying such financial statements. The financial information for each of the seven years in the period ended December 31, 1995 and for the period from March 2, 1988 (commencement of operations) to December 31, 1988 has been audited by KPMG Peat Marwick LLP, independent accountants, whose reports thereon were unqualified. Financial information for the six months ended June 30, 1997 is unaudited.


                                 Six                                                                                  Period from
                                Months                                                                             (commencement of
                                ended                                              Year ended December 31,         operation) March
                                 June                                                                                 2, 1988 to
                                 30,                                                                               December 31, 1988
                                 1997
                                          1996      1995      1994     1993     1992      1991     1990     1989
Net Asset Value, Beginning
of Year . . . . . . . . . .   $ 5.52   $  5.09   $  4.70  $  5.24  $  4.99   $  6.01  $ 5.59   $ 5.91   $ 5.52         $  5.57
                                ----      ----      ----     ----     ----      ----    ----     ----     ----            ----

Income from Investment
Operations:
     Net investment income      0.04      0.06      0.13     0.19     0.04      0.04    0.21      0.25    0.24            0.28
     Net realized and
     unrealized gain on
     investments and foreign
     currency . . . . . . .     0.80      0.35      0.36    (0.62)    0.46     (0.64)   0.49     (0.28)   0.41          (0.03)
                                ----      ----      ----    ------    -----    ------   ----      -----   ----          ------

     Total from investment
     operations . . . . . .     0.84      0.41      0.49    (0.43)    0.50     (0.60)   0.70      (0.03)   0.65            0.25
                                ----      ----      ----     -----    ----     ------   ----       -----   ----            ----

Dividends and Distributions:
     Net investment income
                                    -     -        (0.16)   (0.11)   (0.03)    (0.02)   (0.17)    (0.24)   (0.23)         (0.25)
     Net realized gain on
     investments and foreign
     currency . . . . . . .         -     -        (0.01)    -       (0.22)    (0.05)   (0.11)    (0.05)   (0.03)            -
     Other sources  . . . .         -     -         -        -        -        (0.35)      -           -       -          (0.05)
                                 -----   -----     ------   -----    ------     -----    ------    ------  ------         ------

     Total dividends and
     distributions  . . . .         -     -        (0.17)   (0.11)   (0.25)    (0.42)   (0.28)    (0.29)   (0.26)         (0.30)
                                 ------  ------    -------  ------   ------    ------   ------     -----   ------         ------

Capital Stock Transactions          -     0.02      0.07     -        -         -           -        -       -              -
                                 ------  ------    -------  -------  -------    ------   ------    ------  ------         ------
Net Asset Value, End of
Period  . . . . . . . . . .   $ 6.36   $  5.52   $  5.09  $  4.70  $  5.24   $  4.99    $ 6.01   $ 5.59   $ 5.91        $   5.52
                              ------   -------   -------  -------  -------   --------   ------   ------   ------        --------
                              ------   -------   -------  -------  -------   --------   ------   ------   ------        --------

Market Value, End of Period
                              $ 5.00   $  4.59   $  4.19  $  3.56  $  4.31   $  4.06    $ 4.63      -         -            -
                              ------   -------   -------  -------  -------   -------    ------   ------   ------        --------
                              ------   -------   -------  -------  -------   -------    ------   ------   ------        --------

Total Return:(a)
Net Asset Value . . . . . .     15.2%     -         -        -        -         -       -            -        -            -
Market Value  . . . . . . .      8.8%     9.6%     22.3%   (17.4%)    9.3%     (3.3%)   (4.5%)       -        -            -
Ratios Based on Average Net
Assets:
Total Expenses(b) . . . . .     0.64%*    1.91%     2.14%    2.27%    2.43%     2.21%    2.36%    2.48%     1.99%         2.17%*
Net investment income . . .     1.58%*    1.80%     2.80%    3.81%    0.74%     0.67%    4.01%    4.33%     4.34%         6.76%*

Supplemental Data:
Net Assets, End of Period
(in thousands)  . . . . . .     $50,839  $44,154   $41,385    $41,106   $45,839    $43,615  $52,540   $48,830  $51,710  $45,509
Portfolio Turnover Rate . .        34%     159%       76%       483%      445%       267%     269%      312%     244%      30%
Average Commission Rate
Paid+ . . . . . . . . . . .     $0.062   $0.0396       -         -         -          -        -         -        -         -


(table continued)

                                   Period from
                               (commencement of
                               operation) March
                                  2, 1988 to
                              December 31, 1988
Net Asset Value, Beginning
of Year . . . . . . . . . .       $  5.57
Income from Investment
Operations:
     Net investment income           0.28
     Net realized and
     unrealized gain on
     investments and foreign
     currency . . . . . . .         (0.03)

     Total from investment
     operations . . . . . .          0.25

Dividends and Distributions:
     Net investment income          (0.25)
     Net realized gain on
     investments and foreign
     currency . . . . . . .           -
     Other sources  . . . .         (0.05)

     Total dividends and
     distributions  . . . .         (0.30)

Capital Stock Transactions
Net Asset Value, End of
Period  . . . . . . . . . .       $  5.52

Market Value, End of Period           -

Total Return:(a)
Net Asset Value . . . . . .           -
Market Value  . . . . . . .           -
Ratios Based on Average Net
Assets:
Total Expenses(b) . . . . .          2.17%*
Net investment income . . .          6.76%*
Supplemental Data:
Net Assets, End of Period
(in thousands)  . . . . . .       $45,509
Portfolio Turnover Rate . .            30%
Average Commission Rate
Paid+ . . . . . . . . . . .           -

___________________________
(a) Net Asset Value and Market Value Total Returns are based on the change in price per share during the periods and assume reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plans.
(b) Expense ratios are shown after fee waivers by the Fund's present investment adviser. For the periods ended June 30, 1997 and December 31, 1996, the expense ratios before the waivers would have been 1.64% and 2.08%, respectively.
+ For fiscal years beginning after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.
*    Annualized.

                                   THE FUND

     Royce Global Trust, Inc. (the "Fund") is a closed-end diversified management investment company. It was incorporated under the name "America's All Season Fund, Inc." under the laws of the State of Maryland on October 30, 1987 and is registered under the 1940 Act. The Fund commenced operations in March 1988. As of July 31, 1997, the Fund had 7,998,419 shares of Common Stock issued and outstanding, with an aggregate net asset value of $52,384,529. The Fund's principal office is located at 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 221-4268.

     The Fund seeks to achieve its investment objective of long-term capital appreciation by normally investing more than 75% of its assets in common stocks, convertible preferred stocks, convertible debentures and other equity securities. See "Investment Objective and Policies".

                               USE OF PROCEEDS

     The net proceeds of the offering are estimated at $19,180,000, after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Fund's investment adviser expects to invest such proceeds in accordance with the Fund's investment objective and policies within six months from the completion of the offering, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments in which the Fund may invest. See "Investment Objective and Policies--Investment Policies and Risk Factors".

                                CAPITALIZATION

     The following table sets forth the unaudited capitalization of the Fund as of June 30, 1997, and as adjusted to give effect to this offering.

                                                                      OUTSTANDING                           AS ADJUSTED
Stockholders' equity:
  Preferred Stock, $.01 par value:
    No shares authorized, issued or outstanding;
    as adjusted, 5,000,000 shares of     % Cumulative
    Preferred Stock authorized, and 800,000 of such
    shares issued and outstanding                                          -                                $20,000,000

Common Stock, $.01 par value:
  Authorized 100,000,000 shares; 7,998,419 shares issued
  and outstanding; as adjusted, 95,000,000 shares authorized          $    79,984                                79,984
    Additional paid-in capital                                         39,913,578                            39,913,578
    Undistributed net investment income                                 1,191,440                             1,191,440
    Accumulated net realized gain on
      investments and foreign currency                                  3,995,308                             3,995,308
    Net unrealized appreciation on investments
      and foreign currency                                              5,658,983                             5,658,983
                                                                      -----------                           -----------

Net assets applicable to outstanding Common Stock                     $50,839,293                           $50,019,293
                                                                      ___________                           ___________


--------------------
(1) After deducting underwriting discounts and estimated costs of this offering of $820,000.

                                                        PORTFOLIO COMPOSITION

     The following tables set forth certain unaudited information with respect to the Fund's investment portfolio as of June 30, 1997.

                                                                                                    Value                Percentage
Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $42,226,556                  83.0%
U.S. Treasury Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             4,006,880                   7.9%
Fixed Income Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               791,687                   1.6%
Cash and other assets less liabilities  . . . . . . . . . . . . . . . . . . . . . . .             3,814,170                   7.5%
         Total investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $50,839,293                 100.0%


Sector Weightings in Common Stock Portfolio

                                                                                                    Value                 Percentage
Industrial Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $8,059,189                  15.8%
Industrial Products   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7,183,730                  14.1%
Consumer Products   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5,425,519                  10.7%
Financial Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5,384,012                  10.6%
Financial Intermediaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             4,406,675                   8.7%
Retail  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             4,050,337                   8.0%
Technology  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2,446,600                   4.8%
Consumer Services   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             2,354,000                   4.6%
Health  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1,662,675                   3.3%
Natural Resources   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1,253,819                   2.4%
         Total common stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $42,226,556                  83.0%


OTHER INFORMATION REGARDING COMMON STOCK INVESTMENTS

     Number of issuers  . . . . . . . . . . . . . . . .           74
     Median market capitalization (total portfolio) . . .        $518 million

                      INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is long-term capital appreciation. It seeks to achieve this objective by normally investing more than 75% of its assets in common stocks, convertible preferred stocks, convertible debentures and other equity securities. There are market risks inherent in any investment, and there is no assurance that the investment objective of the Fund will be achieved.

     The Fund will normally invest more than 65% of its assets in securities of companies of at least three countries, including the United States. In most instances, investments will be made in companies principally based in the United States or the other developed countries of North America, Europe, Asia and Australia and not in emerging markets countries. Royce intends to invest primarily in American Depository Receipts ("ADRs"), in U.S. exchange-listed securities and in Nasdaq National Market System securities.

     The assets of the Fund that are not required to be invested in the equity securities of domestic and foreign companies may be invested in direct obligations of the U.S. Government or its agencies and in the non-convertible preferred stocks and debt securities of domestic and foreign companies.

INVESTMENT POLICIES AND RISK FACTORS

     Royce invests the Fund's assets primarily in a limited number of companies which, it believes, have unusually strong returns on assets, cash flows and balance sheets or unusual business strengths and/or prospects. Other characteristics, such as a company's growth potential and valuation considerations, are also used in selecting investments for the Fund. While it does not limit the stock market capitalizations of the companies in which the Fund may invest, Royce has historically focused on small-cap equity securities (companies with stock market capitalizations below $1 billion). Currently, the Fund invests primarily in companies which are either domiciled in the United States with global business activities or domiciled in foreign countries but with a substantial U.S. presence.

     Royce uses a "value" method in managing the Fund's assets. Royce's value method is based on its belief that the securities of certain companies may sell at a discount from its estimate of such companies' "private worth", that is, what a knowledgeable buyer would pay for the entire company. Royce attempts to identify and invest in these securities for the Fund, with the expectation that this "value discount" will narrow in time and thus provide capital appreciation for the Fund's portfolio.

     Foreign Investments.    The Fund  invests  a portion  of its  assets  in
securities of  foreign issuers.   Foreign investments  involve certain  risks
which typically are not present in securities of domestic issuers.

     There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund's ability to realize on its investment in such securities. There is no assurance that Royce will be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

     The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of the foreign securities it purchases, and its foreign investments may be adversely affected by changes in foreign currency rates. Consequently, the risks associated with such investments may be greater than if the Fund did engage in foreign currency transactions for hedging purposes. Foreign investments may also be adversely affected by exchange control regulations, if any, in such foreign markets, and the Fund's ability to make certain distributions necessary to maintain eligibility as a regulated investment company and avoid the imposition of income and excise taxes may to that extent be limited.

     Income earned or received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Any such taxes paid by the Fund will reduce its cash available for distribution to stockholders. The Fund is required to calculate its distributable income and capital gains for U.S. Federal income tax purposes by reference to the U.S. dollar. Fluctuations in applicable foreign currency exchange rates may cause the Fund's distributable income and capital gains for U.S. Federal income tax purposes to differ from the value of its investments calculated by reference to foreign currencies. If the Fund invests in stock of a so-called passive foreign investment company, the Fund may make certain elections that will affect the calculation of its net investment income and capital gains. See "Taxation".

     Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of sponsored or unsponsored ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and in Europe and are designed for use throughout the world. Depositary Receipts are alternatives to the purchase of the underlying foreign securities in their national markets and currencies. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks associated with other investments in foreign securities, as discussed above.

     Fixed Income Securities. Up to 25% of the Fund's total assets may be invested in direct obligations of the U.S. Government or its agencies and in non-convertible preferred stocks and debt securities of various domestic and foreign issuers. Within this category, up to 5% of the Fund's total assets may be invested in below investment-grade debt securities, also known as high-yield/high-risk securities. Such debt securities may be in the lowest-rated categories of recognized rating agencies (C in the case of Moody's or D in the case of Standard & Poor's Ratings Services) or may be unrated. Such high-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal.

     Warrants, Rights or Options. The Fund may invest up to 5% of its total assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option.
These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the Standard & Poor's 500 Composite Stock Price Index.

     Other Investment Companies. The Fund may also indirectly invest in the securities of domestic and foreign companies by investing in the securities of other investment companies that invest primarily in such companies. The other investment companies in which the Fund may invest may be domestic companies registered under the 1940 Act or foreign companies that are not so registered or otherwise regulated. They usually have their own management fees and expenses, and Royce will also earn its fee on Fund assets invested in such other companies, which would result in a duplication of fees to the extent of any such investment. However, Royce will waive its management fee on any Fund assets invested in open-end investment companies, and no sales charge will be incurred on such an investment. See "Investment Advisory and Other Services--Advisory Fee".

     Temporary Investments. The assets of the Fund are normally invested as described above. However, for temporary defensive purposes (i.e., when Royce determines that market conditions warrant) or when it has uncommitted cash balances, the Fund may also invest in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with its custodian bank covering U.S. Treasury and agency obligations having a term of not more than one week, high-quality commercial paper and money market funds registered under the 1940 Act or retain all or part of its assets in cash. Accordingly, the composition of the Fund's portfolio may vary from time to time.

     Repurchase agreements are in effect loans by the Fund to its custodian, and the agreements for such transactions require the custodian to maintain securities having a value at least equal to the amount loaned as collateral. Repurchase agreements could involve certain risks if the custodian defaults or becomes insolvent, including possible delays or restrictions upon the Fund's ability to dispose of collateral.

     Securities Lending. The Fund is authorized to lend up to 25% of its assets to qualified institutional investors for the purpose of realizing additional income. The Rating Agency Guidelines, however, limit the amount that the Fund may lend to 5% of its total assets. Loans of securities of the Fund will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.

     Reverse Repurchase Agreements. The Fund is also authorized to enter into reverse repurchase agreements. However, the Rating Agency Guidelines prohibit such transactions. Such agreements involve the sale of securities held by the Fund pursuant to an agreement to repurchase the securities at an agreed-upon price, date and interest payment. When effecting reverse repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement are required to be maintained in a segregated account with the Fund's custodian bank, and the reverse repurchase agreement is required to be marked to market each day.

     Senior Securities. The 1940 Act and the Fund's fundamental investment policies and restrictions (see "--Investment Restrictions") permit the Fund to issue and sell senior securities representing indebtedness or consisting of Preferred Stock if various requirements are met. Such requirements include initial asset coverage tests of 300% for indebtedness and 200% for Preferred Stock and restrictive provisions concerning Common Stock dividend payments, other Common Stock distributions, stock repurchases and maintenance of asset coverage and giving senior securityholders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. While the issuance and sale of senior securities allows the Fund to raise additional cash for investments, it is a speculative investment technique, involving the risk considerations of leverage, potential dilution and increased share price volatility for the Common Stock of the Fund. In addition, the Fund may be required to sell investments in order to make required payments to senior securityholders when it may be disadvantageous to do so.

     The Cumulative Preferred Stock offered hereby is a senior security of the Fund. See "Description of Cumulative Preferred Stock". Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payment of interest and repayment of principal then due on any outstanding indebtedness of the Fund.

     As of June 30, 1997, the Fund had total assets of $51,576,759 and total liabilities of $737,466 and had not issued any debt securities or Preferred Stock. Accordingly, as of such date, the Fund could have, under such policies and restrictions, issued and sold senior securities representing indebtedness of up to $25,419,647 or Preferred Stock having an involuntary liquidation preference of up to $50,839,293 or various combinations of lesser amounts of both securities representing indebtedness and such Preferred Stock.

     The Fund's investment policies are subject to certain restrictions. See "--Investment Restrictions".

RATING AGENCY GUIDELINES

     Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

     Moody's has established guidelines in connection with the Fund's receipt of a rating for the Cumulative Preferred Stock on their Date of Original Issue of "aaa" by Moody's. Moody's, a nationally-recognized securities rating organization, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various auction rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but are being adopted by the Fund in order to satisfy current requirements necessary for Moody's to issue the above-described rating for the Cumulative Preferred Stock. The guidelines provide a set of tests for portfolio composition and discounted asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements of Section 18 of the 1940 Act. The Moody's guidelines are included in the Articles Supplementary and are referred to in this Prospectus as the "Rating Agency Guidelines".

     The Fund intends to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount. If the Fund fails to meet such requirement and such failure is not cured, the Fund will be required to redeem some or all of the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock--Redemption--Mandatory Redemption". The Rating Agency Guidelines also exclude from Moody's Eligible Assets and, therefore, from the Portfolio Calculation, certain types of securities in which the Fund may invest and prohibit the Fund's acquisition of futures contracts or options on futures contracts, prohibit reverse repurchase agreements, limit the writing of options on portfolio securities and limit the lending of portfolio securities to 5% of the Fund's total assets. Royce does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its management of the Fund's portfolio or on the achievement of the Fund's investment objective. For a further discussion of the Rating Agency Guidelines, see "Description of Cumulative Preferred Stock".

     The Fund may, but is not required to, adopt any modifications to the Moody's guidelines that may hereafter be established by Moody's. Failure to adopt such modifications, however, may result in a change in the Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw such rating. As set forth in the Articles Supplementary, the Board of Directors of the Fund may, without stockholder approval, adjust, modify, alter or change the Rating Agency Guidelines if Moody's advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current rating on the Cumulative Preferred Stock. Furthermore, under certain circumstances, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency
Guidelines. If the Fund terminates compliance with the Rating Agency Guidelines, it is likely that Moody's will change its rating on the Cumulative Preferred Stock or withdraw its rating altogether, which may have an adverse effect on the market value of the Cumulative Preferred Stock. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

     As recently described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Cumulative Preferred Stock is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Moreover, the Rating Agency Guidelines do not address the likelihood that a holder of Cumulative Preferred Stock will be able to sell such shares. The rating is based on current information furnished to Moody's by the Fund and Royce and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

CHANGES IN INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective of long-term capital appreciation principally through investment in common stocks, convertible preferred stocks, convertible debentures and other equity securities is a fundamental policy of the Fund and may not be changed without approvals of holders of a majority of the Fund's outstanding shares of Common Stock and outstanding shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a single class, and a majority of the outstanding shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented, or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund). Except as indicated under "--Investment Restrictions" below, the Fund does not consider its other policies to be fundamental, and such policies may be changed by the Board of Directors without stockholder approval or prior notice to stockholders.

INVESTMENT RESTRICTIONS

     The policies set forth below are fundamental policies of the Fund and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as indicated above under "-- Changes in Investment Objective and Policies". The Fund may not:

     1. As to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items or to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.)
     2. Invest in any investment company if a purchase of its shares would result in the Fund and its affiliates owning more than 3% of the total outstanding stock of such company.
     3. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class.
     4. Purchase or sell commodities or commodity future contracts. (This restriction does not limit the Fund's use of financial futures and options thereon, or the investment of not more than 25% of the Fund's assets in gold and silver bullion or certificates for such precious metals. Illiquid investments in either gold, silver or certificates for gold or silver are limited to 10% of the Fund's assets.)
     5. Make loans of money or securities, except (i) by the purchase of fixed income obligations in which the Fund may invest consistent with its investment objective and policies; (ii) by entering into securities lending transactions described in "Investment Objective and Policies"; and (iii) by entering into reverse repurchase agreements, as described in "Investment Objective and Policies".
     6. Invest in the securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or the investment adviser owns more than .5% of the outstanding securities of such company and such officers and directors (who own more than .5%) in the aggregate own more than 5% of the outstanding securities of such company.
     7.   Borrow  money, except  to the extent  that it  may (i)  borrow from banks for temporary or emergency purposes in an amount not exceeding 5% of the Fund's assets or (ii) borrow in an amount up to 331/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made; provided that the Fund may engage in reverse repurchase agreements, as set forth in "Investment Objective and Policies".
     8. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 331/3% of the value of its net assets, but only to secure borrowings authorized by Restriction 7 above.
     9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.
     10. Purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.
     11. Invest for the purpose of exercising control or management of another company.
     12. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.
     13.  Concentrate its investments in any industry.
     14. Make purchases of securities on "margin" from an affiliated person, provided that the Fund may engage in short sales and may satisfy margin requirements with respect to futures transactions.

          Notwithstanding Restriction 4 above, the Fund has no current intention of investing in financial futures and options thereon, gold and silver bullion or certificates for such precious metals.

          The policies set forth below are operating policies of the Fund and may be changed by the Board of Directors without stockholder approval or prior notice to stockholders. The Fund may not:

     a. Make investments which would cause more than 50% of the Fund's assets to be invested in equity securities traded exclusively in markets outside the United States.
     b.   Invest in emerging market countries.
          Limitations a and b do not prevent the Fund from purchasing sponsored or unsponsored depository receipts trading within the U.S. and/or developed markets in Europe which represent an interest in foreign equity securities trading in other markets, including securities of issuers located or trading in emerging market countries.
     c. Make investments which would cause more that 25% of the Fund's assets to be invested in non-equity securities traded exclusively in markets outside the U.S.
     d. Make investments which would cause more than 5% of the Fund's assets to be invested in below investment grade non-convertible debt securities.
     e. Deal in foreign currency futures, either for speculative or hedging purposes.
     f. Engage in "swaps," or invest more than 10% of its assets in illiquid securities.
     g. Make short sales of securities, other than short sales against-the-box in which, at the time of the short sale, the Fund holds or has an unrestricted right to receive the security to be sold short.
     h. Invest in derivative securities of a speculative nature. (This limitation is not intended to prevent the Fund from using investments in repurchase agreements, reverse repurchase agreements, warrants, rights, options and convertible securities.)
     i. Borrow from banks for leveraging purposes. (The Fund may, however, issue other senior securities under Section 18 of the 1940 Act.)

     If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets is not considered a violation of any of the above restrictions.

                    INVESTMENT ADVISORY AND OTHER SERVICES

     Royce is a New York corporation organized in February 1967, with its principal office at 1414 Avenue of the Americas, New York, New York 10019. It became the investment adviser of the Fund on November 1, 1996, succeeding another company that managed the Fund's assets using a different investment strategy from that used by Royce. Royce also serves as investment adviser to other management investment companies, with aggregate net assets of approximately $2.1 billion as of July 31, 1997, and manages other institutional accounts.

     Under the Fund's Articles of Incorporation, as amended, and the Maryland General Corporation Law, the Fund's business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Fund's Board of Directors, which periodically reviews the Fund's investment performance.

PORTFOLIO MANAGEMENT

     Charles M. Royce, Royce's President, Chief Investment Officer and sole voting shareholder since 1972, is primarily responsible for managing the Fund's portfolio. He is assisted by Royce's investment staff, including W. Whitney George, Portfolio Manager and Managing Director, and by Jack E. Fockler, Jr., Managing Director. See "Directors and Officers" in the Statement of Additional Information.

INVESTMENT ADVISORY AGREEMENT

     Under the Investment Advisory Agreement between the Fund and Royce, Royce determines the composition of the Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes; provides the Fund with investment advisory, research and related services for the investment of its assets; furnishes, without expense to the Fund, the services of those of its executive officers and full-time employees who may be duly elected directors or executive officers of the Fund and pays their compensation and expenses; and pays all expenses incurred in performing its investment advisory duties under the Agreement.

     The Fund pays all of its own administrative and other costs and expenses attributable to its operations and transactions (except those set forth above), including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholder reports and notices; Federal and state registration fees; listing fees and expenses; Federal, state and local taxes; non-affiliated directors fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares. Thus, unlike most other investment companies, the Fund is required to pay substantially all of its expenses, and Royce does not incur substantial fixed expenses.

ADVISORY FEE

     As compensation for its services under the Investment Advisory Agreement, Royce is entitled to receive a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund. Because the fee is computed based on the Fund's net assets and not on its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. However, because preferred stock is a form of equity, Royce will receive a fee in respect of any assets of the Fund equal to the liquidation preference of and any potential redemption premium for any Preferred Stock that may be issued and sold by the Fund, including the Cumulative Preferred Stock.

     Royce has agreed to reduce the monthly fees payable to it under the Investment Advisory Agreement to the extent necessary so that the ratio of the expenses of the Fund (including the fees payable to Royce, but excluding interest, dividends on securities sold short, taxes, brokerage commissions, distribution fees, amortization of organization expenses and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) will not exceed, for each of the fiscal years of the Fund ending December 31, 1997 and 1998, 1.75% of the Fund's average net assets for such fiscal year. Royce will voluntarily reduce this ratio to 1.375%, effective for periods from the Date of Original Issue.

     Royce will also waive the portion of its investment advisory fee that is attributable to the amount of the net proceeds to the Fund of this offering and of any other Preferred Stock offering for any month when the Fund's average annual total return (before reduction for that portion of the fee for the month that is subject to potential waiver, but assuming a continuous stockholder who reinvested all distributions and fully participated in any primary rights offerings) from the date of the Preferred Stock's original issue fails to exceed the Preferred Stock dividend rate during that period.

     Royce had voluntarily waived the investment advisory fees payable to it by the Fund until such time as the market price of the Fund's Common Stock, adjusted for any distributions to stockholders or other capital transactions, closed for a period of 20 consecutive trading days at or above $5.28, the net asset value of a share of the Fund's Common Stock on October 31, 1996. This condition was satisfied on August 20, 1997.


                  DESCRIPTION OF CUMULATIVE PREFERRED STOCK

     The following is a brief description of the terms of the Cumulative Preferred Stock. This description does not purport to be complete and is qualified by reference to the Articles Supplementary, the form of which is filed as an exhibit to the Fund's Registration Statement. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

GENERAL

     Under the Articles Supplementary, the Fund will be authorized to issue up to 5,000,000 shares of Cumulative Preferred Stock, 800,000 of which are being offered hereby. No fractional shares of Cumulative Preferred Stock will be issued. As of the date of this Prospectus, there were no shares of Cumulative Preferred Stock or any other Preferred Stock of the Fund issued or outstanding. The Board of Directors reserves the right to issue additional shares of Cumulative Preferred Stock or other Preferred Stock from time to time, subject to the restrictions in the Articles Supplementary and the 1940 Act. The shares of Cumulative Preferred Stock will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any shares of Cumulative Preferred Stock repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Stock from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations or terms of redemption. The Fund will not issue any class of stock senior to the shares of Cumulative Preferred Stock.

DIVIDENDS

     Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual
rate of       % of  the liquidation preference  of $25.00 per  share, payable quarterly on March 23, June 23, September 23 and December 23 (each, a "Dividend Payment Date"), commencing on December 23, 1997, to the persons in whose names the shares of Cumulative Preferred Stock are registered at the close of business on the preceding March 6, June 6, September 6 and December 6, respectively.

     Dividends on the shares of Cumulative Preferred Stock will accumulate from the date on which such shares are originally issued (the "Date of Original Issue").

     No dividends will be declared or paid or set apart for payment on shares of Cumulative Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Date thereof. If full cumulative dividends are not paid on the Cumulative Preferred Stock, all dividends on the shares of Cumulative Preferred Stock will be paid pro rata to the holders of the shares of Cumulative Preferred Stock. Holders of Cumulative Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

     For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its Common Stock or any other junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the Cumulative Preferred Stock as to dividends and upon liquidation), unless, in each case,
(i) immediately after such transaction, the Fund will have a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount and the Fund will maintain the Asset Coverage (see "--Asset Maintenance" and "-- Redemption" below), (ii) full cumulative dividends on shares of Cumulative Preferred Stock due on or prior to the date of the transaction have been declared and paid (or sufficient Deposit Securities to cover such payment have been deposited with the Paying Agent) and (iii) the Fund has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

ASSET MAINTENANCE

     The  Fund will  be required  to satisfy  two separate  asset maintenance
requirements  under  the  terms   of  the  Articles  Supplementary.     These
requirements are summarized below.

     Asset Coverage. The Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each March, June, September and December of each year, an "asset coverage" (as defined by the 1940 Act) of at least 225% (or such higher percentage as may be required under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Cumulative Preferred Stock (the "Asset Coverage"). This required Asset Coverage is higher than the 200% asset coverage required by the 1940 Act. If the Fund fails to maintain the Asset Coverage on such dates and such failure is not cured in 60 days, the Fund will be required under certain circumstances to redeem certain of the shares of Cumulative Preferred Stock. See "--Redemption" below.

     If the shares of Cumulative Preferred Stock offered hereby had been issued and sold on June 30, 1997, the Asset Coverage immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $820,000), would have been computed as follows:


                                  Value of Fund assets less liabilities not
                                        constituting senior securities                         $70,019,293
                                                                                         =                       =     350%
                         Senior securities representing indebtedness plus liquidation          $20,000,000
                                 preference of the Cumulative Preferred Stock


     Basic Maintenance Amount. The Fund will be required under the Articles Supplementary to maintain, as of each Valuation Date, portfolio holdings meeting specified guidelines of Moody's, as described under "Investment Objective and Policies--Rating Agency Guidelines", having an aggregate discounted value (a "Portfolio Calculation") at least equal to the Basic Maintenance Amount, which is in general the sum of the aggregate liquidation preference of the Cumulative Preferred Stock, any indebtedness for borrowed money and current liabilities and dividends. If the Fund fails to meet such requirement as to any Valuation Date and such failure is not cured within 14 days after such Valuation Date, the Fund will be required to redeem certain of the shares of Cumulative Preferred Stock. See "--Redemption" below.

     Any security not in compliance with the Rating Agency Guidelines will be excluded from the Portfolio Calculation.

     The Moody's Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with the rating of the Cumulative Preferred Stock. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The Moody's Discount Factor relating to any asset of the Fund and the Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the discounted value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Cumulative Preferred Stock by Moody's.

     On or before the third Business Day after each Quarterly Valuation Date, the Fund is required to deliver to Moody's a Basic Maintenance Report. Within ten Business Days after delivery of such report relating to the Quarterly Valuation Date, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

REDEMPTION

     Mandatory Redemption. The Fund will be required to redeem, at a redemption price equal to $25.00 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared) (the "Redemption Price"), certain of the shares of Cumulative Preferred Stock (to the extent permitted under the 1940 Act and Maryland law) in the event that:

          (i) the Fund fails to maintain the quarterly Asset Coverage, and such failure is not cured on or before 60 days following such failure (a "Cure Date"); or

          (ii) for so long as the Fund is complying with the Rating Agency Guidelines, the Fund fails to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount as of any Valuation Date, and such failure is not cured on or before the 14th day after such Valuation Date (also, a "Cure Date").

     The amount of such mandatory redemption will equal the minimum number of outstanding shares of Cumulative Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on a Cure Date, would have resulted in the Asset Coverage having been satisfied or the Fund having a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount on such Cure Date or, if the Asset Coverage or a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount, as the case may be, cannot be so restored, all of the shares of Cumulative Preferred Stock, at the Redemption Price. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (i) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock in order to increase the "asset coverage", as defined in the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after redemption up to 250%. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (ii) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemptions by up to 10%.

     If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Cumulative Preferred Stock to be redeemed on any redemption date, the Fund is required to redeem on such redemption date that number of shares for which it has legally available funds and is otherwise able to redeem, ratably from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption ("Notice of Redemption").

     If fewer than all shares of Cumulative Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of shares in accordance with the respective number of shares held by each such holder on the record date for such redemption. If fewer than all shares of Cumulative Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will specify the number of shares to be redeemed from such holder. Unless all accumulated and unpaid dividends for all past dividend periods will have been or are contemporaneously paid or declared and Deposit Securities for the payment thereof deposited with the Paying Agent, no redemptions of Cumulative Preferred Stock may be made.

     Optional Redemption. Prior to September 1, 2002, the shares of Cumulative Preferred Stock are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Commencing September 1, 2002 and thereafter, the Fund may at any time redeem shares of Cumulative Preferred Stock in whole or in part at the Redemption Price. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.

     Redemption Procedures. A Notice of Redemption will be given to the holders of record of Cumulative Preferred Stock selected for redemption not less than 30 or more than 45 days prior to the date fixed for the redemption. Each Notice of Redemption will state (i) the redemption date, (ii) the number of shares of Cumulative Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the Redemption Price, (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date and
(vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the Notice of Redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS

     Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of shares of Cumulative Preferred Stock then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock or any other class of stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25.00 per share plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon) (the "Liquidation Preference"), and such holders will be entitled to no further participation in any distribution payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Cumulative Preferred Stock and any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the Cumulative Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Cumulative Preferred Stock of the Liquidation Preference and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Cumulative Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference has been paid in full to the holders of Cumulative Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation.

     Upon any liquidation, the holders of the Common Stock, after required payments to the holders of Preferred Stock, will be entitled to participate equally and ratably in the remaining assets of the Fund.

VOTING RIGHTS

     Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock and any other Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class. Also, except as otherwise required by the 1940 Act, (i) holders of outstanding shares of the Cumulative Preferred Stock will be entitled as a series, to the exclusion of holders of shares of the Common Stock and of any other series of the Preferred Stock of the Fund, to vote on matters affecting the Cumulative Preferred Stock that do not adversely affect such other class or series, and (ii) holders of shares of any other outstanding series of Preferred Stock will be entitled, as a series, to the exclusion of holders of shares of the Cumulative Preferred Stock, to vote on matters affecting such other series of the Preferred Stock that do not adversely affect the Cumulative Preferred Stock.

     In connection with the election of the Fund's directors, holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon and sufficient Deposit Securities shall not have been deposited with the Paying Agent for the payment of such accumulated dividends; or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Cumulative Preferred Stock, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Cumulative Preferred Stock and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of shares of Cumulative Preferred Stock and any other Preferred Stock have the right to elect in any event) will terminate automatically.

     So long as shares of the Cumulative Preferred Stock are outstanding, the Fund will not, without the affirmative vote of the holders of two-thirds of the shares of Cumulative Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock. The Board of Directors, however, without stockholder approval, may amend, alter or repeal the Rating Agency Guidelines in the event the Fund receives confirmation from Moody's that any such amendment, alteration or repeal would not impair the rating then assigned to the Cumulative Preferred Stock. Furthermore, under certain circumstances, without the vote of stockholders, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. See "-- Termination of Rating Agency Guidelines" below. The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies". The class vote of holders of shares of the Cumulative Preferred Stock and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question. See "Description of Capital Stock--Certain Voting Requirements".

     The foregoing voting provisions will not apply to any shares of Cumulative Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient Deposit Securities provided to the Paying Agent to effect such redemption.

TERMINATION OF RATING AGENCY GUIDELINES

     The Articles Supplementary provide that the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines, in which case the Fund will no longer be required to comply with such guidelines, provided that (i) the Fund has given the Paying Agent, Moody's and holders of the Cumulative Preferred Stock at least 20 calendar days written notice of such termination of compliance, (ii) the Fund is in compliance with the Rating Agency Guidelines at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines,
(iii) at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, the Cumulative Preferred Stock is listed on the AMEX or on another exchange registered with the Commission as a national securities exchange and (iv) at the time of termination of compliance with the Rating Agency Guidelines, the cumulative cash dividend rate payable on the Cumulative Preferred Stock is increased by .375% per annum.

     If the Fund terminates compliance with the Rating Agency Guidelines, Moody's may change its rating on the Cumulative Preferred Stock or withdraw its rating altogether, which may have an adverse effect on the market value of the Cumulative Preferred Stock. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

LIMITATION ON ISSUANCE OF ADDITIONAL PREFERRED STOCK

     So long as any shares of Cumulative Preferred Stock are outstanding, the Articles Supplementary provide that the Fund may issue and sell up to 4,200,000 additional shares of the Cumulative Preferred Stock and/or shares of one or more other series of the Preferred Stock, provided that
(i) immediately after giving effect to the issuance and sale of such additional Preferred Stock and to the Fund's receipt and application of the proceeds thereof, the Fund will maintain the Asset Coverage of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Fund then outstanding, and (ii) no such additional Preferred Stock will have any preference or priority over any other Preferred Stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

ABILITY TO MODIFY ARTICLES SUPPLEMENTARY

     The Articles Supplementary provide that, to the extent permitted by law, the Board of Directors may, without the vote of the holders of the Cumulative Preferred Stock or any other capital stock of the Fund, amend the provisions of the Articles Supplementary to resolve any inconsistency or ambiguity or remedy any formal defect, so long as the amendment does not materially adversely affect any of the contract rights set forth in the Charter of holders of shares of the Cumulative Preferred Stock or any other capital stock of the Fund or, if the Fund has not previously terminated compliance with the Rating Agency Guidelines, adversely affect the then current rating on the Cumulative Preferred Stock by Moody's.

REPURCHASE OF CUMULATIVE PREFERRED STOCK

     The Fund is a closed-end investment company and, as such, holders of Cumulative Preferred Stock do not, and will not, have the right to redeem their shares of the Fund. The Fund may, however, repurchase shares of the Cumulative Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

BOOK-ENTRY

     Shares of Cumulative Preferred Stock will initially be held in the name of Cede & Co. ("Cede"), as nominee for The Depositary Trust Company ("DTC"). The Fund will treat Cede as the holder of record of the Cumulative Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Cumulative Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Cumulative Preferred Stock may obtain registered certificates by contacting the Transfer Agent (as defined below).

                         DESCRIPTION OF CAPITAL STOCK

CAPITAL STOCK

     Common Stock. The Fund is authorized to issue 95,000,000 shares of Common Stock, par value $.01 per share. Each share of Common Stock has equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are fully paid and non-assessable. The shares of Common Stock are not redeemable and have no preemptive, exchange, conversion or cumulative voting rights. As a Nasdaq National Market System-listed company, the Fund is required to hold annual meetings of its stockholders.

     Preferred Stock. The Board of Directors is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. In this regard, the Board of Directors has reclassified 5,000,000 shares of unissued Common Stock as Cumulative Preferred Stock, of which 800,000 are offered hereby. The terms of the Cumulative Preferred Stock materially limit and/or qualify the rights of the holders of the Fund's Common Stock. See "Description of Cumulative Preferred Stock".

     The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and
(iii) capital stock outstanding for each class of authorized securities of the Fund as of the date of this Prospectus.

                                                                                                                         AMOUNT
                                                                                                                      OUTSTANDING
                                                                                           AMOUNT HELD               (EXCLUSIVE OF
                                                                                             BY FUND                  AMOUNT HELD
                                                                 AMOUNT                    FOR ITS OWN              BY FUND FOR ITS
           TITLE OF CLASS                                      AUTHORIZED                     ACCOUNT                 OWN ACCOUNT)
Common Stock  . . . . . . . . . . . . . . . . . . .           95,000,000 shares                -0-                     7,998,419
Cumulative Preferred Stock  . . . . . . . . . . . .            5,000,000 shares                -0-                         -0-


CERTAIN VOTING REQUIREMENTS

     Under the Fund's Charter, (i) the dissolution of the Fund; (ii) a merger or consolidation of the Fund (in which the Fund is not the surviving corporation); (iii) the sale, lease, exchange or other disposal of all or substantially all the property and assets of the Fund to any individual or entity; or (iv) any amendment of the Articles of Incorporation which makes any class of the Fund's stock redeemable securities (as that term is defined in the 1940 Act) will have to be approved by the holders of at least 662/3% of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class. Such 662/3% vote, which will also be required to alter, amend or repeal the provision of the Fund's Charter containing these voting requirements, is the vote provided for certain of these matters by the Maryland General Corporation Law in the absence of the Charter providing for a greater or lesser percentage. Other of these matters would not require a vote under such Law in the absence of such provisions in the Charter.

     The foregoing voting requirements could have the effect of limiting the ability of third parties to acquire control of the Fund. This could in turn have the effect of depriving stockholders of potential opportunities to sell their shares at above market prices.

                                   TAXATION

     The following Federal income tax discussion is based on the advice of Brown & Wood LLP, special counsel to the Fund. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws are subject to being changed retroactively or prospectively.

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code. If it so qualifies, the Fund (but not its stockholders) will not be subject to Federal income tax on the part of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gains (i.e., the excess of the Fund's net realized long-term capital gains over its net realized short-term capital losses), if any, that it distributes to its stockholders in each taxable year, provided that it distributes at least 90% of its net investment income for such taxable year to them. The Fund intends to distribute substantially all of such income.

TAXATION OF STOCKHOLDERS

     Dividends paid by the Fund from its net investment income (such dividends referred to hereafter as "ordinary income dividends") are taxable to stockholders as ordinary income. Distributions made from net capital gains (including gains or losses from certain transactions in warrants, rights and options) and properly designated by the Fund ("capital gain dividends") are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Capital gain dividends may be taxed at a lower rate than ordinary income dividends for certain non-corporate taxpayers. Under recent legislation, "long-term capital gain" has been broken down into additional categories of gain, taxable at different rates. These categories include mid-term gain as well as certain other categories of gain that the Fund does not expect to realize. Net mid-term gains on securities held longer than one year but not longer than eighteen months are taxed at the taxpayer's marginal Federal income tax rate, but not higher than 28%. Net gains on securities held longer than eighteen months are taxed at a maximum rate of 20%. For taxpayers in the 15% marginal Federal income tax bracket, the tax rate on such gains is 10%. Although the legislation does not explain the mechanism for taxing gain in these categories to stockholders of RICs, it authorizes the IRS to adopt regulations applying the new categories of gain and the new rates to sales of securities by RICs. Accordingly, there is currently some uncertainty as to the manner in which the categories of gain and related rates will be passed through to stockholders as capital gain dividends.

     Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

     The Code provides that capital gain recognized on the termination of a position held as part of a "conversion transaction" will be treated as ordinary income, to the extent it does not exceed the interest that would have accrued on the net investment in the conversion transaction at an interest rate prescribed by the Code. A "conversion transaction," for these purposes, is a transaction substantially all of the return from which is attributable to the time value of the net investment in the transaction, and which is marketed as producing capital gains, but having the characteristics of a loan. Although there are no regulations construing this provision, the conversion transaction rules would not apply to an investment in the Cumulative Preferred Stock because dividends paid with respect to the Cumulative Preferred Stock will not constitute gain which is recognized on the disposition or other termination of any position which was held as part of a conversion transaction.

     Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. It is anticipated that any IRS guidance permitting categories of gain and related rates to be passed through to stockholders would require that the Fund also designate the portions of its capital gain dividends that constitute mid-term gain and long-term gain. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding
and  other taxes  imposed  by  foreign countries.    Tax conventions  between
certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding, (ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder's Federal income tax liability.

     At the time of a stockholder's purchase, the market price of the Fund's Common Stock or Cumulative Preferred Stock may reflect undistributed net investment income or net capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the stockholder even though the distribution economically is a return of part of the stockholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would nevertheless be taxable to them.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Designation of Capital Gain Dividends to Cumulative Preferred Stock. The IRS has taken the position in Revenue Ruling 89-81 that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Fund will designate distributions made to the Common Stock and Cumulative Preferred Stock and any other Preferred Stock as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gains to holders of Common Stock and holders of Cumulative Preferred Stock. The amount of net capital gains and other types of income allocable among the Cumulative Preferred Stock and the Common Stock will depend upon the amount of such net capital gains and other income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock and Cumulative Preferred Stock during a taxable year.

     In the opinion of Brown & Wood LLP, under current law, the manner in which the Fund intends to allocate net capital gains and other taxable income between shares of Common Stock and Cumulative Preferred Stock will be respected for Federal income tax purposes. However, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gains or other taxable income. Brown & Wood LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocation of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

TAXATION OF THE FUND

     Qualification as a RIC requires, among other things, (i) that at least 90% of the Fund's gross income in each taxable year consist of certain types of income, including dividends, interest, gains from the disposition of stocks and securities, and other investment-type income, and (ii) that for the Fund's taxable year beginning on January 1, 1997, less than 30%
of its gross income be derived from the sale of certain types of securities held for less than three months (the "short-short test"). The short-short test for RIC qualification has been repealed for the Fund's taxable years
beginning on January 1, 1997.   In addition,  the Fund's investments  must
meet certain diversification standards.

     The Code requires a  RIC to pay  a non-deductible 4%  excise tax to  the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     If the Fund does not meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the Common Stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock--Dividends". Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level taxation of such income, or might prevent it from distributing enough ordinary income and capital gains to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will be required to, partially redeem the shares of Cumulative Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation of its income.

     If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative
Preferred Stockholders and Common Stockholders as an ordinary income dividend, its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then, except as provided in regulations to be promulgated, the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

     The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue income (and to be required to distribute such income) before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.

     Foreign currency gains or losses from certain debt instruments or arising from delays between accrual and receipt of investment income will generally be treated as ordinary income or loss, and will therefore generally increase or decrease the amount of the Fund's net investment income available for distribution as ordinary income dividends. If substantial in relation to net investment income, such foreign currency losses could affect the ability of the Fund to distribute ordinary income dividends in a taxable year, and could require all or a portion of distributions made before the losses were realized, but in the same taxable year, to be recharacterized as a return of capital.

     If the Fund invests in stock of a so-called passive foreign investment company ("PFIC"), it may be subject to Federal income tax at ordinary rates, and an additional charge in the nature of interest, on a portion of its distributions from the PFIC and on gain from the disposition of the shares of the PFIC, even if such distributions and gain are paid by the Fund as a dividend to its stockholders. In some cases, the Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and capital gains (whether or not distributed) of the PFIC. Alternatively, under recent legislation, the Fund could elect to mark to market at the end of each taxable year its shares in PFICs; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

OTHER TAXATION

     Distributions may also be subject to additional state, local and foreign taxes, depending on each stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Cumulative Preferred Stock.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     State Street Bank, which is located at 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the securities, cash and other assets of the Fund, as dividend-paying agent and as transfer agent and registrar for the Fund's Cumulative Preferred Stock. Stockholder inquiries should be directed to P.O. Box 8100, Boston, Massachusetts 02266-8100. (Tel. No. (800) 426-5523).

                                 UNDERWRITING

     Upon the terms and subject to the conditions contained in an Underwriting Agreement dated the date hereof, the Underwriter named below has agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of shares of Cumulative Preferred Stock set forth opposite the name of such Underwriter:

                                                                                                                       Number of
       Name                                                                                                              Shares
Smith Barney Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         800,000

     Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         800,000


     The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the shares of Cumulative Preferred Stock offered hereby is subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriter is obligated to take and pay for all shares of Cumulative Preferred Stock offered hereby if any are taken.

     The Underwriter proposes to offer part of the shares of Cumulative Preferred Stock offered hereby directly to the public at the public offering price set forth on the cover page of this Prospectus and part of the shares to certain dealers at a price which represents a concession not in excess of
$         per  share under  the public offering  price.  The  Underwriter may allow, and such dealers may reallow, a concession not in excess of $ per share to certain other dealers. After the initial offering of the shares of Cumulative Preferred Stock to the public, the public offering price and such concessions may be changed by the Underwriter. The underwriting discount of
$            per share  is equal to        %  of the initial  offering price.
Investors must pay for  any shares of Cumulative Preferred Stock purchased on
or before          , 1997.

     The Fund and Royce have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Underwriter has advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Cumulative Preferred Stock at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Cumulative Preferred Stock on behalf of the Underwriter for the purpose of fixing or maintaining the price of the Cumulative Preferred Stock. A "covering transaction" is a bid for or purchase of the Cumulative Preferred Stock on behalf of the Underwriter to reduce a short position incurred by the Underwriter in connection with the offering. A "penalty bid" is an arrangement permitting the Underwriter to reclaim the selling concession otherwise accruing to the Underwriter in connection with the offering if any of the Cumulative Preferred Stock originally sold by the Underwriter is purchased in a covering transaction and has therefore not been effectively placed by the Underwriter. The Underwriter has advised the Fund that such transactions may be effected on the AMEX or otherwise and, if commenced, may be discontinued at any time.

     The Underwriter has acted in the past and may continue to act from time to time, during and subsequent to the completion of the offering of Cumulative Preferred Stock hereunder, as a broker or dealer in connection with the execution of portfolio transactions for the Fund. See "Brokerage Allocation and Other Practices" in the Statement of Additional Information.

     Prior to the offering, there has been no public market for the Cumulative Preferred Stock. Application will be made to list the Cumulative Preferred Stock on the AMEX. However, during an initial period, which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriter intends to make a market in the Cumulative Preferred Stock; however, it has no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.

     The Fund has agreed that it will not sell or otherwise dispose of any senior securities of the Fund, or grant any options or warrants to purchase senior securities of the Fund, for a period of 60 days after the date of this Prospectus, without the prior written consent of the Underwriter.

                                LEGAL MATTERS

     Certain matters concerning the legality under Maryland law of the Cumulative Preferred Stock will be passed on by Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, counsel to the Fund. Certain legal matters will be passed on by Brown & Wood LLP, New York, New York, special counsel to the Fund, and by Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, counsel to the Underwriter. Brown & Wood LLP and Simpson Thacher & Bartlett will each rely as to matters of Maryland law on the opinion of Stradley Ronon Stevens & Young, LLP.

                                   EXPERTS

     Ernst & Young LLP are the current independent auditors of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption "Financial Highlights" at December 31, 1996, and for the year then ended, included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, and for periods prior to 1996 by KPMG Peat Marwick LLP, independent auditors, as set forth in their reports with respect thereto, and are included in reliance upon such reports and upon the authority of such firms as experts in accounting and auditing. Ernst & Young LLP has an office at 787 Seventh Avenue, New York, New York 10019,
and  also performs tax and other professional services for the Fund.   The
address of KPMG Peat Marwick LLP is 111 North Orange Avenue, Suite 1600, Orlando, Florida 32802.


                            ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; and Midwest Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and copies of such material can be obtained from the Public Reference Section of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

     This Prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Cumulative Preferred Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations.

                             TABLE OF CONTENTS OF
                     STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information dated            , 1997,  has been
filed with the Commission and is incorporated by reference in this Prospectus. The Table of Contents of the Statement of Additional Information is as follows:

                                                                     Page
                                                                     ----
Principal Stockholders  . . . . . . . . . . . . . . . . .             B-2
Directors and Officers  . . . . . . . . . . . . . . . . .             B-2
Code of Ethics and Related Matters  . . . . . . . . . . .             B-4
Investment Advisory and Other Services  . . . . . . . . .             B-5
Brokerage Allocation and Other Practices  . . . . . . . .             B-6
Net Asset Value   . . . . . . . . . . . . . . . . . . . .             B-7
Financial Statements  . . . . . . . . . . . . . . . . . .             B-8

                                   GLOSSARY

     "Articles  Supplementary"   means  the  Fund's   Articles  Supplementary
creating and fixing the rights of the Cumulative Preferred Stock.

     "Asset  Coverage"  has  the  meaning   set  forth  on  page 24  of  this
Prospectus.

     "Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of Cumulative Preferred Stock outstanding on such Valuation Date multiplied by the Liquidation Preference; (B) to the extent not included in (A), the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Cumulative Preferred Stock then outstanding during the 70 days following such Valuation Date; (C) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund by the issuance of Common Stock will not be included as a liability) and such liabilities projected to become due and payable by the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); (D) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii)
(A) the Discounted Value of any of the Fund's assets and/or (B) the face value of any of the Fund's assets if, in the case of both (ii)(A) and
(ii)(B), such assets are either cash or securities which mature prior to or on the date of redemption or repurchase of Cumulative Preferred Stock or payment of another liability and are either U.S. Government Obligations or securities which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, in both cases irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the Paying Agent for the payment of the amounts needed to redeem or repurchase Cumulative Preferred Stock subject to redemption or repurchase or any of (i)(B) through (i) and provided that in the event the Fund has repurchased Cumulative Preferred Stock at a price of less than the Liquidation Preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Cumulative Preferred Stock to be repurchased from (i) above.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.

     "Charter"   means  the  Articles   of  Incorporation,  as   amended  and
supplemented (including these Articles Supplementary), of the Fund on file in the Maryland State Department of Assessments and Taxation.

     "Common Stock" means the Common Stock, par value $.01 per share, of the Fund.

     "Cumulative Preferred Stock" means the     % Cumulative Preferred Stock,
par value $.01 per share, of the Fund.

     "Date of Original Issue" has the meaning set forth on page 23 of this Prospectus.

     "Deposit Securities" means cash, Short-Term Money Market Instruments and U.S. Government Obligations. Except for determining whether the Fund has a Portfolio Calculation equal to or greater than the Basic Maintenance Amount, each Deposit Security will be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

     "Discounted Value" means, with respect to a Moody's Eligible Asset, the quotient of (A) in the case of non-convertible fixed income securities, the lower of the principal amount and the market value thereof or (B) in the case of any other Moody's Eligible Assets, the market value thereof, divided by the applicable Moody's Discount Factor.

     "Dividend Payment Date" has the meaning set forth on page 23 of this Prospectus.

     "Fund" means Royce Global Trust, Inc., a Maryland corporation.

     "Liquidation Preference" has the meaning set forth on page 26 of this Prospectus.

     "Moody's" means Moody's Investors Service, Inc.

     "Moody's Discount Factor" means, with respect to a Moody's Eligible Asset specified below, the following applicable number:


                                                                                                              Moody's
Type of Moody's Eligible Asset:                                                                          Discount Factor:
Moody's Short Term Money Market Instruments
     (other than U.S. Government Obligations set forth below) and other commercial paper:

Demand or time deposits,
     certificates of deposit and bankers' acceptances includible in Moody's Short Term Money
     Market Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                               1.00
Commercial paper rated P-1 by Moody's
     maturing in 30 days or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.00

Commercial paper rated P-1 by Moody's
     maturing in more than 30 days but in 270 days or less  . . . . . . . . . . . . . . . . .                  1.15

Commercial paper rated A-1+ by S&P
     maturing in 270 days or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.25

Repurchase obligations includible in Moody's
     Short Term Money Market Instruments if term is less than 30 days and counterparty is
     rated at least A2  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.00

Other repurchase obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Discount Factor applicable to
                                                                                                           underlying assets
Common stocks:                                                                                                 3.00

Preferred stocks:

     Auction rate preferred stocks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.50
     Other preferred stocks issued by issuers
          in the financial and industrial industries  . . . . . . . . . . . . . . . . . . . .                  2.35
     Other preferred stocks issued by issuers
          in the utilities industry . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.60

U.S. Government Obligations (other than U.S.
     Treasury Securities Strips set forth below) with remaining terms to maturity of:

     1 year or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.08
     2 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.15
     3 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.20
     4 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.26
     5 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.31
     7 years of less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.40
     10 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.48
     15 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.54
     20 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.61
     30 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.63

U.S. Treasury Securities Strips with
     remaining terms to maturity of:

     1 year or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.08
     2 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.16
     3 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.23
     4 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.30
     5 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.37
     7 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.51
     10 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.69
     15 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.99
     20 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.28
     30 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.56

Corporate bonds:

Corporate bonds rated Aaa with remaining terms to maturity of:

     1 year or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.14
     2 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.21
     3 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.26
     4 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.32
     5 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.38
     7 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.47
     10 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.55
     15 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.62
     20 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.69
     30 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.71

Corporate bonds rated Aa with remaining
     terms to maturity of:

     1 year or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.19
     2 years of less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.26
     3 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.32
     4 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.38
     5 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.44
     7 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.54
     10 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.63
     15 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.69
     20 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.77
     30 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.79

Corporate bonds rated A with remaining terms to maturity of:

     1 year or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.24
     2 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.32
     3 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.38
     4 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.45
     5 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.51
     7 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.61
     10 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.70
     15 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.77
     20 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.85
     30 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.87

Convertible corporate bonds with senior debt securities rated Aa issued by the following type of issuers:

     Utility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.80
     Industrial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.97
     Financial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.92
     Transportation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4.27

Convertible corporate bonds with senior debt securities rated A issued by the following type of issuers:

     Utility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.85
     Industrial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.02
     Financial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.97
     Transportation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4.32

Convertible corporate bonds with senior debt securities rated Baa issued by the following type of issuers:

     Utility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.01
     Industrial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.18
     Financial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.13
     Transportation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4.48
Convertible corporate bonds with senior debt
     securities rated Ba issued by the following type of issuers:

     Utility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.02
     Industrial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.19
     Financial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.14
     Transportation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4.49

Convertible corporate bonds with senior debt securities rated B1 or B2 issued by the following type of issuers:

     Utility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.12
     Industrial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.29
     Financial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.24
     Transportation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4.59


     "Moody's Eligible Assets" means:

          (i) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on investments);

          (ii) Short-Term Money Market Instruments;

          (iii) commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P-1 and maturing within 270 days;

          (iv) preferred stocks (A) which either (1) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or (2) are rated at least "baa3" by Moody's (or in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either
     (1) are issued by an issuer whose senior debt securities are rated at least A by S&P or (2) are rated at least A by S&P and for this purpose have been assigned a Moody's equivalent rating of at least "baa3"), (B) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange or the American Stock Exchange, (C) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (D) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least "a1" by Moody's or, if not rated by Moody's, are rated at least AA by S&P), (E) which pay cumulative cash dividends in U.S. dollars, (F) which are not convertible into any other class of stock and do not have warrants attached, (G) which are not issued by issuers in the transportation industry and (H) in the case of auction rate preferred stocks, which are rated at least "aa" by Moody's, or if not rated by Moody's, AAA by S&P or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate market value of the Company's holdings of any issue of preferred stock will not be less than $500,000 nor more than $5,000,000;

          (v) common stocks (A) (i) which are traded in the United States on a national securities exchange or in the over-the-counter market, (ii) which, if cash dividend paying, pay cash dividends in U.S. dollars, and
     (iii) which may be sold without restriction by the Fund; provided, however, that (1) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and
     (2) the aggregate market value of the Fund's holdings of the common stock of any issuer shall not exceed 4% in the case of utility common stock and 6% in the case of non-utility common stock of the number of outstanding shares times the market value of such common stocks, and (B) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states, commonwealths, territories and possessions, including the District of Columbia, for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on a national securities exchange or in the over-the-counter market and are issued by banks formed under the laws of the United States, its states, commonwealths, territories and possessions, including the District of Columbia; provided, however, that the aggregate market value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (i) 6% of the aggregate market value of the outstanding shares of common stock of the issuer thereof or (ii) 10% of the market value of Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction, other than Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, New Zealand, Spain, Sweden and the United Kingdom, shall not be a Moody's Eligible Asset;

          (vi) U.S. Government Obligations;

          (vii) corporate bonds (A) which may be sold without restriction by the Fund and are rated at least B3 (Caa subordinate) by Moody's (or, in the event the bond is not rated by Moody's, the bond is rated at least BB- by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (B) which have a minimum issue size of at least (x) $100,000,000 if rated at least Baa3 or (y) $50,000,000 if rated B or Ba3, (C) which are U.S. dollar denominated and pay interest in cash in U.S. dollars, (D) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years, (E) for which, if rated below Baa3, the aggregate market value of the Fund's holdings do not exceed 10% of the aggregate market value of any individual issue of corporate bonds calculated at the time of original issuance, (F) the cash flow from which must be controlled by an Indenture trustee and (G) which are not issued in connection with a reorganization under any bankruptcy law;

          (viii) convertible corporate bonds (A) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least BB by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (B) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the NASDAQ National Market System and (C) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate bonds have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (v) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset;

provided, however, that the Fund's investment in preferred stock, common stock, corporate bonds and convertible corporate bonds described above must be within the following diversification requirements (utilizing Moody's industry and sub-industry categories) in order to be included in Moody's Eligible Assets:



Issuer:
                                                               Non-Utility                                Utility
                                                              Maximum Single                          Maximum Single
Moody's Rating(1)(2)                                           Issuer(3)(4)                            Issuer(3)(4)
"aaa", Aaa                                                         100%                                     100%
"aa", Aa                                                            20%                                      20%
"a", A                                                              10%                                      10%
CS/CB, "Baa", Baa(5)                                                 6%                                       4%
Ba                                                                   4%                                       4%
B1/B2                                                                3%                                       3%
B3 (Caa subordinate)                                                 2%                                       2%



Industry and State:

                                                                                  Utility                    Utility
                                               Non-Utility Maximum             Maximum Single                Maximum
Moody's Rating(1)                               Single Industry(3)           Sub-Industry(3)(6)          Single State(3)
"aaa", Aaa                                             100%                         100%                       100%
"aa", Aa                                                60%                          60%                        20%
"a", A                                                  40%                          50%                        10%(7)
CS/CB, "baa", Baa(5)                                    20%                          50%                         7%(7)
Ba                                                      12%                          12%                        N/A
B1/B2                                                    8%                           8%                        N/A
B3 (Caa subordinate)                                     5%                           5%                        N/A


--------------------------------
(1) The equivalent Moody's rating must be lowered one full rating category for preferred stocks, corporate bonds and convertible corporate bonds rated by S&P but not by Moody's.

(2) Corporate bonds from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate bonds, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility bonds and utility convertible bonds, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage will be 15% in the case of utilities regulated by California, New York and Texas.

and provided, further, that the Fund's investments in auction rate preferred stocks described in clause (iv) above will be included in Moody's Eligible Assets only to the extent that the aggregate market value of such stocks does not exceed 10% of the aggregate Market Value of all of the Fund's investments meeting the criteria set forth in clauses (i) through (viii) above less the aggregate market value of those investments excluded from Moody's Eligible Assets pursuant to the immediately preceding proviso; and

          (ix) no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the obligations described in clauses (i)(A) through (i)(E) of the definition of "Basic Maintenance Amount" may be includible in Moody's Eligible Assets.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "Notice of Redemption" has the meaning set forth on page 26 of this Prospectus.

     "Paying Agent" means The Bank of New York and its successors or any other paying agent appointed by the Fund.

     "Portfolio Calculation" means the aggregate Discounted Value of all Moody's Eligible Assets.

     "Preferred Stock" means the preferred stock, par value $.01 per share, of the Fund, and includes the Cumulative Preferred Stock.

     "Redemption Price" has the meaning set forth on page 25 of this Prospectus.

     "Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund (or, in the case of an instrument specified by clauses (i) and (ii) below, on the Valuation Date), the remaining terms to maturity thereof are not in excess of 90 days:

            (i)  U.S. Government Obligations;

           (ii) commercial paper that is rated at the time of purchase or acquisition and the Valuation Date at least P-1 by Moody's and is issued by an issuer (or guaranteed or supported by a person or entity other than the issuer) whose long-term unsecured debt obligations are rated at least Aa by Moody's;

          (iii) demand or time deposits in or certificates of deposit of or banker's acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company at the time of purchase or acquisition and the Valuation Date, have (1) credit ratings from Moody's of at least P-1 in the case of commercial paper and (2) credit ratings from Moody's of at least Aa in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements will be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's will be at least A2; and provided, further, however, that the foregoing credit rating requirements will be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the commercial paper, if any, of such depository institution or trust company is not rated below P-1 by Moody's and (3) the holding company will meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund);

           (iv) repurchase obligations with respect to any U.S. Government Obligation entered into with a depository institution, trust company or securities dealer (acting as principal) which is rated (A) at least Aa3 if the maturity is three months or less, (B) at least A1 if the maturity is two months or less and (C) at least A2 if the maturity is one month or less; and

            (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (iii) above, provided that the interest receivable by the Fund will be payable in U.S. dollars and will not be subject to any withholding or similar taxes.

     "S&P" means Standard & Poor's Ratings Services.

     "U.S. Government Obligations" means direct non-callable obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills and U.S. Treasury Securities Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

     "Valuation Date" means every Friday or, if such day is not a Business Day, the immediately preceding Business Day.


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR
TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING,                                 800,000 SHARES
OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN  CONNECTION
WITH THE OFFER CONTAINED  HEREIN, AND, IF GIVEN OR MADE, SUCH
OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED  UPON
AS HAVING BEEN AUTHORIZED BY THE FUND, ITS INVESTMENT ADVISER
OR THE UNDERWRITER.  NEITHER THE DELIVERY  OF THIS PROSPECTUS
NOR ANY  SALE MADE HEREUNDER SHALL, UNDER  ANY CIRCUMSTANCES,                                  ROYCE GLOBAL
CREATE ANY IMPLICATION  THAT THERE HAS BEEN  NO CHANGE IN THE                                   TRUST, INC.
AFFAIRS  OF  THE  FUND SINCE  THE  DATE  HEREOF  OR  THAT THE
INFORMATION  CONTAINED  HEREIN  IS CORRECT  AS  OF  ANY  TIME
SUBSEQUENT TO ITS DATE.  THIS PROSPECTUS DOES  NOT CONSTITUTE
AN OFFER  TO SELL  OR A SOLICITATION  OF AN OFFER TO  BUY ANY
SECURITIES OTHER  THAN THE  SECURITIES TO  WHICH IT  RELATES.
THIS PROSPECTUS DOES  NOT CONSTITUTE AN OFFER  TO SELL OR THE
SOLICITATION  OF  AN OFFER  TO  BUY SUCH  SECURITIES  IN  ANY
CIRCUMSTANCE  IN  WHICH  SUCH AN  OFFER  OR  SOLICITATION  IS
UNLAWFUL.

                        ______________                                                 % CUMULATIVE PREFERRED STOCK


                       TABLE OF CONTENTS
                                                                                                PROSPECTUS
                                                          Page
                                                                                                       , 1997
Prospectus Summary  . . . . . . . . . . . . . . . . . . . . .
Ordinary Income Equivalent
    Yield Tables  . . . . . . . . . . . . . . . . . . . . . .
Financial Highlights  . . . . . . . . . . . . . . . . . . . .
The Fund  . . . . . . . . . . . . . . . . . . . . . . . . . .
Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . .
Capitalization  . . . . . . . . . . . . . . . . . . . . . . .                                Smith Barney Inc.
Portfolio Composition . . . . . . . . . . . . . . . . . . . .
Investment Objective and
    Policies  . . . . . . . . . . . . . . . . . . . . . . . .
Investment Advisory and
    Other Services  . . . . . . . . . . . . . . . . . . . . .
Description of Cumulative
    Preferred Stock . . . . . . . . . . . . . . . . . . . . .
Description of Capital Stock  . . . . . . . . . . . . . . . .
Taxation  . . . . . . . . . . . . . . . . . . . . . . . . . .
Custodian, Transfer Agent and
    Dividend-Paying Agent . . . . . . . . . . . . . . . . . .
Underwriting  . . . . . . . . . . . . . . . . . . . . . . . .
Legal Matters . . . . . . . . . . . . . . . . . . . . . . . .
Experts . . . . . . . . . . . . . . . . . . . . . . . . . . .
Additional Information  . . . . . . . . . . . . . . . . . . .
Table of Contents of Statement of
    Additional Information  . . . . . . . . . . . . . . . . .
Glossary  . . . . . . . . . . . . . . . . . . . . . . . . . .


   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.


                 SUBJECT TO COMPLETION, DATED AUGUST 25, 1997

STATEMENT OF ADDITIONAL INFORMATION


                                800,000 SHARES

                           ROYCE GLOBAL TRUST, INC.

                           % CUMULATIVE PREFERRED STOCK
                  (LIQUIDATION PREFERENCE $25.00 PER SHARE)

The % Cumulative Preferred Stock, liquidation preference $25.00 per share (the "Cumulative Preferred Stock"), to be issued by Royce Global Trust, Inc. (the "Fund") will be senior securities of the Fund. The Fund will use the net proceeds of the offering to purchase additional portfolio securities in accordance with its investment objective and policies.

The Fund is a closed-end diversified management investment company. The Fund's investment objective is long-term capital appreciation, which it seeks by normally investing more than 75% of its assets in common stocks, convertible preferred stocks, convertible debentures and other equity securities. The Fund's address is 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 355-7311. Royce & Associates, Inc. is its investment adviser.

This Statement of  Additional Information is not a  prospectus, but should be
read  in conjunction with the Fund's Prospectus (dated               , 1997).
Please retain this document for future reference. To obtain an additional copy of the Prospectus, the Fund's Annual Report to Stockholders for the year ended December 31, 1996 or the Fund's Semi-Annual Report to Stockholders for the six months ended June 30, 1997, please call Investor Information at 1-800-221-4268. Defined terms used herein have the meanings assigned to them in the Prospectus.

                              TABLE OF CONTENTS

                                                                         Page
 Principal Stockholders . . . . . . . . . . . . . . . . . . . . . . . . .
 Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . .
 Code of Ethics and Related Matters   . . . . . . . . . . . . . . . . . .
 Investment Advisory and Other Services   . . . . . . . . . . . . . . . .
 Brokerage Allocation and Other Practices . . . . . . . . . . . . . . . .
 Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .

Dated           , 1997

                            PRINCIPAL STOCKHOLDERS

     As of July 31, 1997, the following persons owned of record or were known by the Fund to have owned beneficially 5% or more of the 7,998,419 shares of its Common Stock then outstanding:

Name and Address                                         Type and Percentage of Ownership
Charles M. Royce                                         577,700 shares-Beneficial                         7.2%
1414 Avenue of the Americas                              (sole voting and sole investment power)
New York, NY  10019
Magten Asset Management Corp.                            1,373,000 shares-Beneficial                       17.2%(1)
35 East 21st Street                                      (shared voting and sole investment power)
New York, NY  10022
Financial & Investment Management                        591,515 shares-Beneficial                         7.4%
  Group, Ltd.                                            (shared voting and sole investment power)
417 St. Joseph Street
P.O. Box 40
Suttons Bay, MI  49682
Wachovia Corporation                                     581,182 shares-Beneficial                         7.3%
100 North Main Street                                    (voting and sole investment power)
Winston Salem, NC  27150
Depository Trust Company                                 6,580,195 shares-Record                           80.3 %
Cede & Co.
P.O. Box 20 Bowling Green Station
New York, NY  10274


--------------------------
(1) Of this 17.2%, General Motors Employees Domestic Group Pension Trust, an advisory client of Magten Asset Management Corp., has an interest with respect to more than 5% of the Fund's outstanding shares of Common Stock.


     All directors and officers of the Fund as a group owned approximately 7.6% of the Fund's outstanding shares of Common Stock as of such date.

                            DIRECTORS AND OFFICERS

     The following table sets forth certain information as to each director and officer of the Fund.


                                         Position with         Principal Occupations and Other Affiliations
Name and Address                         the Fund              During the Last Five Years
Charles M. Royce* (58)                   Director,             President, Managing Director (since April 1997), Secretary,
1414 Avenue of the  Americas             President and         Treasurer, sole director and sole voting shareholder of Royce &
New York, NY 10019                       Treasurer             Associates, Inc. ("Royce"), formerly named Quest Advisory Corp., the
                                                               Fund's investment adviser; Trustee, President and Treasurer of The
                                                               Royce Fund ("TRF"), an open-end diversified management investment company of which Royce is the principal investment adviser, and its predecessors; Director, President and Treasurer of Royce Micro-Cap
                                                               Trust, Inc. ("RMCT") (since September 1993), Royce Value Trust, Inc.
                                                               ("RVT") and the Fund (since October 1996), closed-end diversified management investment companies of which Royce is the investment adviser (TRF, RMCT, RVT and the Fund collectively, "The Royce
                                                               Funds"); Secretary and sole director and shareholder of Royce Fund
                                                               Services, Inc. ("RFS"), formerly named Quest Distributors, Inc., the distributor of TRF's shares; and managing general partner of Royce
                                                               Management Company ("RMC"), formerly named Quest Management Company, a registered investment adviser, and its predecessor.

Richard M. Galkin (59)                   Director              Private  investor  and President  of  Richard  M. Galkin  Associates,
5284 Boca Marina                                               Inc., tele-communications consultants.
Boca Raton, FL 33487

Stephen L. Isaacs (58)                   Director              President of The Center for Health and Social Policy since September
65 Harmon Avenue                                               1996; President of Stephen L. Isaacs Associates, Consultants; and
Pelham, NY  10803                                              Director of Columbia University Development Law and Policy Program
                                                               and Professor at Columbia University until August 1996.

David L. Meister (57)                    Director              Consultant  to the  communications industry  since January  1993; and
111 Marquez Place                                              Executive Officer of Digital Planet Inc. from April  1991 to December
Pacific Palisades, CA  90272                                   1992.

John D. Diederich* (46)                  Vice President        Director of  Operations of  The Royce  Funds; Vice  President of  the
1414 Avenue of the Americas                                    Fund (since October  1996) and of  RMCT and  RVT (since April  1997);
New York, NY  10019                                            Director  of RMCT and RVT (since July  1997); President of RFS (since
                                                               November 1995);  and  President  of  Fund/Plan  Services,  Inc.  from
                                                               January 1988 to December 1992.

Jack E. Fockler, Jr. * (38)              Vice President        Managing Director  (since  April  1997)  and  Vice  President  (since
1414 Avenue of the Americas                                    August 1993)  of Royce, having been  employed by Royce since  October
New York, NY  10019                                            1989;  Vice President of  RGT (since October  1996) and  of the other
                                                               Royce  Funds (since April 1995);  and General Partner of  RMC and its predecessor.

W. Whitney George* (39)                  Vice President        Managing Director (since April 1997) and Vice President (since
1414 Avenue of the Americas                                    August 1993) of Royce, having been employed by Royce since October
New York, NY  10019                                            1991; Vice President of the Fund (since October 1996) and of the other Royce Funds (since April 1995); and General Partner of RMC and its predecessor.

Daniel A. O'Byrne* (35)                  Vice President        Vice President  of Royce (since  May 1994),  having been employed  by
1414 Avenue of the Americas              and Assistant         Royce  since October  1986; and  Vice President  of  the Fund  (since
New York, NY 10019                       Secretary             October 1996) and of the other Royce Funds (since July 1994).

John E. Denneen* (30)                    Secretary             Associate General Counsel and Chief Compliance Officer of Royce
1414 Avenue of the Americas                                    (since May 1996); Secretary of the Fund (since October 1996) and of
New York, NY 10019                                             the other Royce Funds (since June 1996); and Associate of Seward &
                                                               Kissel from September 1992 to May 1996.


---------------
* An "interested person" of the Fund and/or Royce under Section 2(a)(19) of the 1940 Act.

                                            ---------------

     Normally, holders of shares of the Preferred Stock of the Fund, including the Cumulative Preferred Stock, voting as a separate class, will elect two members of the Fund's Board of Directors, and holders of the Preferred Stock, including the Cumulative Preferred Stock, and the Common Stock, voting as a single class, will elect the remaining directors. See "Description of Cumulative Preferred Stock-Voting Rights" in the Prospectus. Messrs. Isaacs and Meister have been designated as the Preferred Stock directors, subject to election at the first meeting of the Fund's stockholders to be called after issuance of the Cumulative Preferred Stock.

     All of the Fund's directors are also trustees of TRF and directors of RMCT and RVT.

     The Board of Directors has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister. The Audit Committee is responsible for recommending the selection and nomination of the independent auditors for the Fund and for conducting post-audit reviews of its financial condition with such auditors.

REMUNERATION OF DIRECTORS

     Set forth below is the compensation paid by the Fund and the other registered investment companies comprising The Royce Funds to each director of the Fund for the year ended December 31, 1996.

                                  Aggregate             Total Compensation
                              Compensation From         From the Fund and
Director                          the Fund              Other Royce Funds
--------                          --------              ------------------
Charles M. Royce                  $    0                     $     0
Richard M. Galkin                  3,500                      64,500
Stephen L. Isaacs                  3,500                      64,500
David L. Meister                   3,500                      64,500

     Fees paid to these directors aggregated $10,500 for the year ended December 31, 1996.

     For 1996, each of the Fund's current non-affiliated directors received a base fee at the annual rate of $7,500 per year plus $750 for each meeting of the Board of Directors attended. No current director of the Fund received remuneration for services as a director for the year ended December 31, 1996 in addition to or in lieu of this standard arrangement. For 1997, the Fund's non-affiliated directors will receive a base fee of $2,500 plus $400 for each meeting attended.

                      CODE OF ETHICS AND RELATED MATTERS

      Royce, RFS, RMC and The Royce Funds have adopted a Code of Ethics under which directors, officers, employees and partners of Royce, RFS and RMC
("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce or RMC account. Such persons are permitted to engage in other personal securities transactions if (i) the securities involved are U.S. Government debt securities, municipal debt securities, money market instruments, shares of affiliated or non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment plan or employer-sponsored automatic payroll deduction cash purchase plan or (ii) they first obtain permission to trade from Royce's Compliance Officer and an executive officer of Royce. The Code contains standards for the granting of such permission, and it is expected that permission to trade will be granted only in a limited number of instances.

     Royce's and RMC's clients include several private investment companies in which Royce or RMC has (and, therefore, Charles M. Royce, Jack E. Fockler, Jr. and/or W. Whitney George may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 5% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce or RMC for such private investment company accounts. Transactions for such private investment company accounts are subject to Royce's and RMC's allocation guidelines and procedures. See "Brokerage Allocation and Other Practices".

     As of July 31, 1997, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of approximately $31.5 million, and their equity interests in Royce-related private investment companies totalled approximately $3.5 million.

                    INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY FEE

     For the six months ended June 30, 1997, Royce voluntarily waived its total investment advisory fee of $226,989. For the period from November 1, 1996 through December 31, 1996, Royce likewise waived the total investment advisory fee of $73,772.

     Prior to November 1, 1996, the Fund was party to a management agreement with Veitia and Associates, Inc. to conduct the management and investment activity of the Fund. That agreement provided for management fees, computed daily and payable monthly, at an annualized rate of 1.0% of the Fund's average daily net assets up to the first $100 million of net assets; 0.85% of 1% of average daily net assets in excess of $100 million and up to $250 million; and 0.70% of 1% of average daily net assets in excess of $250 million. For the period January 1, 1996 through October 31, 1996, the Fund accrued and paid management fees totaling $349,725. For the years ended December 31, 1995 and 1994, the Fund accrued and paid management fees totaling $413,686 and $434,386, respectively.

OTHER

     The Investment Advisory Agreement provides that the Fund may use "Royce" as part of its name only for as long as the Investment Advisory Agreement remains in effect. The name "Royce" is a property right of Royce, and it may at any time permit others, including other investment entities, to use such name.

     The Investment Advisory Agreement protects and indemnifies Royce against liability to the Fund, its stockholders or others for any action taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser to the Fund. However, Royce is not protected or indemnified against liabilities to which it would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

     Royce's services to the Fund are not deemed to be exclusive, and Royce or any of its affiliates may provide similar services to other investment companies and other clients or engage in other activities.

     The Investment Advisory Agreement will remain in effect until April 30, 1998 and may be continued in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the directors who are not parties to the Agreement or interested persons of any such party. The Investment Advisory Agreement will automatically terminate if it is assigned (as defined by the 1940 Act and the rules thereunder) and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party thereto on not less than 60 days' written notice.

SERVICE CONTRACT WITH STATE STREET

     State Street Bank and Trust Company, the custodian of the Fund's assets, provides certain management-related services to the Fund. Such services include keeping books of accounts and rendering such financial and other statements as may be requested by the Fund from time to time, and generally assisting in the preparation of reports to the Fund's stockholders, to the Commission and others, in the auditing of accounts and in other ministerial matters of like nature, as agreed to between the Fund and the Bank. For the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid $99,627, $159,916 and $208,485, respectively, in fees to the Fund's custodians and transfer agents.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

     Royce is responsible for selecting the brokers who effect the purchases and sales of the Fund's portfolio securities. No broker is selected to effect a securities transaction for the Fund unless such broker is believed by Royce to be capable of obtaining the best price for the security involved in the transaction. In addition to considering a broker's execution capability, Royce generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research and performance measurement, and may be written or oral. Royce determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Royce upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Royce's overall responsibilities with respect to its accounts.

     Royce is authorized, under Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreement with the Fund, to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

     Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by Royce in servicing all of its accounts and those of RMC, and not all of such services may be used by Royce in connection with the Fund.

     Even though investment decisions for the Fund are made independently from those for the other accounts managed by Royce and RMC, securities of the same issuer are frequently purchased, held or sold by more than one Royce/RMC account because the same security may be suitable for all of them. When the same security is being purchased or sold for more than one Royce/RMC account on the same trading day, Royce seeks to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. Such purchases and sales of the same security are generally effected pursuant to Royce/RMC's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, unallocated orders are placed with and executed by broker-dealers during the trading day. The securities purchased or sold in such transactions are then allocated to one or more of Royce's and RMC's accounts at or shortly following the close of trading, using the average net price obtained. Such allocations are done based on a number of judgmental factors that Royce and RMC believe should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund.

     During the year ended December 31, 1996, the Fund did not acquire any securities of any of its regular brokers (as defined in Rule 10b-1 under the 1940 Act) or of any of their parents.

     During each of the three years ended December 31, 1996, 1995 and 1994, the Fund paid brokerage commissions of approximately $111,000, $160,000 and $52,000, respectively.

     The Underwriter has effected purchases and sales of the portfolio securities of the Fund and of other accounts managed by Royce and RMC and may be chosen to effect future transactions for the Fund and such other accounts.

                               NET ASSET VALUE

     The Fund calculates the net asset value of its shares of Common Stock daily and makes that information available daily by telephone (800-221-4268) and weekly for publication. Currently, The Wall Street Journal, The New York Times and Barron's publish net asset values for closed-end investment companies weekly. Net asset value per share of Common Stock is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 P.M., Eastern time) on each day on which the Exchange is open. The net asset value of the Fund's Common Stock is calculated by dividing the current value of the Fund's total assets less the sum of all of its liabilities and the aggregate liquidation preference of its outstanding shares of Preferred Stock, by the total number of shares of the Common Stock outstanding.

     In determining net asset value, securities listed on an exchange or on the National Association of Securities Dealers Automated Quotation System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their electronically-reported bid price for exchange-listed securities and at the average of their electronically-reported bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their electronically-reported bid price or, if there is no such price, then at their representative bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Notwithstanding the above, bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

     The offering costs of the Cumulative Preferred Stock (including the underwriting discount) will be charged to additional paid-in capital.

                             FINANCIAL STATEMENTS

     The audited financial statements included in the Annual Report to the Fund's Stockholders for the fiscal year ended December 31, 1996, together with the report of Ernst & Young LLP thereon, and the unaudited financial statements included in the Semi-Annual Report to the Fund's Stockholders for the six months ended June 30, 1997 are incorporated herein by reference.

                                    PART C

                              OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     1.   Financial Statements
          Included in Part A:
          - Selected Per Share Data and Ratios for the six months ended
          June 30, 1997 (unaudited), the eight years     ended December
          31, 1996 and the period March 2, 1988 (commencement of operations) to December 31, 1988.

          Incorporated by reference in Part B:
          - Schedule of Investments at June 30, 1997 (unaudited)*
          - Statement of Assets and Liabilities at June 30, 1997 (unaudited)*
          - Statement of Operations for the six months ended June 30, 1997 (unaudited)*
          - Statement of Changes in Net Assets for the six months  ended June
            30, 1997 (unaudited) and for the year ended December 31, 1996*
          - Selected Per Share Data and Ratios for the six-months  ended June
            30, 1997 (unaudited), the eight years ended December 31, 1996 and the period March 2, 1988 (commencement of operations) to December 31, 1988.*
          - Notes to Financial Statements (unaudited)*

          - Schedule of Investments at December 31, 1996**
          - Statement of Assets and Liabilities at December 31, 1996**
          - Statement of Operations for the year ended December 31, 1996**
          - Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995**
          - Statement of Cash Flows for the year ended December 31, 1996**
          - Selected Per Share Data and Ratios for the eight years ended December 31, 1996 and the period March 2, 1988 (commencement of operations) to December 31, 1988.**
          - Notes to Financial Statements**
          - Report of Independent Accountants**
_______________
* Incorporated by reference to the Registrant's 1997 Semi-Annual Report to Stockholders for the six months ended June 30, 1997 (the "1997 Semi-Annual Report"), filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended (the "1940 Act").
**   Incorporated  by reference  to the  Registrant's  1996 Annual  Report to
     Stockholders for the year ended December 31, 1996, filed with the Commission pursuant to Rule 30b2-1 under the 1940 Act.

     2.   Exhibits
          (a)(1) Articles of Amendment and Restatement to the Articles of Incorporation.(1)
             (2)    Articles    of    Correction   to    the    Articles   of
                    Incorporation.(1)
             (3) Form of Articles Supplementary of the Registrant to be filed with the Maryland State Department of Assessments and Taxation.
          (b)  Amended and Restated By-laws of the Registrant.(2)
          (c)  Not applicable.
          (d)(1)    Form  of  specimen  certificate  for        %  Cumulative
                    Preferred Stock.
             (2)    Portions of the Articles Supplementary  of the Registrant
                    defining the rights of holders of            % Cumulative
                    Preferred Stock.(3)
          (e) Amended and Restated Distribution Reinvestment and Cash Purchase Plan.
          (f)  Not applicable.
          (g)(1) Form of Investment Advisory Agreement between the Registrant and Royce & Associates, Inc. ("Royce").(1)

          (g)(2)    Form of Letter Agreement dated August   , 1997 by and
                                                          --
                    between the Registrant and Royce.*
          (h)  Form of Underwriting Agreement.
          (i)  Not applicable.
          (j)  Custodian Contract with State Street Bank and Trust Company.
          (k)(1) Registrar, Transfer Agent and Dividend Paying Agency Agreement between the Registrant and State Street Bank and Trust Company ("State Street").
          (k)(2) Form of Registrar, Transfer Agent and Paying Agency Agreement between the Registrant and State Street.*
          (l) Opinion and Consent of Stradley Ronon Steven & Young, LLP, counsel to the Registrant.*
          (m)  Not applicable.
          (n)(1) Consent of Ernst & Young LLP, independent auditors for the Registrant.
             (2)    Consent of KPMG Peat Marwick LLP, independent auditors.
          (o)  Not applicable.
          (p)  Not applicable.
          (q)  Not applicable.
          (r)  Financial Data Schedule.*
_______________
(1)  Incorporated  by  reference  to  Amendment No.  8  to  the  Registrant's
     Registration Statement on Form N-2, filed with the Commission on November 21, 1996 (File No. 811-5397) (the "1940 Act Registration Statement").
(2) Incorporated by reference to the Registrant's Annual Report on Form N-SAR, filed with the Commission on February 28, 1997.
(3) Reference is made to (i) Article IV, Article VI and Article VIII of the Registrant's Articles of Amendment and Restatement to the Articles of
     Incorporation,  previously  filed   as  Exhibit  (a)  to  the  1940  Act
     Registration  Statement;   (ii)  Article  I   and  Article  IV   of  the
     Registrant's Amended and  Restated By-laws, previously filed  as Exhibit
     (b) to the 1940 Act Registration Statement; and (iii) Article II of the Registrant's Articles Supplementary, filed as Exhibit (a)(3) to this Registration Statement.
*    To be filed by amendment.

ITEM 25.  MARKETING ARRANGEMENTS

     See Exhibit (h)(1) to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees . . . . . . . . . . . . . . . . . . . . . .    $  6,061
Listing fees  . . . . . . . . . . . . . . . . . . . . . . . .      10,000
Printing expenses (other than stock certificates) . . . . . .      35,000
Accounting fees and expenses  . . . . . . . . . . . . . . . .      12,500
Legal fees and expenses . . . . . . . . . . . . . . . . . . .      90,000
Rating Agency fees  . . . . . . . . . . . . . . . . . . . . .      20,000
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . .      16,439
                                                                 --------
      Total . . . . . . . . . . . . . . . . . . . . . . . . .    $190,000
                                                                 --------
ITEM 27.  PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

     The following information is given as of July 31, 1997:

                                                                                                                   NUMBER OF
                                              TITLE OF CLASS                                                    RECORD HOLDERS
Common Stock ($.01 par value) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1,818
Preferred Stock ($.01 par value)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 0


ITEM 29.  INDEMNIFICATION

     Section  2-418 of the General Corporation  Law of the State of Maryland,
Article VII of the Registrant's Articles of Amendment and Restatement to the Articles of Incorporation, previously filed as Exhibit (a) to the Common Stock Registration Statement, Article V of the Registrant's Amended and Restated By-laws, previously filed as an Exhibit to the Registrant's Annual Report on Form N-SAR for the year ended December 31, 1996, the form of Investment Advisory Agreement, previously filed as Exhibit (g) to the 1940 Act Registration Statement, and the form of Underwriting Agreement, filed as Exhibit (h) to this Registration Statement, each provide for indemnification.

     The Investment Advisory Agreement between the Registrant and Royce obligates the Registrant to indemnify Royce and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Royce in or by reason of any action, suit, investigation or other proceeding arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under the Agreement or otherwise as an investment adviser of the Registrant. Royce is not entitled to indemnification in respect of any liability to the Registrant or its security holders to which it would otherwise be subject by reason of its willful misfeasance, bad faith or reckless disregard.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent or such claim is to be paid under insurance policies, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant, its officers and directors, Royce and certain others are presently insured under a Directors and Officers/Errors and Omissions
Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Registrant's stockholders and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $10,000,000, with a deductible amount of $150,000.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to Schedules D and F to Royce's amended Form ADV (File No. 801-8268), which are incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     Records are located at:

     1.   Royce Global Trust, Inc., 10th Floor
          1414 Avenue of the Americas
          New York, New York  10019
          (Corporate records and records relating to the function of Royce as investment adviser)

     2.   State Street Bank and Trust Company
          P.O. Box 9061
          Boston, Massachusetts  02205-8686
          Attention:  Royce Global Trust, Inc.
          (Records relating to its functions as Custodian, Registrar and Transfer Agent and
           Dividend Paying Agent for the Registrant)

ITEM 32.  MANAGEMENT SERVICES

          Not applicable.

ITEM 33.  UNDERTAKINGS

          Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of August, 1997.

                                   ROYCE GLOBAL TRUST, INC.
                                   (Registrant)


                                   By:   /s/ Charles M. Royce
                                      ---------------------------------
                                             Charles M. Royce
                                             President

     Each person whose signature appears below hereby authorizes Charles M. Royce, Howard J. Kashner or John E. Denneen, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     Name                     Title                             Date
     ----                     -----                             ----

/s/ Charles M. Royce     Director, President and Treasurer    August 25, 1997
---------------------    (Principal Executive, Financial
Charles M. Royce         and Accounting Officer)


/s/ Richard M. Galkin    Director                             August 25, 1997
---------------------
Richard M. Galkin

/s/ Stephen L. Isaacs    Director                             August 25, 1997
---------------------
Stephen L. Isaacs

/s/ David L. Meister     Director                             August 25, 1997
---------------------
David L. Meister

                                EXHIBIT INDEX
                               ---------------
Exhibit
Number
------

(a)(3)    Form of Articles Supplementary
(d)(1)    Form of specimen certificate for   % Cumulative Preferred Stock
(e)       Amended and Restated Distribution Reinvestment and Cash Purchase Plan
(h)       Form of Underwriting Agreement
(j)       Custodian Contract
(k)       Form of Registrar, Transfer Agent and Dividend Paying Agency
          Agreement
(n)(1)    Consent of Ernst & Young LLP
(n)(2)    Consent of KPMG Peat Marwick LLP

                                                              Exhibit 2(a)(3)

                            ARTICLES SUPPLEMENTARY
                      CREATING AND FIXING THE RIGHTS OF
                    ______% CUMULATIVE PREFERRED STOCK OF
                           ROYCE GLOBAL TRUST, INC.

     ROYCE GLOBAL TRUST, INC., a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FOURTH of the Charter of the Corporation, the Board of Directors has reclassified 5,000,000 authorized and unissued shares of Common Stock of the Corporation, par value $.01 per share, as shares of preferred stock, par value $.01 per share, of the Corporation designated as the "______% Cumulative Preferred Stock" (the "Cumulative Preferred Stock") and has provided for the issuance of shares of such series.

     SECOND: The preferences, voting powers, rights, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares of the Cumulative Preferred Stock of the Corporation, as set by the Board of Directors, are as follows:

                                  ARTICLE I
                                 DEFINITIONS
                                -------------

     Unless the context or use indicates another or different meaning or intent, the following terms when used in these Articles Supplementary shall have the meanings set forth below, whether such terms are used in the singular or plural and regardless of their tense:

     "Accountant's Confirmation"* means a letter from an Independent
      -------------------------
Accountant delivered to Moody's with respect to certain Basic Maintenance Reports substantially to the effect that:

          (i) the Independent Accountant has read the Basic Maintenance Report for the current Quarterly Valuation Date and a randomly selected Basic Maintenance Report prepared by the Corporation during the quarter ending on such Quarterly Valuation Date (the "Reports");

          (ii) with respect to the issue size compliance, issuer diversification and industry diversification calculations, such calculations and the resulting Market Value of Moody's Eligible Assets and Portfolio Calculation are numerically correct;

          (iii) with respect to the calculation of the Basic Maintenance Amount, such calculation has been compared with the definition of Basic Maintenance Amount in these Articles Supplementary and is calculated in accordance with such definition and the results of such calculation have been recalculated and are numerically correct;

          (iv) with respect to the excess or deficiency of the Portfolio Calculation when compared to the Basic Maintenance Amount calculated for Moody's, the results of the calculation set forth in the Reports have been recalculated and are numerically correct;

          (v) with respect to the Moody's and S&P ratings on corporate bonds, convertible corporate bonds and preferred stock, issuer name, issue size and coupon or dividend rate listed in the Reports, that information has been traced and agrees with the information listed in the applicable guides of the respective rating agencies (in the event such information does not agree or such information is not listed in the applicable guides of the respective rating agencies, the Independent Accountant will inquire of the rating agencies what such information is, and provide a listing in its letter of such differences, if any);

          (vi) with respect to the lower of two bid prices (or alternative permissible factors used in calculating the Market Value as provided by these Articles Supplementary) provided by the custodian of the Corporation's assets for purposes of valuing securities in the portfolio, the Independent Accountant has traced the price used in the Reports to the lower of the two bid prices listed in the report provided by such custodian and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences); and

          (vii) with respect to the description of each security included in the Reports, the description of Moody's Eligible Assets has been compared to the definition of Moody's Eligible Assets contained in these Articles Supplementary, and the description as appearing in the Reports agrees with the definition of Moody's Eligible Assets as described in these Articles Supplementary.

     Each such letter may state: such Independent Accountant has made no independent verification of the accuracy of the description of the investment securities listed in the Reports or the Market Value of those securities nor have they performed any procedures other than those specifically outlined above for the purposes of issuing such letter; unless otherwise stated in the letter, the procedures specified therein were limited to a comparison of numbers or a verification of specified computations applicable to numbers appearing in the Reports and the schedule(s) thereto; the foregoing procedures do not constitute an examination in accordance with generally accepted auditing standards and the Reports discussed in the letter do not extend to any of the Corporation's financial statements taken as a whole; such Independent Accountant does not express an opinion as to whether such procedures would enable such Independent Accountant to determine that the methods followed in the preparation of the Reports would correctly determine the Market Value or Discounted Value of the investment portfolio; accordingly, such Independent Accountant expresses no opinion as to the information set forth in the Reports or in the schedule(s) thereto and make no representation as to the sufficiency of the procedures performed for the purposes of these Articles Supplementary.

     Such letter shall also state that the Independent Accountant is a "independent accountant" with respect to the Corporation within the meaning of the Securities Act of 1933, as amended, and the related published rules and regulations thereunder.


     "Adviser" means Royce & Associates, Inc., a New York corporation.
      -------

     "Asset Coverage" means, asset coverage, as defined in Section 18(h) of
      --------------
the 1940 Act, of at least 225%, or such higher percentage as may be required under the 1940 Act, with respect to all outstanding senior securities of the Corporation which are stock, including all outstanding shares of Cumulative Preferred Stock.

     "Asset Coverage Cure Date" means, with respect to the failure by the
      ------------------------
Corporation to maintain the Asset Coverage (as required by paragraph 5(a)(i) of Article II hereof) as of the last Business Day of each March, June, September and December of each year, 60 days following such Business Day.

     "Basic Maintenance Amount"* means, as of any Valuation Date, the dollar
      ------------------------
amount equal to (i) the sum of (A) the product of the number of shares of Cumulative Preferred Stock outstanding on such Valuation Date multiplied by the Liquidation Preference; (B) to the extent not included in (A), the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Cumulative Preferred Stock then outstanding during the 70 days following such Valuation Date; (C) the Corporation's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Corporation by the issuance of Common Stock shall not be included as a liability) and such liabilities projected to become due and payable by the Corporation during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date; (D) any current liabilities of the Corporation as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Corporation pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii) (A) the Discounted Value of any of the Corporation's assets and/or (B) the face value of any of the Corporation's assets if, in the case of both (ii)(A) and (ii)(B), such assets are either cash or securities which mature prior to or on the date of redemption or repurchase of Cumulative Preferred Stock or payment of another liability and are either U.S. Government Obligations or securities which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, in both cases irrevocably held by the Corporation's custodian bank in a segregated account or deposited by the Corporation with the Paying Agent for the payment of the amounts needed to redeem or repurchase Cumulative Preferred Stock subject to redemption or repurchase or any of (i)(B) through (i)(D) and provided that in the event the Corporation has repurchased Cumulative Preferred Stock at a price of less than the Liquidation Preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the Paying Agent for the payment of the repurchase price the Corporation may deduct 100% of the Liquidation Preference of such Cumulative Preferred Stock to be repurchased from (i) above.

     "Basic Maintenance Amount Cure Date"* means 14 calendar days following a
      ----------------------------------
Valuation Date, such date being the last day upon which the Corporation's failure to comply with paragraph 5(a)(ii)(A) of Article II hereof could be cured.

     "Basic Maintenance Report"* means a report signed by the President, the
      ------------------------
Treasurer or any Vice President of the Corporation which sets forth, as of the related Valuation Date, the assets of the Corporation, the Market Value and Discounted Value thereof (seriatim and in the aggregate), and the Basic Maintenance Amount.

     "Board of Directors" means the Board of Directors of the Corporation.
      ------------------

     "Business Day" means a day on which the New York Stock Exchange is open
      ------------
for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.

     "Charter" means the Articles of Incorporation, as amended and
      -------
supplemented (including these Articles Supplementary), of the Corporation on file in the State Department of Assessments and Taxation of Maryland.

     "Common Stock" means the Common Stock, par value $.01 per share, of the
      ------------
Corporation.

     "Corporation" shall mean Royce Global Trust, Inc., a Maryland
      -----------
corporation.

     "Cumulative Preferred Stock" means the _____% Cumulative Preferred
      --------------------------
Stock, par value $.01 per share, of the Corporation.

     "Date of Original Issue" shall have the meaning set forth in paragraph
      ----------------------
1(a) of Article II hereof.

     "Deposit Securities" means cash, Short-Term Money Market Instruments and
      ------------------
U.S. Government Obligations. Except for determining whether the Corporation has a Portfolio Calculation equal to or greater than the Basic Maintenance Amount, each Deposit Security shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

     "Discounted Value"* means, with respect to a Moody's Eligible Asset, the
      ----------------
quotient of (A) in the case of non-convertible fixed income securities, the
-------- --
lower of the principal amount and the Market Value thereof or (B) in the case of any other Moody's Eligible Asset, the Market Value thereof, divided by the
                                         ------ -----
applicable Moody's Discount Factor.

     "Dividend Payment Date" with respect to the Cumulative Preferred Stock,
      ---------------------
means any date on which dividends are payable thereon pursuant to the provisions of paragraph 1(a) of Article II hereof.

     "Dividend Period" shall have the meaning set forth in paragraph 1(a) of
      ---------------
Article II hereof.

     "Independent Accountant"* means a nationally recognized accountant, or
      ----------------------
firm of accountants, that is with respect to the Corporation an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

     "Liquidation Preference" shall have the meaning set forth in paragraph
      ----------------------
2(a) of Article II hereof.

     "Market Value"* means the amount determined by State Street Bank and
      ------------
Trust Company (so long as prices are provided to it by Telekurs N.A., Inc.
or another pricing service approved by Moody's in writing), or, if Moody's agrees in writing, the then bank custodian of the Corporation's assets or such other party approved by Moody's in writing, with respect to specific Moody's Eligible Assets of the Corporation, as follows: Securities listed on an exchange or on the Nasdaq System shall be valued on the basis of the last reported sale on the Valuation Date or, if no sale is reported for such Valuation Date, then at their electronically-reported bid price for such day for exchange-listed securities and at the average of their electronically-reported bid and asked prices for such Valuation Date for Nasdaq System securities. Quotations shall be taken from the market where the security is primarily traded. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

     Notwithstanding the foregoing, "Market Value" may, at the option of the Corporation, mean the amount determined with respect to specific Moody's Eligible Assets of the Corporation in the manner set forth below:

     (a) as to any corporate bond or convertible corporate bond which is a Moody's Eligible Asset, (i) the product of (A) the unpaid principal balance of such bond as of the Valuation Date and (B)(1) if the bond is traded on a national securities exchange or quoted on the NASDAQ System, the last sales price reported on the Valuation Date or (2) if there was no reported sales price on the Valuation Date or if the bond is not traded on a national securities exchange or quoted on the NASDAQ System, the lower of two bid prices for such bond provided by two recognized securities dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's) or by one such securities dealer and any other source (provided that the utilization of such source would not adversely affect Moody's then-current rating of the Cumulative Preferred Stock) to the custodian of the Corporation's assets, at least one of which shall be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Corporation by any such means by such custodian, plus (ii) accrued interest on such bond or, if two bid prices cannot be obtained, such Moody's Eligible Asset shall have a Market Value of zero;

     (b) as to any common or preferred stock which is a Moody's Eligible Asset, (i) if the stock is traded on a national securities exchange or quoted on the NASDAQ System, the last sales price reported on the Valuation Date or
(ii) if there was no reported sales price on the Valuation Date, the lower of two bid prices for such stock provided by two recognized securities dealers with a minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's) or by one such securities dealer and any other source (provided that the utilization of such source would not adversely affect Moody's then-current rating of the Cumulative Preferred Stock) to the custodian of the Corporation's assets, at least one of which shall be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Corporation by any such means by such custodian, or, if two bid prices cannot be obtained, such Moody's Eligible Asset shall have a Market Value of zero;

     (c) the product of (i) as to U.S. Government Obligations, Short Term Money Market Instruments (other than demand deposits, federal funds, bankers' acceptances and next Business Day's repurchase agreements) and commercial paper, the face amount or aggregate principal amount of such U.S. Government Obligations or Short Term Money Market Instruments, as the case may be, and
(ii) the lower of the bid prices for the same kind of securities or instruments, as the case may be, having, as nearly as practicable, comparable interest rates and maturities provided by two recognized securities dealers having minimum capitalization of $25,000,000 (or otherwise approved for such purpose by Moody's) or by one such securities dealer and any other source (provided that the utilization of such source would not adversely affect Moody's then-current rating of the Cumulative Preferred Stock) to the custodian of the Corporation's assets, at least one of which shall be provided in writing or by telecopy, telex, other electronic transcription, computer obtained quotation reducible to written form or similar means, and in turn provided to the Corporation by any such means by such custodian, or, if two bid prices cannot be obtained, such Moody's Eligible Asset will have a Market Value of zero;

     (d) as to cash, demand deposits, federal funds, bankers' acceptances and next Business Day's repurchase agreements included in Short Term Money Market Instruments, the face value thereof.

     "Moody's" means Moody's Investors Service, Inc., or its successor.
      -------

     "Moody's Discount Factor"* means, with respect to a Moody's Eligible
      -----------------------
Asset specified below, the following applicable number:

                                                                                                              Moody's
Type of Moody's Eligible Asset:                                                                          Discount Factor:
Moody's Short Term Money Market Instruments
     (other than U.S. Government Obligations set forth below) and other commercial paper:

Demand or time deposits,
     certificates of deposit and bankers' acceptances includible in Moody's Short Term Money
     Market Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.00
Commercial paper rated P-1 by Moody's
     maturing in 30 days or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.00

Commercial paper rated P-1 by Moody's
     maturing in more than 30 days but in 270 days or less  . . . . . . . . . . . . . . . . .                  1.15
Commercial paper rated A-1+ by S&P
     maturing in 270 days or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.25

Repurchase obligations includible in Moody's
     Short Term Money Market Instruments if term is less than 30 days and counterparty is
     rated at least A2  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.00

Other repurchase obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       Discount Factor applicable to
                                                                                                    underlying assets

Common stocks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.00

Preferred stocks:

     Auction rate preferred stocks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.50
     Other preferred stocks issued by issuers
          in the financial and industrial industries  . . . . . . . . . . . . . . . . . . . .                  2.35
     Other preferred stocks issued by issuers
          in the utilities industry . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.60

U.S. Government Obligations (other than U.S.
     Treasury Securities Strips set forth below) with remaining terms to maturity of:

     1 year or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.08
     2 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.15
     3 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.20
     4 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.26
     5 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.31
     7 years of less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.40
     10 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.48
     15 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.54
     20 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.61
     30 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.63

U.S. Treasury Securities Strips with
     remaining terms to maturity of:

     1 year or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.08
     2 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.16
     3 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.23
     4 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.30
     5 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.37
     7 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.51
     10 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.69
     15 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.99
     20 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.28
     30 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.56

Corporate bonds:

Corporate bonds rated Aaa with remaining terms to maturity of:

     1 year or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.14
     2 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.21
     3 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.26
     4 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.32
     5 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.38
     7 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.47
     10 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.55
     15 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.62
     20 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.69
     30 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.71

Corporate bonds rated Aa with remaining
     terms to maturity of:

     1 year or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.19
     2 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.26
     3 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.32
     4 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.38
     5 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.44
     7 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.54
     10 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.63
     15 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.69
     20 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.77
     30 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.79

Corporate bonds rated A with remaining terms to maturity of:

     1 year or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.24
     2 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.32
     3 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.38
     4 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.45
     5 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.51
     7 years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.61
     10 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.70
     15 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.77
     20 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.85
     30 years or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.87

Convertible corporate bonds with senior debt securities rated Aa issued by the following type of issuers:

     Utility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.80
     Industrial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.97
     Financial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.92
     Transportation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4.27

Convertible corporate bonds with senior debt securities rated A issued by the following type of issuers:

     Utility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.85
     Industrial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.02
     Financial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.97
     Transportation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4.32

Convertible corporate bonds with senior debt securities rated Baa issued by the following type of issuers:

     Utility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.01
     Industrial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.18
     Financial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.13
     Transportation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4.48

Convertible corporate bonds with senior debt securities rated Ba issued by the following type of issuers:

     Utility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.02
     Industrial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.19
     Financial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.14
     Transportation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4.49

Convertible corporate bonds with senior debt securities rated B1 or B2 issued by the following type of issuers:

     Utility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  2.12
     Industrial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.29
     Financial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  3.24
     Transportation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4.59


     "Moody's Eligible Assets"* means:
      -----------------------

             (i) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on investments);

            (ii)  Short-Term Money Market Instruments;

           (iii) commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P-1 and maturing within 270 days;

            (iv) preferred stocks (A) which either (1) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or (2) are rated at least "baa3" by Moody's (or in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either
     (1) are issued by an issuer whose senior debt securities are rated at least A by S&P or (2) are rated at least A by S&P and for this purpose have been assigned a Moody's equivalent rating of at least "baa3"), (B) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange or the American Stock Exchange, (C) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (D) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least "a1" by Moody's or, if not rated by Moody's, are rated at least AA by S&P), (E) which pay cumulative cash dividends in U.S. dollars, (F) which are not convertible into any other class of stock and do not have warrants attached, (G) which are not issued by issuers in the transportation industry and (H) in the case of auction rate preferred stocks, which are rated at least "aa" by Moody's, or if not rated by Moody's, AAA by S&P or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate Market Value of the Company's holdings of any issue of preferredstock shall not be less than $500,000nor more than $5,000,000;

             (v) common stocks (A) (i) which are traded in the United States on a national securities exchange or in the over-the-counter market,
     (ii) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (iii) which may be sold without restriction by the Corporation; provided, however, that (1) common stock which, while a Moody's
     --------  -------
     Eligible Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (2) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer shall not exceed 4% in the case of utility common stock and 6% in the case of non-utility common stock of the number of outstanding shares times the Market Value of such common stocks, and (B) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states, commonwealths, territories and possessions, including the District of Columbia, for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on a national securities exchange or in the over-the-counter market and are issued by banks formed under the laws of the United States, its states, commonwealths, territories and possessions, including the District of Columbia; provided, however, that
                                                      --------  -------
     the aggregate Market Value of the Corporation's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of
     (i) 6% of the aggregate market value of the outstanding shares of common stock of the issuer thereof or (ii) 10% of the Market Value of Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction , other than Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, New Zealand, Spain, Sweden and the United Kingdom, shall not be a Moody's Eligible Asset;

            (vi)  U.S. Government Obligations;

           (vii) corporate bonds (A) which may be sold without restriction by the Corporation and are rated at least B3 (Caa subordinate) by Moody's (or, in the event the bond is not rated by Moody's, the bond is rated at least BB- by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (B) which have a minimum issue size of at least (x) $100,000,000 if rated at least Baa3 or (y) $50,000,000 if rated B or Ba3, (C) which are U.S. dollar denominated and pay interest in cash in U.S. dollars, (D) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years, (E) for which, if rated below Baa3, the aggregate Market Value of the Corporation's holdings do not exceed 10% of the aggregate Market Value of any individual issue of corporate bonds calculated at the time of original issuance, (F) the cash flow from which must be controlled by an indenture trustee and (G) which are not issued in connection with a reorganization under any bankruptcy law;

          (viii) convertible corporate bonds (A) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least BB by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (B) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the NASDAQ National Market System and (C) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate bonds have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (v) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset;

provided, however, that the Corporation's investment in preferred stock,
--------  -------
common stock, corporate bonds and convertible corporate bonds described above must be within the following diversification requirements (utilizing Moody's Industry and Sub-industry Categories) in order to be included in Moody's Eligible Assets:

Issuer:
------


                                                              Non-Utility Maximum                       Utility Maximum
           Moody's Rating(1)(2)                               Single Issuer(3)(4)                     Single Issuer(3)(4)
"aaa", Aaa                                                            100%                                     100%
"aa", Aa                                                               20%                                      20%
"a", A                                                                 10%                                      10%
CS/CB, "Baa", Baa(5)                                                    6%                                       4%
Ba                                                                      4%                                       4%
B1/B2                                                                   3%                                       3%
B3 (Caa subordinate)                                                    2%                                       2%


Industry and State:



                                                                             Utility                         Utility
                                      Non-Utility Maximum                 Maximum Single                     Maximum
Moody's Rating(1)                      Single Industry(3)               Sub-Industry(3)(6)               Single State(3)
"aaa", Aaa                                    100%                             100%                            100%
"aa", Aa                                       60%                              60%                             20%
"a", A                                         40%                              50%                             10%(7)
CS/CB, "baa", Baa(5)                           20%                              50%                              7%(7)
Ba                                             12%                              12%                             N/A
B1/B2                                           8%                               8%                             N/A
B3 (Caa subordinate)                            5%                               5%                             N/A

----------------------
(1) The equivalent Moody's rating must be lowered one full rating category for preferred stocks, corporate bonds and convertible corporate bonds rated by S&P but not by Moody's.

(2) Corporate bonds from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate bonds, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility bonds and utility convertible bonds, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage shall be 15% in the case of utilities regulated by California, New York and Texas.

; and provided, further, that the Corporation's investments in auction rate
      --------  -------
preferred stocks described in clause (iv) above shall be included in Moody's Eligible Assets only to the extent that the aggregate Market Value of such stocks does not exceed 10% of the aggregate Market Value of all of the Corporation's investments meeting the criteria set forth in clauses (i) through (viii) above less the aggregate Market Value of those investments excluded from Moody's Eligible Assets pursuant to the immediately preceding proviso; and

            (ix) no assets which are subject to any lien or irrevocably deposited by the Corporation for the payment of amounts needed to meet the obligations described in clauses (i)(A) through (i)(E) of the definition of "Basic Maintenance Amount" may be includible in Moody's Eligible Assets.

     "Moody's Industry and Sub-Industry Categories"* means as set forth
      --------------------------------------------
below:

     Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

     Automobile: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

     Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

     Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

     Buildings and Real Estate:  Brick, Cement, Climate Controls,
     Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

     Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

     Containers, Packaging and Glass:  Glass, Fiberglass, Containers made of:
     Glass, Metal, Paper, Plastic, Wood, or Fiberglass

     Personal and Non Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

     Diversified/Conglomerate Manufacturing

     Diversified/Conglomerate Service

     Diversified Natural Resources, Precious Metals and Minerals:
     Fabricating, Distribution, Mining and Sales

     Ecological:  Pollution Control, Waste Removal, Waste Treatment,
     Waste Disposal

     Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, Tvs, Tape Machines, Speakers, Printers, Drivers, Technology

     Finance:  Investment Brokerage, Leasing, Syndication, Securities

     Farming and Agriculture: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

     Grocery:  Grocery Stores, Convenience Food Stores

     Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

     Home and Office Furnishings, Housewares, and Durable Consumer Products:
     Carpets, Floor Coverings, Furniture, Cooking, Ranges

     Hotels, Motels, Inns and Gaming

     Insurance:  Life, Property and Casualty, Broker, Agent, Surety

     Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

     Machinery (Non-Agriculture, Non-Construction, Non-Electronic):
     Industrial, Machine Tools, Steam Generators

     Mining, Steel, Iron and Non Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

     Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

     Personal, Food and Miscellaneous Services

     Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

     Cargo Transport: Rail, Shipping, Railroads, Rail-Car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

     Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

     Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

     Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

     Personal Transportation:  Air, Bus, Rail, Car Rental

     Utilities:  Electric, Water, Hydro Power, Gas, Diversified

     Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national agencies

     "1940 Act" means the Investment Company Act of 1940, as amended.
      --------

     "Notice of Redemption" has the meaning set forth in paragraph 3(c)(i) of
      --------------------
Article II hereof.

     "Officers' Certificate" means a certificate signed by any two of the
      ---------------------
President, a Vice President, the Treasurer or the Secretary of the Corporation or by any one of the foregoing and an Assistant Treasurer or Assistant Secretary of the Corporation.

     "Paying Agent" means State Street Bank and Trust Company and its
      ------------
successors or any other paying agent appointed by the Corporation.

     "Portfolio Calculation"* means the aggregate Discounted Value of all
      ---------------------
Moody's Eligible Assets.

     "Preferred Stock" means the preferred stock, par value $.01 per share,
      ---------------
of the Corporation, and includes the Cumulative Preferred Stock.

     "Quarterly Valuation Date"* means the last Valuation Date in March,
      ------------------------
June, September and December of each year, commencing _____, 1997.

     "Redemption Price" has the meaning set forth in paragraph 3(a) of
      ----------------
Article II hereof.

     "Short-Term Money Market Instruments" means the following types of
      -----------------------------------
instruments if, on the date of purchase or other acquisition thereof by the Corporation (or, in the case of an instrument specified by clauses (i) and (ii) below, on the Valuation Date), the remaining terms to maturity thereof are not in excess of 90 days:

            (i)  U.S. Government Obligations;

           (ii) commercial paper that is rated at the time of purchase or acquisition and the Valuation Date at least P-1 by Moody's and is issued by an issuer (or guaranteed or supported by a person or entity other than the issuer) whose long-term unsecured debt obligations are rated at least Aa by Moody's;

          (iii) demand or time deposits in, or certificates of deposit of, or banker's acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company at the time of purchase or acquisition and the Valuation Date, have (1) credit ratings from Moody's of at least P-1 in the case of commercial paper and (2) credit ratings from Moody's of at least Aa in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Corporation, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's shall be at least A2; and provided, further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the commercial paper, if any, of such depository institution or trust company is not rated below P-1 by Moody's and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Corporation);

           (iv) repurchase obligations with respect to any U.S. Government Obligation entered into with a depository institution, trust company or securities dealer (acting as principal) which is rated (A) at least Aa3 if the maturity is three months or less, (B) at least A1 if the maturity is two months or less and (C) at least A2 if the maturity is one month or less; and

            (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (iii) above, provided that the interest receivable by the Corporation shall be payable in U.S. dollars and shall not be subject to any withholding or similar taxes.

     "S&P" means Standard & Poor's Ratings Services or its successors.
      ---

     "U.S. Government Obligations" means direct non-callable obligations of
      ---------------------------
the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills and U.S. Treasury Securities Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

     "Valuation Date"* means every Friday or, if such day is not a Business
      --------------
Day, the immediately preceding Business Day.

     "Voting Period" shall have the meaning set forth in paragraph 4(b) of
      -------------
Article II hereof.

     Those of the foregoing definitions which are marked with an asterisk have been adopted by the Board of Directors of the Corporation in order to obtain a "aaa" rating from Moody's on the shares of Cumulative Preferred Stock on their Date of Original Issue; and the Board of Directors of the Corporation shall have the authority, without stockholder approval, to amend, alter or repeal from time to time the foregoing definitions and the restrictions and guidelines set forth thereunder if Moody's advises the Corporation in writing that such amendment, alteration or repeal will not adversely affect their then current rating on the Cumulative Preferred Stock. Furthermore, if the Board of Directors determines not to continue to comply with the provisions of paragraphs 5(a)(ii), 5(c) and 6 of Article II hereof as provided in paragraph 7 of Article II hereof, then such definitions marked with an asterisk, unless the context otherwise requires, shall have no meaning for these Articles Supplementary.

                                  ARTICLE II

                          CUMULATIVE PREFERRED STOCK
                      ----------------------------------

     1.   Dividends.
          ---------

     (a) Holders of shares of Cumulative Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at the annual rate of _____% per share (computed on the basis of a 360-day year consisting of twelve 30-day months) of the initial Liquidation Preference of $25.00 per share on the Cumulative Preferred Stock and no more, payable quarterly on March 23, June 23, September 23 and December 23 in each year (each, a "Dividend Payment Date"), commencing December 23, 1997 (or, if any such day is not a Business Day, then on the next succeeding Business Day), to holders of record of Cumulative Preferred Stock as they appear on the stock register of the Corporation at the close of business on the preceding March 6, June 6, September 6 and December 6 (or, if any such day is not a Business Day, then on the next succeeding Business Day), as the case may be, in preference to dividends on shares of Common Stock and any other capital stock of the Corporation ranking junior to the Cumulative Preferred Stock in payment of dividends. Dividends on shares of Cumulative Preferred Stock shall accumulate from the date on which the first such shares of Cumulative Preferred Stock are originally issued ("Date of Original Issue"). Each period beginning on and including a Dividend Payment Date (or the Date of Original Issue, in the case of the first dividend period after issuance of such shares) and ending on but excluding the next succeeding Dividend Payment Date is referred to herein as a "Dividend Period." Dividends on account of arrears for any past Dividend Period may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors.

     (b)(i) No dividends shall be declared or paid or set apart for payment on any shares of Cumulative Preferred Stock for any Dividend Period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Date therefor. If full cumulative dividends are not declared and paid on the shares of Cumulative Preferred Stock, any dividends on the shares of Cumulative Preferred Stock shall be declared and paid pro rata on all outstanding shares of Cumulative Preferred Stock. No holders of shares of Cumulative Preferred Stock shall be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends as provided in this paragraph 1(b)(i) on shares of Cumulative Preferred Stock. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payments on any shares of Cumulative Preferred Stock that may be in arrears.

     (ii) For so long as shares of Cumulative Preferred Stock are outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase shares of Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Corporation ranking junior to or on parity with the Cumulative Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends or upon liquidation (except by conversion into or exchange for stock of the Corporation ranking junior to or on parity with the Cumulative Preferred Stock as to dividends and upon liquidation), unless, in each case, (A) immediately thereafter, the Corporation shall have a Portfolio Calculation at least equal to the Basic Maintenance Amount and the Corporation shall maintain the Asset Coverage, (B) full cumulative dividends on all shares of Cumulative Preferred Stock due on or prior to the date of the transaction have been declared and paid (or shall have been declared and sufficient funds for the payment thereof deposited with the Paying Agent) and (C) the Corporation has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision contained herein for mandatory redemption.

     (iii) Any dividend payment made on the shares of Cumulative Preferred Stock shall first be credited against the dividends accumulated with respect to the earliest Dividend Period for which dividends have not been paid.

     (c) Not later than the Business Day next preceding each Dividend Payment Date, the Corporation shall deposit with the Paying Agent Deposit Securities having an initial combined value sufficient to pay the dividends that are payable on such Dividend Payment Date, which Deposit Securities shall mature on or prior to such Dividend Payment Date. The Corporation may direct the Paying Agent with respect to the investment of any such Deposit Securities, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available at the opening of business on such Dividend Payment Date.

     (d) The Board of Directors may declare an additional dividend on the Cumulative Preferred Stock each year in order to permit the Corporation to distribute its income in accordance with Section 855 (or any successor provision) of the Internal Revenue Code of 1986, as amended (the "Code"), and the other rules and regulations under Subchapter M of the Code. Any such additional dividend shall be payable to holders of the Cumulative Preferred Stock on the next Dividend Payment Date, shall be part of a regular quarterly dividend for the year of declaration payable to holders of record pursuant to paragraph 1(a) hereof and shall not result in any increase in the amount of cash dividends payable for such year pursuant to paragraph 1(a) hereof.

     2.   Liquidation Rights.
          ------------------

     (a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of Cumulative Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after claims of creditors but before any distribution or payment shall be made in respect of the Common Stock or any other stock of the Corporation ranking junior to the Cumulative Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25.00 per share plus an amount equal to all unpaid dividends thereon accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Corporation, but excluding interest thereon) (the "Liquidation Preference"), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

     (b) If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all outstanding shares of Cumulative Preferred Stock, and any other outstanding class or series of Preferred Stock of the Corporation ranking on a parity with the Cumulative Preferred Stock as to payment upon liquidation, shall be insufficient to permit the payment in full to such holders of Cumulative Preferred Stock of the Liquidation Preference and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets shall be distributed among the holders of shares of Cumulative Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference has been paid in full to the holders of shares of Cumulative Preferred Stock, no dividends or distributions shall be made to holders of the Common Stock or any other stock of the Corporation ranking junior to the Cumulative Preferred Stock as to liquidation.

     3.   Redemption.
          ----------

     Shares of the Cumulative Preferred Stock shall be redeemed or redeemable by the Corporation as provided below:

     (a)  Mandatory Redemptions.
          ---------------------

     If the Corporation is required to redeem any shares of Cumulative Preferred Stock pursuant to paragraphs 5(b) or 5(c) of Article II hereof, then the Corporation shall, to the extent permitted by the 1940 Act, Maryland law and any agreement in respect of indebtedness of the Corporation to which it may be a party or by which it may be bound, by the close of business on such Asset Coverage Cure Date or Basic Maintenance Amount Cure Date (herein collectively referred to as a "Cure Date"), as the case may be, fix a redemption date and proceed to redeem shares as set forth in paragraph 3(c) hereof. On such redemption date, the Corporation shall redeem, out of funds legally available therefor, the number of shares of Cumulative Preferred Stock equal to the minimum number of shares the redemption of which, if such redemption had occurred immediately prior to the opening of business on such Cure Date, would have resulted in the Asset Coverage having been satisfied or the Corporation having a Portfolio Calculation equal to or greater than the Basic Maintenance Amount, as the case may be, immediately prior to the opening of business on such Cure Date or, if the Asset Coverage or a Portfolio Calculation equal to or greater than the Basic Maintenance Amount, as the case may be, cannot be so restored, all of the shares of Cumulative Preferred Stock, at a price equal to $25.00 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared by the Corporation) through the date of redemption (the "Redemption Price"). In the event that shares of Cumulative Preferred Stock are redeemed pursuant to paragraph 5(b) of Article II hereof, the Corporation may, but shall not be required to, redeem a sufficient number of shares of Cumulative Preferred Stock pursuant to this paragraph 3(a) in order that the "asset coverage" of a class of senior security which is stock, as defined in Section 18(h) of the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after redemption is up to 250%.

     (b)  Optional Redemptions.
          --------------------

     Prior to September 1, 2002, the Corporation may, at its option, redeem shares of Cumulative Preferred Stock at the Redemption Price per share only if and to the extent that any such redemption is necessary, in the judgment of the Corporation, to maintain the Corporation's status as a regulated investment company under Subchapter M of the Code. Commencing September 1, 2002, and at any time and from time to time thereafter, the Corporation may, at its option, to the extent permitted by the 1940 Act, Maryland law and any agreement in respect of indebtedness of the Corporation to which it may be a party or by which it may be bound, redeem the Cumulative Preferred Stock in whole or in part at the Redemption Price per share.

     (c)  Procedures for Redemption.
          -------------------------

       (i) If the Corporation shall determine or be required to redeem shares of Cumulative Preferred Stock pursuant to this paragraph 3, it shall mail a written notice of redemption ("Notice of Redemption") with respect to such redemption by first class mail, postage prepaid, to each holder of the shares to be redeemed at such holder's address as the same appears on the stock books of the Corporation on the record date in respect of such redemption established by the Board of Directors. Each such Notice of Redemption shall state: (A) the redemption date, which shall be not fewer than 30 days nor more than 45 days after the date of such notice; (B) the number of shares of Cumulative Preferred Stock to be redeemed; (C) the CUSIP number(s) of such shares; (D) the Redemption Price; (E) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment in respect of such redemption; (F) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (G) the provisions of this paragraph 3 under which such redemption is made. If fewer than all shares of Cumulative Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder also shall specify the number of shares to be redeemed from such holder. No defect in the Notice of Redemption or the mailing thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

      (ii) If the Corporation shall give a Notice of Redemption, then by the close of business on the Business Day preceding the redemption date specified in the Notice of Redemption the Corporation shall (A) deposit with the Paying Agent Deposit Securities having an initial combined value sufficient to effect the redemption of the shares of Cumulative Preferred Stock to be redeemed, which Deposit Securities shall mature on or prior to such redemption date, and (B) give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the holders of the shares of Cumulative Preferred Stock called for redemption on the redemption date. The Corporation may direct the Paying Agent with respect to the investment of any Deposit Securities so deposited, provided that the proceeds of any such investment will be available at the opening of business on such redemption date. Upon the date of such deposit (unless the Corporation shall default in making payment of the Redemption Price), all rights of the holders of the shares of Cumulative Preferred Stock so called for redemption shall cease and terminate except the right of the holders thereof to receive the Redemption Price thereof, and such shares shall no longer be deemed outstanding for any purpose. The Corporation shall be entitled to receive, promptly after the date fixed for redemption, any cash in excess of the aggregate Redemption Price of the shares of Cumulative Preferred Stock called for redemption on such date and any remaining Deposit Securities. Any assets so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be repaid to the Corporation, after which the holders of the shares of Cumulative Preferred Stock so called for redemption shall look only to the Corporation for payment thereof. The Corporation shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the Deposit Securities so deposited.

     (iii) On or after the redemption date, each holder of shares of Cumulative Preferred Stock that are subject to redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in the Notice of Redemption and shall then be entitled to receive the cash Redemption Price, without interest.

      (iv) In the case of any redemption of less than all of the shares of Cumulative Preferred Stock pursuant to these Articles Supplementary, such redemption shall be made pro rata from each holder of shares of Cumulative Preferred Stock in accordance with the respective number of shares held by each such holder on the record date for such redemption.

       (v) Notwithstanding the other provisions of this paragraph 3, the Corporation shall not redeem shares of Cumulative Preferred Stock unless all accumulated and unpaid dividends on all outstanding shares of Cumulative Preferred Stock for all applicable past Dividend Periods (whether or not earned or declared by the Corporation) shall have been or are contemporaneously paid or declared and Deposit Securities for the payment of such dividends shall have been deposited with the Paying Agent as set forth in paragraph 1(c) of Article II hereof.

      (vi) If the Corporation shall not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of the Cumulative Preferred Stock to be redeemed on any redemption date, the Corporation shall redeem on such redemption date the number of shares of Cumulative Preferred Stock as it shall have legally available funds, or is otherwise able, to redeem ratably from each holder whose shares are to be redeemed, and the remainder of the shares of the Cumulative Preferred Stock required to be redeemed shall be redeemed on the earliest practicable date on which the Corporation shall have funds legally available for the redemption of, or is otherwise able to redeem, such shares.

     4.   Voting Rights.
          -------------

     (a)  General.
          -------

     Except as otherwise provided by law or as specified in the Charter or By-Laws, each holder of shares of Cumulative Preferred Stock shall be entitled to one vote for each share held on each matter submitted to a vote of stockholders of the Corporation, and the holders of outstanding shares of Preferred Stock, including Cumulative Preferred Stock, and of shares of Common Stock shall vote together as a single class; provided that, at any meeting of the stockholders of the Corporation held for the election of directors, the holders of outstanding shares of Preferred Stock, including Cumulative Preferred Stock, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, to elect two directors of the Corporation. Subject to paragraph 4(b) of Article II hereof, the holders of outstanding shares of capital stock of the Corporation, including the holders of outstanding shares of Preferred Stock (including the Cumulative Preferred Stock), voting as a single class, shall elect the balance of the directors. Notwithstanding the foregoing, and except as otherwise required by the 1940 Act, (i) the holders of outstanding shares of Cumulative Preferred Stock shall be entitled as a class, to the exclusion of the holders of all other securities, including other Preferred Stock and classes of capital stock of the Corporation, to vote on matters affecting the Cumulative Preferred Stock that do not adversely affect other securities, including other Preferred Stock and classes of capital stock, and
(ii) holders of other outstanding shares of Preferred Stock shall be entitled, as a class to the exclusion of the holders of Cumulative Preferred Stock, to vote on matters affecting such other Preferred Stock that do not adversely affect the holders of the Cumulative Preferred Stock.

     (b)  Right to Elect Majority of Board of Directors.
          ---------------------------------------------

     During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock shall be entitled, voting separately as one class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

           (i) if at any time accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the outstanding shares of Cumulative Preferred Stock equal to at least two full years' dividends shall be due and unpaid and sufficient Deposit Securities shall not have been deposited with the Paying Agent for the payment of such accumulated dividends; or

          (ii) if at any time holders of any other shares of Preferred Stock are entitled to elect a majority of the directors of the Corporation under the 1940 Act.

     Upon the termination of a Voting Period, the voting rights described in this paragraph 4(b) shall cease, subject always, however, to the reverting of such voting rights in the holders of Preferred Stock upon the further occurrence of any of the events described in this paragraph 4(b).

     (c)  Right to Vote with Respect to Certain Other Matters.
          ---------------------------------------------------

     So long as any shares of Cumulative Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of two-thirds of the shares of Cumulative Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of Cumulative Preferred Stock. The Corporation shall notify Moody's ten Business Days prior to any such vote described above. Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including Cumulative Preferred Stock, voting together as a single class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. For purposes of the preceding sentence, the phrase "vote of the holders of a majority of the outstanding shares of Preferred Stock" shall have the meaning set forth in the 1940 Act. The class vote of holders of shares of Preferred Stock, including Cumulative Preferred Stock, described above will be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including Cumulative Preferred Stock, voting together as a single class, necessary to authorize the action in question. An increase in the number of authorized shares of Preferred Stock pursuant to the Charter or the issuance of additional shares of any series of Preferred Stock (including Cumulative Preferred Stock) pursuant to the Charter shall not in and of itself be considered to adversely affect the contract rights of the holders of Cumulative Preferred Stock.

     (d)  Voting Procedures.
          -----------------

     (i) As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in paragraph 4(b) above, the Corporation shall call a special meeting of such holders and instruct the Paying Agent to mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Paying Agent or if the Corporation does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, such holders of Preferred Stock, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of directors prescribed in paragraph 4(b) above. At any such meeting or adjournment thereof in the absence of a quorum, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting without notice, other than by an announcement at the meeting, to a date not more than 120 days after the original record date.

     (ii) For purposes of determining any rights of the holders of Cumulative Preferred Stock to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, a share of Cumulative Preferred Stock which is not outstanding shall not be counted.

     (iii) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of holders of Preferred Stock, including Cumulative Preferred Stock, to elect directors shall continue, notwithstanding the election at such meeting by such holders of the number of directors that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent directors elected by the holders of Preferred Stock, including Cumulative Preferred Stock, and the remaining incumbent directors elected by the holders of the Common Stock and Preferred Stock, shall constitute the duly elected directors of the Corporation.

     (iv) Simultaneously with the expiration of a Voting Period, the terms of office of the additional directors elected by the holders of Preferred Stock, including Cumulative Preferred Stock, pursuant to paragraph 4(b) above shall terminate, the remaining directors shall constitute the directors of the Corporation and the voting rights of such holders of Preferred Stock, including Cumulative Preferred Stock, to elect additional directors pursuant to paragraph 4(b) above shall cease, subject to the provisions of the last sentence of paragraph 4(b).

     (e)  Exclusive Remedy.
          ----------------

     Unless otherwise required by law, the holders of shares of Cumulative Preferred Stock shall not have any rights or preferences other than those specifically set forth herein. The holders of shares of Cumulative Preferred Stock shall have no preemptive rights or rights to cumulative voting. In the event that the Corporation fails to pay any dividends on the shares of Cumulative Preferred Stock, the exclusive remedy of the holders shall be the right to vote for directors pursuant to the provisions of this paragraph 4.

     (f)  Notification to Moody's.
          -----------------------

     In the event a vote of holders of Cumulative Preferred Stock is required pursuant to the provisions of Section 13(a) of the 1940 Act, as long as the Cumulative Preferred Stock is rated by Moody's, the Corporation shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the date on which such vote is taken, notify Moody's of the result of such vote.

     5.   Coverage Tests.
          ---------------

     (a)  Determination of Compliance.
          ---------------------------

     For so long as any shares of Cumulative Preferred Stock are outstanding, the Corporation shall make the following determinations:

      (i)  Asset Coverage.  The Corporation shall maintain, as of the last
           --------------
Business Day of each March, June, September and December of each year in which any shares of Cumulative Preferred Stock are outstanding, the Asset Coverage.

     (ii)  Basic Maintenance Amount Requirement.
           ------------------------------------

     (A) For so long as any shares of Cumulative Preferred Stock are outstanding, the Corporation shall maintain, on each Valuation Date, a Portfolio Calculation at least equal to the Basic Maintenance Amount, each as of such Valuation Date. Upon any failure to maintain the required Portfolio Calculation, the Corporation shall use its best efforts to reattain a Portfolio Calculation at least equal to the Basic Maintenance Amount on or prior to the Basic Maintenance Amount Cure Date, by altering the composition of its portfolio or otherwise.

     (B) The Corporation shall prepare a Basic Maintenance Report relating to each Valuation Date. On or before 5:00 P.M., New York City time, on the third Business Day after the first Valuation Date following the Date of Original Issue of the Cumulative Preferred Stock and after each (A) Quarterly Valuation Date, (B) Valuation Date on which the Corporation fails to satisfy the requirements of paragraph 5(a)(ii)(A) above, (C) Basic Maintenance Amount Cure Date following a Valuation Date on which the Corporation fails to satisfy the requirements of paragraph 5(a)(ii)(A) above and (D) Valuation Date and any immediately succeeding Business Day on which the Portfolio Calculation exceeds the Basic Maintenance Amount by 5% or less, the Corporation shall complete and deliver to Moody's a Basic Maintenance Report, which will be deemed to have been delivered to Moody's if Moody's receives a copy or telecopy, telex or other electronic transcription setting forth at least the Portfolio Calculation and the Basic Maintenance Amount each as of the relevant Valuation Date and on the same day the Corporation mails to Moody's for delivery on the next Business Day the full Basic Maintenance Report. The Corporation also shall provide Moody's with a Basic Maintenance Report relating to any other Valuation Date on Moody's specific request. A failure by the Corporation to deliver a Basic Maintenance Report under this paragraph 5(a)(ii)(B) shall be deemed to be delivery of a Basic Maintenance Report indicating a Portfolio Calculation less than the Basic Maintenance Amount, as of the relevant Valuation Date.

     (C) Within ten Business Days after the date of delivery to Moody's of a Basic Maintenance Report in accordance with paragraph 5(a)(ii)(B) above relating to a Quarterly Valuation Date, the Corporation shall deliver to Moody's an Accountant's Confirmation relating to such Basic Maintenance Report and any other Basic Maintenance Report, randomly selected by the Independent Accountants, that was prepared by the Corporation during the quarter ending on such Quarterly Valuation Date. Also, within ten Business Days after the date of delivery to Moody's of a Basic Maintenance Report in accordance with paragraph 5(a)(ii)(B) above relating to a Valuation Date on which the Corporation fails to satisfy the requirements of paragraph 5(a)(ii)(A) and any Basic Maintenance Amount Cure Date, the Corporation shall deliver to Moody's an Accountant's Confirmation relating to such Basic Maintenance Report. If any Accountant's Confirmation delivered pursuant to this paragraph 5(a)(ii)(C) shows that an error was made in the Basic Maintenance Report for such Quarterly Valuation Date, or shows that a lower Portfolio Calculation was determined by the Independent Accountants, the calculation or determination made by such Independent Accountants shall be final and conclusive and shall be binding on the Corporation, and the Corporation shall accordingly amend the Basic Maintenance Report and deliver the amended Basic Maintenance Report to Moody's promptly following Moody's receipt of such Accountant's Confirmation.

     (D) In the event the Portfolio Calculation shown in any Basic Maintenance Report prepared pursuant to paragraph 5(a)(ii)(B) above is less than the applicable Basic Maintenance Amount, the Corporation shall have until the Basic Maintenance Amount Cure Date to achieve a Portfolio Calculation at least equal to the Basic Maintenance Amount, and upon such achievement (and not later than such Basic Maintenance Amount Cure Date) the Corporation shall inform Moody's of such achievement in writing by delivery of a revised Basic Maintenance Report showing a Portfolio Calculation at least equal to the Basic Maintenance Amount as of the date of such revised Basic Maintenance Report, together with an Officers' Certificate to such effect.

     (E) On or before 5:00 P.M., New York City time, on the first Business Day after shares of Common Stock are repurchased by the Corporation, the Corporation shall complete and deliver to Moody's a Basic Maintenance Report as of the close of business on such date that Common Stock is repurchased. A Basic Maintenance Report delivered as provided in paragraph 5(a)(ii)(B) above also shall be deemed to have been delivered pursuant to this paragraph 5(a)(ii)(E).

     (b)  Failure to Meet Asset Coverage.
          ------------------------------

     If the Asset Coverage is not satisfied as provided in paragraph 5(a)(i) hereof and such failure is not cured as of the related Asset Coverage Cure Date, the Corporation shall give a Notice of Redemption as described in paragraph 3 of Article II hereof with respect to the redemption of a sufficient number of shares of Cumulative Preferred Stock to enable it to meet the requirements of paragraph 5(a)(i) above, and, at the Corporation's discretion, such additional number of shares of Cumulative Preferred Stock in order that the "asset coverage" of a class of senior security which is stock, as defined in Section 18(h) of the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock is up to 250%, and deposit with the Paying Agent Deposit Securities having an initial combined value sufficient to effect the redemption of the shares of Cumulative Preferred Stock to be redeemed, as contemplated by paragraph 3(a) of Article II hereof.

     (c)  Failure to Maintain a Portfolio Calculation At Least
          Equal to the Basic Maintenance Amount.
          ----------------------------------------------------

     If a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount is not maintained as provided in paragraph 5(a)(ii)(A) above and such failure is not cured by the related Basic Maintenance Amount Cure Date, the Corporation shall give a Notice of Redemption as described in paragraph 3 of Article II hereof with respect to the redemption of a sufficient number of shares of Cumulative Preferred Stock to enable it to meet the requirements of paragraph 5(a)(ii)(A) above, and, at the Corporation's discretion, such additional number of shares of Cumulative Preferred Stock in order that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock by up to 10%, and deposit with the Paying Agent Deposit Securities having an initial combined value sufficient to effect the redemption of the shares of Cumulative Preferred Stock to be redeemed, as contemplated by paragraph 3(a) of Article II hereof.

     (d)  Status of Shares Called for Redemption.
          --------------------------------------

     For purposes of determining whether the requirements of paragraphs 5(a)(i) and 5(a)(ii)(A) hereof are satisfied, (i) no share of the Cumulative Preferred Stock shall be deemed to be outstanding for purposes of any computation if, prior to or concurrently with such determination, sufficient Deposit Securities to pay the full Redemption Price for such share shall have been deposited in trust with the Paying Agent and the requisite Notice of Redemption shall have been given, and (ii) such Deposit Securities deposited with the Paying Agent shall not be included in determining whether the requirements of paragraphs 5(a)(i) and 5(a)(ii)(A) hereof are satisfied.

     6.   Certain Other Restrictions.
          --------------------------

     (a) For so long as the Cumulative Preferred Stock is rated by Moody's, the Corporation will not, and will cause the Adviser not to, (i) knowingly and willfully purchase or sell a portfolio security for the specific purpose of causing, and with the actual knowledge that the effect of such purchase or sale will be to cause, the Portfolio Calculation as of the date of the purchase or sale to be less than the Basic Maintenance Amount as of such date, (ii) in the event that, as of the immediately preceding Valuation Date, the Portfolio Calculation exceeded the Basic Maintenance Amount by 5% or less, alter the composition of the Corporation's portfolio securities in a manner reasonably expected to reduce the Portfolio Calculation, unless the Corporation shall have confirmed that, after giving effect to such alteration, the Portfolio Calculation exceeded the Basic Maintenance Amount or (iii) declare or pay any dividend or other distribution on any shares of Common Stock or repurchase any shares of Common Stock, unless the Corporation shall have confirmed that, after giving effect to such declaration, other distribution or repurchase, the Corporation continues to satisfy the requirements of paragraph 5(a)(ii)(A) of Article II hereof.

     (b) For so long as the Cumulative Preferred Stock is rated by Moody's, the Corporation shall not (a) acquire or otherwise invest in (i) future contracts or (ii) options on futures contracts, (b) engage in reverse repurchase agreements, (c) engage in short sales, (d) overdraw any bank account, (e) write options on portfolio securities other than call options on securities held in the Corporation's portfolio or that the Corporation has an immediate right to acquire through conversion or exchange of securities held in its portfolio, or (f) borrow money, except for the purpose of clearing and/or settling transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10,000,000 and an amount equal to 5% of the Market Value of the Corporation's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed), unless in any such case, the Corporation shall have received written confirmation from Moody's that such investment activity will not adversely affect Moody's then current rating of the Cumulative Preferred Stock. Furthermore, for so long as the Cumulative Preferred Stock is rated by Moody's, unless the Corporation shall have received the written confirmation from Moody's referred to in the preceding sentence, the Corporation may engage in the lending of its portfolio securities only in an amount of up to 5% of the Corporation's total assets, provided that the Corporation receives cash collateral for such loaned securities which is maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities and, if invested, is invested only in money market mutual funds meeting the requirements of Rule 2a-7 under the 1940 Act that maintain a constant $1.00 per share net asset value. In determining the Portfolio Calculation, the Corporation shall use the Moody's Discount Factor applicable to the loaned securities rather than the Moody's Discount Factor applicable to the collateral.

     (c) For so long as the Cumulative Preferred Stock is rated by Moody's, the Corporation shall not consolidate the Corporation with, merge the Corporation into, sell or otherwise transfer all or substantially all of the Corporation's assets to another entity or adopt a plan of liquidation of the Corporation, in each case without providing prior written notification to Moody's.

     7.   Termination of Rating Agency Provisions.
          ---------------------------------------

     (a) The Board of Directors may determine that it is not in the best interests of the Corporation to continue to comply with the provisions of paragraphs 5(a)(ii), 5(c) and 6 of Article II hereof with respect to Moody's, in which case the Corporation will no longer be required to comply with any of the provisions of paragraphs 5(a)(ii), 5(c) and 6 of Article II hereof with respect to Moody's, provided that (i) the Corporation has given the Paying Agent, Moody's and holders of the Cumulative Preferred Stock at least 20 calendar days written notice of such termination of compliance, (ii) the Corporation is in compliance with the provisions of paragraphs 5(a)(i), 5(a)(ii), 5(c) and 6 of Article II hereof at the time the notice required in clause (i) hereof is given and at the time of the termination of compliance with the provisions of paragraphs 5(a)(ii), 5(c) and 6 of Article II hereof with respect to Moody's, (iii) at the time the notice required in clause (i) hereof is given and at the time of termination of compliance with the provisions of paragraphs 5(a)(ii), 5(c) and 6 of Article II hereof with respect to Moody's the Cumulative Preferred Stock is listed on the American Stock Exchange or on another exchange registered with the Securities and Exchange Commission as a national securities exchange and (iv) at the time of termination of compliance with the provisions of paragraphs 5(a)(ii), 5(c) and 6 of Article II hereof with respect to Moody's, the cumulative cash dividend rate payable on a share of the Cumulative Preferred Stock pursuant to paragraph 1(a) of Article II hereof shall be increased by .375% per annum.

     (b) On the date that the notice is given in paragraph 7(a) above and on the date that compliance with the provisions of paragraphs 5(a)(ii), 5(c) and 6 of Article II hereof with respect to Moody's is terminated, the Corporation shall provide the Paying Agent and Moody's with an Officers' Certificate as to the compliance with the provisions of paragraph 7(a) hereof, and the provisions of paragraphs 5(a)(ii), 5(c) and 6 of Article II hereof with respect to Moody's shall terminate on such later date and thereafter have no force or effect.

     8.   Limitation on Issuance of Additional Preferred Stock.
          ----------------------------------------------------

     So long as any shares of Cumulative Preferred Stock are outstanding, the Corporation may issue and sell additional shares of Cumulative Preferred Stock authorized hereby and/or shares of one or more other series of Preferred Stock constituting a series of a class of senior securities of the Corporation representing stock under Section 18 of the 1940 Act in addition to the shares of Cumulative Preferred Stock, provided that (i) immediately after giving effect to the issuance and sale of such additional Preferred Stock and to the Corporation's receipt and application of the proceeds thereof, the Corporation will maintain the Asset Coverage of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Corporation then outstanding, and (ii) no such additional Preferred Stock shall have any preference or priority over any other Preferred Stock of the Corporation upon the distribution of the assets of the Corporation or in respect of the payment of dividends.

                                 ARTICLE III

      ABILITY OF BOARD OF DIRECTORS TO MODIFY THE ARTICLES SUPPLEMENTARY

     To the extent permitted by law, the Board of Directors, without the vote of the holders of the Cumulative Preferred Stock or any other capital stock of the Corporation, may amend the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect so long as the amendment does not materially adversely affect any of the contract rights of holders of shares of the Cumulative Preferred Stock or any other capital stock of the Corporation or, if the Corporation has not previously terminated compliance with the provisions hereof with respect to Moody's pursuant to paragraph 7 of Article II hereof, adversely affect the then current rating on the Cumulative Preferred Stock by Moody's.

     IN WITNESS WHEREOF, ROYCE GLOBAL TRUST, INC. has caused these presents to be signed in its name and on its behalf by a duly authorized officer, and its corporate seal to be hereunto affixed and attested by its Secretary, and the said officers of the Corporation further acknowledge said instrument to be the corporate act of the Corporation, and state that to the best of their knowledge, information and belief the matters and facts herein set forth with respect to approval are true in all material respects, all on ___________________, 1997.


                              ROYCE GLOBAL TRUST, INC.



                              By
                                 ---------------------------
                                  Name:   Charles M. Royce
                                  Title:  President


Attest:


-----------------
  John E. Denneen
  Secretary


                                                              EXHIBIT 2(d)(1)


                                                                     SPECIMEN


                                 CERTIFICATE


Certificate Number ___                                   Number of Shares ___
CUSIP # _______

                           ROYCE GLOBAL TRUST, INC.
             Incorporated under the laws of the State of Maryland

                         Transferable in New York, NY

                              % Cumulative Preferred Stock
                   Liquidation Preference $25.00 Per Share


     This  certifies that  __________ is  the registered holder  of _________
shares of fully paid  and non-assessable        % Cumulative Preferred Stock,
par value $.01 per share, liquidation preference $25.00 per share, of Royce Global Trust, Inc., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


     WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.

DATED:


Countersigned and Registered:
  The Bank of New York                   _________________________
  (New York)      Transfer Agent         Charles M. Royce
  By:                                    President


_________________________                _________________________
Authorized Signatory                     John E. Denneen
                                         Secretary
(SEAL)

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND WILL BE SUBJECT TO ALL OF THE PROVISIONS OF THE CHARTER AND BY-LAWS OF THE CORPORATION, EACH AS FROM TIME TO TIME AMENDED, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THE TRANSFER OF THE SHARES OF CUMULATIVE PREFERRED STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                           ROYCE GLOBAL TRUST, INC.

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, will be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                                     UNIF GIFT MIN ACT--_____ Custodian ______
TEN ENT--as tenants by the entireties                                                (Cust)         (Minor)
JT TEN --as joint tenants with                                      under Uniform Gifts to
         right of survivorship                                      Minors Act _________
         and not as tenants in                                                  (State)
         common


     Additional abbreviations also may be used though not in the above list.

For  value  received,  _________________________   hereby  sell,  assign  and
transfer unto

Please insert social security or other identifying number of assignee
--------------------------------------------
/                                          /
-------------------------------------------

--------------------------------------------------------------------------
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                                       shares
--------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:____________________


                              ------------------------------------------------
                  NOTICE:     The   Signature   to   this   assignment   must
                              correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                 EXHIBIT 2(e)


             DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN OF
                           ROYCE GLOBAL TRUST, INC.

WHAT IS THE DISTRIBUTION REINVESTMENT
AND CASH PURCHASE PLAN?

     The Distribution Reinvestment and Cash Purchase Plan offers stockholders of Royce Global Trust, Inc. a prompt and simple way to reinvest net investment income dividends and capital gains distributions in shares of common stock of the Fund. It is the Fund's present policy, which may be changed by the Board of Directors, to distribute substantially all of its net investment income and net realized capital gains, if any, to its stockholders at least annually.

     The Plan also allows you to make optional cash investments in shares of common stock of the Fund through the Plan Agent and to deposit common stock certificates with the Plan Agent for safekeeping.

     State Street Bank  and Trust Company ("State Street") acts as Plan Agent
for  stockholders  in  administering  the  Plan.    The  complete  terms  and
conditions of the Plan accompany this outline.

WHO CAN PARTICIPATE IN THE PLAN?

     If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash.

WHAT DOES THE PLAN OFFER?

     The Plan has two components: reinvestment of dividends and capital gains distributions, and an optional cash purchase feature.

REINVESTMENT OF NET INVESTMENT INCOME
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     By participating in the Plan, your dividends and capital gains distributions will be promptly paid to you in additional shares of the common stock of the Fund, thereby increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution, you will automatically receive shares of the Fund's common stock. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the lower of (i) the last reported sale price of a share of the Fund's common stock on the valuation date, which will normally be the first business day following the record date, or (ii) the net asset value of the shares on such date, provided that the Fund will not issue new shares at a discount of more than 5% from the last reported sale price on such date.

VOLUNTARY CASH PURCHASE

     Plan participants have the option of making investments in shares of common stock of the Fund through the Plan Agent. You may invest $100 or more monthly. The Plan Agent will purchase shares for you on the Nasdaq National Market or otherwise on the open market on or about the 15th of each month. If you hold shares that are registered in your own name, you should contact the Plan Agent directly. Please send your check, made payable to Royce Global Trust, Inc., to the following address: State Street Bank and Trust Company, c/o Royce Global Trust, Inc. PO Box 8200, Boston, MA 02266-8200. Your cash (which does not earn interest) will be held by the Plan Agent until the following month's investment date. You may withdraw a voluntary cash payment by written notice, if the notice is received by State Street Bank not less than forty-eight hours before the reinvestment date.

HOW DOES THE CUSTODY OF SHARES WORK?

     All shares that are issued to you in payment of distributions or that are purchased by you through voluntary cash purchases are held in the name of the Plan Agent or its nominee and the shares are added to your balance in the Plan. You also have the option of sending your common stock certificates to State Street, as described in Paragraph 10 of the Plan, and the shares will be included in your balance in the Plan and held in the same manner as noted above. State Street will send a confirmation statement to you shortly after any activity in your account. You may contact State Street directly by calling 1 (800) 426-5523 between 9:00 a.m. and 5:00 p.m., Monday through Friday.

IS THERE A COST TO PARTICIPATE?

     There is no charge payable by participants for receiving dividends and capital gains distributions, since the Plan Agent's fees and expenses are paid by the Fund.

     For purchases from voluntary cash payments, participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions. These amounts will be deducted from amounts to be invested.

MAY I WITHDRAW FROM THE PLAN?

     You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Your withdrawal will be effective as specified in Paragraph 14 of the Plan. Upon withdrawal, you will receive subsequent dividends and capital gains distributions in cash instead of shares.

     To withdraw from the Plan or to sell shares held by the Plan Agent, you must send written instructions signed by all registered owners to State Street. If you withdraw, at your option you will either receive without charge a certificate issued in your name for all full shares, or, if you request, the Plan Agent will sell all of the shares in your Plan account (including any other Fund shares deposited by you) through a broker selected by it and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. If you elect to sell your full shares, you must send written instructions signed by all registered owners with SIGNATURES GUARANTEED if the net proceeds will exceed $10,000. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokerage firms and any other guarantor that the Plan Agent deems acceptable. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

     If at any time you wish to re-enroll in the Plan, simply send written instructions signed by all registered owners to the Plan Agent.

HOW DO PARTICIPATING STOCKHOLDERS
BENEFIT?

     - You will build holdings in the Fund easily and automatically, at no brokerage cost for distributions in the Fund shares or at reduced cost in the case of voluntary cash purchases.

     - You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, additional cash payments, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You will be able to vote all shares held for you by the Plan Agent at stockholder meetings.

     - As long as you participate in the Plan, the Plan Agent, will hold the shares it has acquired for you in safekeeping, in non- certificated form. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates.

WHOM SHOULD I CONTACT FOR ADDITIONAL
INFORMATION?

     Please  address  all   notices,  correspondence,  questions,  or   other
communications regarding the Plan to:

           State Street Bank and Trust Company
            c/o Royce Global Trust, Inc.
                P.O. Box 8200
                Boston, MA 02110
                1 (800) 426-5523

     Either Royce Global Trust, Inc. or State Street may amend or terminate the Plan. Participants will be sent written notice at least 30 days before the effective date of any amendment. In case of termination, participants will be sent written notice of the termination at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

            DISTRIBUTION REINVESTMENT AND
              CASH PURCHASE PLAN OF
             ROYCE GLOBAL TRUST, INC.

     Royce Global Trust, Inc., a Maryland corporation (the "Fund"), hereby adopts the following plan (the "Plan") with respect to net investment income dividends and capital gains distributions declared by its Board of Directors on shares of its Common Stock and to voluntary cash purchases of shares of its Common Stock:

     1. Unless a stockholder specifically elects to receive cash as set forth below, all net investment income dividends and all capital gains distributions hereafter declared by the Board of Directors shall be payable in shares of the Common Stock of the Fund.

     2. Such net investment income dividends and capital gains distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Directors to stockholders of record at the close of business on the record date(s) established by the Board of Directors for the net investment income dividend and/or capital gains distribution involved.

     3. Unless a stockholder specifically elects otherwise, such stockholder will receive all net investment income dividends and/or capital gains distributions in full and fractional shares of the Fund's Common Stock, and no action shall be required on such stockholder's part to receive a distribution in stock.

     4. The number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the lower of (i) the last reported sale price per share of the Fund's Common Stock at the close of regular trading on the Nasdaq National Market on the valuation date fixed by the Board of Directors for such distribution, or (ii) the net asset value per share of such shares on the valuation date, provided that the Fund will not issue new shares at a discount of more than 5% from the last reported sale price on such date.

     5. A stockholder may, however, elect to receive his or its net investment income dividends and capital gains distributions in cash. To exercise this option, such stockholder shall notify State Street Bank and Trust Company ("State Street"), the Plan Agent and the Fund's custodian, transfer agent and registrar, in writing so that such notice is received by State Street no later than 10 days prior to the record date fixed by the Board of Directors for the net investment income dividend and/or capital gains distribution involved.

     6. State Street will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash ("Participant"). State Street may hold each Participant's shares, together with the shares of other Participants, in non-certificated form in State Street's name or that of its nominee. Upon request by a Participant, received in writing no later than 10 days prior to the record date, State Street will, instead of crediting shares to and/or carrying shares in a Participant's account, issue, without charge to the Participant, a certificate registered in the Participant's name for the number of whole shares payable to the Participant and a check for any fractional share.

     7. A Participant has the option of sending additional funds, in any amount of at least $100 for the purchase on the open market of shares of the Common Stock of the Fund for his account. Such voluntary payments will be invested by State Street on or about the 15th of the month, and in no event more than 30 days after such date, except where necessary to comply with provisions of federal securities law. Funds received less than 5 business days prior to an investment date, will be held by State Street until the next investment date. A Participant may withdraw his entire voluntary cash payment by written notice received by State Street not less than 48 hours before such payment is to be invested.

     8. Investments of voluntary cash payments may be made by State Street on any securities exchange where the Fund's Common Stock is traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as State Street shall determine. Participant funds held by State Street uninvested will not bear interest, and State Street shall have no liability in connection with any inability to purchase shares within 45 days after receipt of funds or with the timing of any purchases effected. State Street shall have no responsibility as to the value of the Common Stock of the Fund acquired for the Participant's account and may commingle funds of Participants for the purpose of cash investments. The average price (including brokerage commissions) of all shares purchased by State Street shall be the price per share allocable to the Participant in connection with the cash investment.

     9. State Street will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than 10 business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, State Street will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination.

     10. A Participant may deposit certificates for shares of Common Stock of the Fund with State Street for safekeeping. The deposited shares will be credited to the Participant's account and will be treated in all respects in the same manner as shares issued to or purchased for the Participant's account. All certificates should be sent with written instructions to deposit the certificates in the Participant's Plan Account. They need not be endorsed and should be sent by registered or certified mail, return receipt requested, to:

                           State Street Bank and Trust Company
                              c/o Royce Global Trust, Inc.
                                      P.O. Box 8200
                                    Boston, MA 02110

     11. State Street will forward to each Participant any Fund related proxy solicitation materials and each Fund report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

     12. In the event that the Fund makes available to its Common Stockholders rights to purchase additional shares or other securities, the shares held by State Street for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

     13. State Street's service fee, if any, for administering the Plan, will be paid for by the Fund. Participants will be charged a $0.75 service fee for each voluntary cash investment and pro rata share of brokerage commissions on all open market purchases.

     14. Each Participant may terminate his or its account under the Plan by so notifying State Street in writing. Such termination will be effective immediately if the Participant's notice is received by State Street not less than 10 days prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. The Plan may be terminated by the Fund or by State Street upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, State Street will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to State Street in advance of termination to have State Street sell part or all of his or its shares and remit the proceeds to the Participant, State Street is authorized to deduct a $2.50 transaction fee plus brokerage commission from the proceeds.

     15. These terms and conditions may be amended or supplemented by State Street or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, State Street receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by State Street in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by State Street under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant's account, all dividends and distributions payable on shares of the Fund held in the Participant's name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

     15. State Street will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by State Street's negligence, bad faith, or willful misconduct or that of its employees or agents.

     16. These terms and conditions shall be governed by the laws of the State of New York.

                                      December, 1996



                                                                 EXHIBIT 2(h)

                                800,000 Shares

                           ROYCE GLOBAL TRUST, INC.

                       ___% Cumulative Preferred Stock

                   Liquidation Preference $25.00 Per Share

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                               ________, 1997

SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

          Royce Global Trust, Inc., a Maryland corporation (the "Fund"), proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of 800,000 shares (the "Shares") of its ___% cumulative preferred stock, liquidation preference $25.00 per share, $.01 par value per share (the "Cumulative Preferred Stock"), to you, the Underwriter named in
Schedule I hereto (the "Underwriter"). The Cumulative Preferred Stock will be authorized by, and subject to the terms and conditions of, the Articles Supplementary to be adopted in connection with the issuance of the Cumulative Preferred Stock (the "Articles Supplementary").

          The Fund and its investment adviser, Royce & Associates, Inc., a New York corporation (the "Adviser"), wish to confirm as follows their agreement with the Underwriter in connection with the purchase of the Shares by the Underwriter.

          The Fund has entered into an investment advisory agreement dated as of October 31, 1996 with the Adviser, a custodian contract dated as of
_______ with State Street Bank and Trust Company, a Massachusetts corporation, a registrar, transfer agency and service agreement dated as of ________ with State Street Bank and Trust Company with respect to the Fund's Common Stock and a registrar, transfer agency and paying agency agreement to be dated as of _______, 1997 with State Street Bank and Trust Company with respect to the Cumulative Preferred Stock. Such agreements are hereinafter referred to as the "Investment Advisory Agreement", the "Custodian Contract", the "Transfer Agency Agreement" and the "Paying Agency Agreement", respectively. Collectively, the Investment Advisory Agreement, the Administration Agreement, the Custodian Contract, the Transfer Agency Agreement and the Paying Agency Agreement are hereinafter referred to as the "Fund Agreements". This Underwriting Agreement is hereinafter referred to as the "Agreement".

          1. Registration Statement and Prospectus. The Fund has prepared in conformity with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File No. ______) under the 1933 Act and the 1940 Act (the "registration statement"), including a prospectus relating to the Shares, and has filed the registration statement and prospectus in accordance with the 1933 Act and 1940 Act. The Fund also has filed a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective, prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Fund has filed an abbreviated registration statement to register an additional amount of Shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall include such Rule 462 Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or, if the prospectus and statement of additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497(h) under the 1933 Act, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the forms included in the registration statement at the time of filing of amendment no. 1 to the registration statement with the Commission on ______, and as such prospectus and statement of additional information shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus and statement of additional information relating to the Fund other than the Prospectus approved in writing by or prepared by the Fund or the Adviser. It being understood that the definition of Prepricing Prospectus above shall not include any Prepricing Prospectus prepared by the Underwriter unless approved in writing by the Fund or Adviser. The terms "Registration Statement", "Prospectus" and "Prepricing Prospectus" shall also include any financial statements incorporated by reference therein.

          The Fund has furnished the Underwriter with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus.

          2. Agreements to Sell and Purchase. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to the Underwriter and, upon the basis of the representations, warranties and agreements of the Fund and the Adviser herein contained and subject to all the terms and conditions set forth herein, the Underwriter agrees to purchase from the Fund, at a purchase price of $25.00 per Share, the number of Shares set forth opposite the name of the Underwriter in Schedule I hereto.

          3. Terms of Public Offering. The Fund and the Adviser have been advised by the Underwriter that the Underwriter proposes to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Underwriter's judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.


          4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriter of and payment for the Shares shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, NY 10017, at 10:00 A.M., New York City time, on _________ (the "Closing Date"). The place of closing for the Shares and the Closing Date may be varied by agreement between the Underwriter and the Fund.

          Certificates for the Shares shall be registered in such names and in such denominations as the Underwriter shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date. Such certificates shall be made available to the Underwriter in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. The certificates evidencing the Shares shall be delivered to the Underwriter on the Closing Date against payment of the purchase price therefor in immediately available funds.

          5.   Agreements  of the Fund  and the  Adviser.   The Fund  and the
Adviser, jointly and severally, agree with the Underwriter as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will endeavor to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible and will advise the Underwriter promptly and, if requested by the Underwriter, will confirm such advice in writing when the Registration Statement or such post-effective amendment has become effective.

          (b) The Fund will advise the Underwriter promptly and, if requested by the Underwriter, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any Prepricing Prospectus, of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purposes,
(iii) of receipt by the Fund, the Adviser, any affiliate of the Fund or the Adviser or any representative or attorney of the Fund or the Adviser of any other material communication from the Commission, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such person within the period of time referred to in paragraph (f) below), the Registration Statement, the Prospectus, any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) or this Agreement and (iv) within the period of time referred to in paragraph (f) below, of any material adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or of the happening of any other event which makes any statement of a material fact made in the Registration Statement or the Prospectus (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus, or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regularity or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (c) The Fund will furnish to the Underwriter, without charge, three signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to the Underwriter, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as the Underwriter may request.

          (d) The Fund will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which the Underwriter shall not previously have been advised or to which the Underwriter shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriter, a Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriter or any dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to the Underwriter prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to the Underwriter, without charge, in such quantities as the Underwriter has requested, copies of each form of the Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriter and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriter a prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriter or any dealer, the Fund will expeditiously deliver to the Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriter may request. The Fund consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriter and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriter or any dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriter is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other federal law, rule or regulation, or any state securities or blue sky disclosure laws, rules or regulations, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriter and dealers, without charge, a reasonable number of copies thereof. In the event that the Fund and the Underwriter agree that the Registration Statement or the Prospectus should be amended or supplemented, the Fund, if requested by the Underwriter, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (g) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period ending December 31, 1998, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

          (h) During the period of five years hereafter, the Fund will furnish to the Underwriter (i) as soon as available, a copy of each report of the Fund mailed to stockholders or filed with the Commission or furnished to the American Stock Exchange (the "AMEX") other than reports on Form N-SAR, and (ii) from time to time such other information concerning the Fund as the Underwriter may reasonably request.

          (i) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than by notice given by the Underwriter terminating this Agreement pursuant to Section 11 or
Section 12 hereof) or if this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Fund or the Adviser to comply with the terms or fulfill any of the conditions of this Agreement, the Fund and the Adviser, jointly and severally, agree to reimburse the Underwriter for all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriter) incurred by the Underwriter in connection herewith.

          (j) The Fund will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus and in such a manner as to comply with the investment objective, policies and restrictions of the Fund as described in the Prospectus.

          (k) The Fund will timely file the requisite copies of the Prospectus with the Commission pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise the Underwriter of the time and manner of such filing.

          (l) Except as provided in this Agreement, the Fund will not sell, contract to sell, or otherwise dispose of any senior securities of the Fund, or grant any options or warrants to purchase senior securities of the Fund, for a period of 60 days after the date of the Prospectus, without the prior written consent of the Underwriter.

          (m) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, neither the Fund nor the Adviser has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares.

          (n) The Fund will use its best efforts to cause the Cumulative Preferred Stock, prior to the Closing Date, to be assigned a rating of 'aaa' by Moody's Investors Service, Inc. (the "Rating Agency").

          (o) The Fund and the Adviser will use their best efforts to perform all of the agreements required of them and discharge all conditions to closing as set forth in this Agreement.

          6. Representations and Warranties of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, represent and warrant to the Underwriter that:

          (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

          (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriter furnished to the Fund in writing by or on behalf of the Underwriter expressly for use therein.

          (c) All the outstanding shares of Common Stock of the Fund have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and the capital stock of the Fund conforms to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

          (d) The Fund is a corporation duly organized and validly existing in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund; and the Fund has no subsidiaries.

          (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

          (f) The Fund is not in violation of its articles of incorporation, as amended, or bylaws (the "Bylaws"), or of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

          (g) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation, as amended, including the Articles Supplementary (together, the "Charter"), or Bylaws, of the Fund or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Fund or any of its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

          (h) The accountants, Ernst & Young LLP, who have certified or shall certify the financial statements included in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) are independent public accountants as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

          (i) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), present fairly the financial position, results of operations and changes in financial position of the Fund on the basis stated or incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Fund.

          (j) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund, and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws.

          (k) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Fund, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Fund, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund taken as a whole, whether or not arising in the ordinary course of business.

          (l) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

          (m) The Fund has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), subject to such qualifications as may be set forth in the Prospectus; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

          (n) The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code");
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (o) To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

          (p) The Fund has filed all tax returns required to be filed, which returns are complete and correct, and the Fund is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

          (q) No holder of any security of the Fund has any right to require registration of shares of common stock, Cumulative Preferred Stock or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.


          (r) The Fund, subject to the registration statement having been declared effective and the filing of the Prospectus under Rule 497 under the Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

          (s) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

          (t) The Fund is registered under the 1940 Act as a closed-end diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations. The Fund is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and conditions of the 1933 Act and the 1940 Act. No person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

          (u) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

          (v) The Fund has filed in a reasonably timely manner each document or report required to be filed by it pursuant to the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Rules and Regulations"); each such document or report at the time it was filed conformed to the requirements of the 1934 Act and the 1934 Act Rules and Regulations; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (w) Each of the Fund Agreements and the Fund's and the Adviser's obligations under this Agreement and each of the Fund Agreements comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

          (x) The Shares have been, or prior to the Closing Date will be, assigned a rating of 'aaa' by the Rating Agency.

          (y) At all times since its inception, as required by Subchapter M of the Code, the Fund has complied with the requirements to qualify as a regulated investment company under the Code.

          (z) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no director of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of the Underwriter.

          (aa) The Shares have been, or prior to the Closing Date will be, duly approved for listing upon notice of issuance on the AMEX.

          7.   Representations and  Warranties of the  Adviser.   The Adviser
represents and warrants to the Underwriter as follows:

          (a) The Adviser is a corporation duly incorporated and validly existing in good standing under the laws of the State of New York, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

          (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Investment Advisory Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding or, to the Adviser's knowledge, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.

          (c) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser, or to which the Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

          (d) Neither the execution, delivery or performance of this Agreement or the Investment Advisory Agreement by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (A) requires the Adviser to obtain any consent, approval, authorization or other order of or registration with, the Commission, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of incorporation or bylaws, or other organizational documents, of the Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject. The Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

          (e) The execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and the Investment Advisory Agreement have been duly and validly authorized by the Adviser, and this Agreement and the Investment Advisory Agreement have been duly executed and delivered by the Adviser and each constitutes the valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

          (f) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Investment Advisory Agreement.

          (g) The description of the Adviser in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (h) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Fund, and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

          (i) The Adviser has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment thereto); the Adviser has fulfilled and performed all its material obligations with respect to such permits, and to the Adviser's knowledge no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Adviser under any such permit; and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Adviser.

          (j) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), the Adviser has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

          (k) Charles M. Royce is the validly appointed President and Chief Investment Officer of the Adviser and is the sole voting shareholder of the Adviser.

          8. Indemnification and Contribution. (a) The Fund and the Adviser, jointly and severally, agree, to the extent permitted by applicable law, to indemnify and hold harmless each of the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses, joint and several (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriter furnished in writing to the Fund by or on behalf of the Underwriter expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of the Underwriter (or to the benefit of any person controlling the Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by the Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the Underwriter in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Adviser may otherwise have.

          (b) If any action, suit or proceeding shall be brought against the Underwriter or any person controlling the Underwriter in respect of which indemnity may be sought against the Fund or the Adviser, the Underwriter or such controlling person shall promptly notify the Fund or the Adviser, and the Fund or the Adviser shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the Fund or the Adviser has agreed in writing to pay such fees and expenses, (ii) the Fund and the Adviser have failed to assume the defense and employ counsel, or
(iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Underwriter or such controlling person and the Fund or the Adviser and the Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Underwriter or such controlling person). It is understood, however, that the Fund and the Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Underwriter and controlling persons, which firm shall be designated in writing by the Underwriter, and that all such fees and expenses shall be reimbursed as they are incurred and billed. The Fund and the Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) The Underwriter agrees to indemnify and hold harmless the Fund and the Adviser, their directors, any officers who sign the Registration Statement, and any person who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Underwriter, but only with respect to information relating to the Underwriter furnished in writing by or on behalf of the Underwriter expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Fund or the Adviser, any of their directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Underwriter pursuant to this paragraph (c), the Underwriter shall have the rights and duties given to the Fund and the Adviser by paragraph (b) above (except that if the Fund or the Adviser shall have assumed the defense thereof the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Underwriter's expense), and the Fund and the Adviser, their directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriter by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriter may otherwise have.

          (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall, to the extent permitted by applicable law, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriter on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriter on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Fund, the Adviser and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this
Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred and billed. The indemnity and contribution agreements contained in this
Section 8 and the representations and warranties of the Fund and the Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter, the Fund, the Adviser, their directors or officers, or any person controlling the Fund or the Adviser, (ii) acceptance of any Shares and payment therefor hereunder, and
(iii) any termination of this Agreement. A successor to the Underwriter or any person controlling the Underwriter, or to the Fund, the Adviser, their directors or officers, or any person controlling the Fund or the Adviser, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 8.

          9. Conditions of Underwriter's Obligations. The obligation of the Underwriter to purchase the Shares hereunder are subject to the following conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriter, and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for those purposes shall have been instituted or, to the knowledge of the Fund, the Adviser or the Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to the Underwriter's satisfaction.

          (b)   Subsequent  to the  effective date  of this  Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, prospects, properties, net assets, or results of operations of the Fund or the Adviser not contemplated by the Prospectus, which in the Underwriter's opinion would materially, adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Fund or the Adviser or any officer or director of the Fund or the Adviser which makes any statement made in the Prospectus untrue or which, in the opinion of the Fund and its counsel or the Underwriter and its counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the Underwriter's opinion, materially adversely affect the market for the Shares.

          (c) The Underwriter shall have received on the Closing Date an opinion of Brown & Wood LLP, special counsel for the Fund, dated the Closing Date and addressed to the Underwriter, to the effect that:

          (i) the Fund is qualified to do business and in good standing as a foreign corporation in the State of New York, and, to such counsel's knowledge, owns, possesses or has obtained and currently maintains, all material governmental licenses, permits, consents, orders, approvals and other authorizations under the Federal laws of the United States and the laws of the State of New York necessary to carry on its business as contemplated by the Prospectus;

         (ii)  this  Agreement  has   been  duly  authorized,   executed  and
     delivered by the Fund and complies with the provisions of the 1940 Act and the 1940 Act Rules and Regulations applicable to the Fund;

        (iii) the Registration Statement is effective under the 1933 Act and the 1933 Act Rules and Regulations and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or the 1933 Act Rules and Regulations or proceedings therefor initiated or threatened by the Commission;

         (iv) at the time the Registration Statement became effective, the Registration Statement (other than the financial statements and other financial or statistical information included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

          (v) to such counsel's knowledge, (A) there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments of the Fund required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, (B) the descriptions thereof are correct in all material respects, (C) references thereto are correct, and (D) no default exists in the due performance or observance by the Fund of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed as an exhibit to the Registration Statement;

         (vi) no consent, approval, authorization or order of any court or governmental authority or agency is required in connection with the performance by the Fund of its obligations hereunder, except such as has been obtained under the 1933 Act, the 1940 Act and the Rules and Regulations or such as may be required under state securities laws; and to such counsel's knowledge, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Fund is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of the provisions of the Charter or the Bylaws of the Fund, or, to such counsel's knowledge, any Federal or New York law or administrative regulation, or administrative or court decree;

        (vii) each of the Investment Advisory Agreement and the Custodian Contract has been duly authorized and approved by the Fund, each complies as to form in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations, and each has been duly executed by the Fund;

       (viii) the Fund is registered with the Commission under the 1940 Act and the 1940 Act Rules and Regulations as a closed-end, diversified, management investment company, and all required action has been taken by the Fund under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares pursuant to this Agreement; the provisions of the Charter and the Bylaws of the Fund comply as to form in all material respects with the requirements of the 1940 Act and the 1940 Act Rules and Regulations; and, to such counsel's knowledge, no order of suspension or revocation of such registration under the 1940 Act and the 1940 Act Rules and Regulations, has been issued or proceedings therefor initiated or threatened by the Commission; and

         (ix) the information in the Prospectus under the caption "Taxation", to the extent that it constitutes matters of Federal income tax law or legal conclusions relating to Federal income tax matters, has been reviewed by them and is correct in all material respects.

     In giving their opinion Brown & Wood LLP shall additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement or any amendment or supplement thereto, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of the time it was first provided to the Underwriter or as of the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need not express any belief with respect to the financial statements and other financial and statistical information included in the Registration Statement and the Prospectus (and any amendment or supplement to either of the foregoing). In giving their opinion, Brown & Wood LLP (i) may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the Federal laws of the United States of America, (ii) may rely as to matters involving the laws of the State of Maryland upon the opinion of Stradley Ronon Stevens & Young, LLP referred to in (e) below, and (iii) may rely, as to matters of fact, upon the representations and warranties made by the Fund and the Adviser herein and on certificates and written statements of officers and employees of and accountants for the Fund and the Adviser and of public officials. Except as otherwise specifically provided herein, when giving their opinions to their "knowledge", Brown & Wood LLP have relied solely upon an inquiry of the attorneys of that firm who have worked on matters for the Fund, on certificates or written statements of officers of the Fund and, where appropriate, a review of the Registration Statement, Prospectus, exhibits to the Registration Statement, the Fund's Charter and Bylaws and a review of the minute books of the Fund and have made no other investigation or inquiry.

          (d) The Underwriter shall have received on the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Fund, dated the Closing Date and addressed to the Underwriter, to the effect that:

          (i) the Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland;

         (ii) the Fund has corporate power and authority, under the laws of the State of Maryland, to own, lease and operate its properties and conduct its business as described in the Registration Statement and in the Prospectus;

        (iii) the authorized capital stock of the Fund conforms as to legal matters in all material respects to the description thereof in the Registration Statement under the captions "Description of Cumulative Preferred Stock" and "Description of Capital Stock";

         (iv) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Shares will not be subject to preemptive or other similar rights pursuant to the Charter or Bylaws of the Fund or the Maryland General Corporation Law; the form of certificate used to evidence the Shares is in due and proper form and complies with all provisions of applicable Maryland law;

          (v) the Fund has full corporate power to enter into each Fund Agreement; each Fund Agreement has been duly and validly authorized, executed and delivered by the Fund;

         (vi) to such counsel's knowledge, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of the Charter or the Bylaws of the Fund, or any Maryland law (other than Maryland securities laws) or regulation, or, to their knowledge, any order of any Maryland court, governmental instrumentality or arbitrator; and

        (vii) all descriptions in the Prospectus of Maryland statutes and regulations or legal or governmental proceedings, if any, under the laws of the State of Maryland are accurate in all material respects.

In giving their opinion, Stradley Ronon Stevens & Young, LLP may rely, as to matters of fact, upon the representations and warranties made by the Fund and the Adviser herein and on certificates and written statements of officers and employees of and accountants for the Fund and the Adviser and of public officials. Except as otherwise specifically provided herein, when giving their opinions to their "knowledge", Stradley Ronon Stevens & Young, LLP have relied solely upon an inquiry of the attorneys of that firm who have worked on matters for the Fund, on certificates or written statements of officers of the Fund and, where appropriate, a review of the Registration Statement, Prospectus, exhibits to the Registration Statement, the Fund's Charter and Bylaws and have made no other investigation or inquiry.

          (e) The Underwriter shall have received on the Closing Date an opinion of either (i) Howard J. Kashner, Esq., General Counsel for the Adviser, or (ii) John E. Denneen, Esq., Associate General Counsel for the Adviser, dated the Closing Date and addressed to the Underwriter, to the effect that:

          (i) the Adviser has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with corporate power and authority to conduct its business as described in the Registration Statement and in the Prospectus;

         (ii) the Adviser is duly registered as an investment adviser under the Advisers Act and the Advisers Act Rules and Regulations and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations, from acting under the Investment Advisory Agreement for the Fund as contemplated by the Prospectus;

        (iii) this Agreement and the Investment Advisory Agreement each has been duly authorized, executed and delivered by the Adviser, and the Investment Advisory Agreement constitutes a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights generally and to general equitable principles (except as to those provisions relating to indemnity or contribution for liabilities arising under such agreement, as to which no opinion need be expressed); and, to his knowledge, neither the execution and delivery of this Agreement or the Investment Advisory Agreement nor the performance by the Adviser of its obligations hereunder or thereunder will conflict with, or result in a breach of, any of the terms and provisions of, or constitute, with or without the giving of notice or the lapse of time or both, a default under, any agreement or instrument to which the Adviser is a party or by which the Adviser is bound, or any law, order, rule or regulation applicable to the Adviser of any jurisdiction, court, Federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Adviser or its properties or operations;

         (iv) to his knowledge, the description of the Adviser in the Registration Statement and in the Prospectus (and any amendment or supplement to either of the foregoing) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

In giving his opinion, such counsel, (i) may state that he expresses no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America, and (ii) may rely, as to matters of fact, upon the representations and warranties made by the Fund and the Adviser herein and on certificates and written statements of officers and employees of and accountants for the Fund and the Adviser and of public officials.

          (f) The Underwriter shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, counsel for the Underwriter, dated the Closing Date and addressed to the Underwriter, with respect to such matters as the Underwriter may reasonably request.

          (g) The Underwriter shall have received letters addressed to the Underwriter and dated the date hereof and the Closing Date from Ernst & Young LLP, independent certified public accountants, substantially in the forms heretofore approved by the Underwriter.

          (h) (i) No order suspending the effectiveness of the registration statement or the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, the Underwriter, may be pending before or, to the knowledge of the Fund, the Adviser or the Underwriter or in the reasonable view of counsel to the Underwriter, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Underwriter; (ii) there shall not have been any change in the capital stock of the Fund nor any material increase in the short-term or long-term debt of the Fund (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Adviser; (iv) the Fund shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Fund, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement to either of them); and (v) all the representations and warranties of the Fund and the Adviser contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Underwriter shall have received a certificate of the Fund and the Adviser, dated the Closing Date and signed by the chief executive officer and the chief financial officer of each of the Fund and the Adviser (or such other officers as are acceptable to the Underwriter), to the effect set forth in this Section 9(h) and in Section 9(i) hereof.

          (i) That neither the Fund nor the Adviser shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (j) The Fund shall have delivered and the Underwriter shall have received evidence satisfactory to the Underwriter that the shares of Cumulative Preferred Stock are rated 'aaa' by the Rating Agency as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the shares of Cumulative Preferred Stock by the Rating Agency.

          (k) The Shares shall have been listed or approved for listing upon notice of issuance on the American Stock Exchange.

          (l) The Fund and the Adviser shall have furnished or caused to be furnished to the Underwriter such further certificates and documents as the Underwriter shall have reasonably requested.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriter and the Underwriter's counsel.

          Any certificate or document signed by any officer of the Fund or the Adviser and delivered to the Underwriter, or to counsel for the Underwriter, shall be deemed a representation and warranty by the Fund or the Adviser to the Underwriter as to the statements made therein.

          10. Expenses. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the 1940 Act Notification, the Prospectus and each amendment or supplement to any of them (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations); (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the reproduction and delivery of this Agreement, any dealer agreements, the preliminary blue sky memorandum and all other agreements or documents reproduced and delivered in connection with the offering of the Shares; (v) the registration of the Shares under the 1934 Act and the listing of the Shares on the American Stock Exchange; (vi) the reasonable fees (not to exceed $2,000), expenses and disbursements of counsel for the Underwriter relating to the preparation, reproduction, and delivery of the preliminary blue sky memorandum; (vii) fees paid to the Rating Agency;
(viii) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Shares; and (ix) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund and of the transfer agent.

          11. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Fund, by notifying the Underwriter, or by the Underwriter, by notifying the Fund. Any notice under this Section 11 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

          12. Termination of Agreement. This Agreement shall be subject to termination in the Underwriter's absolute discretion, without liability on the part of the Underwriter to the Fund or the Adviser, by notice to the Fund or the Adviser, if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is sufficiently materially adverse as to make it, in the Underwriter's judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriter. Notice of such termination may be given to the Fund by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

          13. Information Furnished by the Underwriter. The statements set forth in (the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first, third, and fifth paragraphs under the caption "Underwriting") in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriter as such information is referred to in Sections 6(b) and 8 hereof.

          14. Miscellaneous. Except as otherwise provided in Sections 5, 11 and 12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Fund or the Adviser, at the office of the Fund at 1414 Avenue of the Americas, New York, New York 10019, Attention: Howard J. Kashner, Esq., General Counsel; or (ii) if to the Underwriter, to Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

          This Agreement has been and is made solely for the benefit of the Underwriter, the Fund, the Adviser, their directors and officers, and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Underwriter of any of the Shares in his status as such purchaser.

          15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.


                                (End of Text)


          Please   confirm  that  the  foregoing  correctly  sets  forth  the agreement among the Fund, the Adviser and the Underwriter.


						Very truly yours,


						ROYCE GLOBAL TRUST, INC.



						By: ____________________________



						ROYCE & ASSOCIATES, INC.



						By: ___________________________



Confirmed as of the date first
above mentioned.

SMITH BARNEY INC.



By: _________________________________
     Managing Director



                                  SCHEDULE I


                           ROYCE GLOBAL TRUST, INC.



                                                                   Number of
                          Underwriter                               Shares
                          -------------                             ---------
Smith Barney Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  800,000


Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  800,000







                                                                 EXHIBIT 2(j)



                              CUSTODIAN CONTRACT
                                   Between
                           ROYCE GLOBAL TRUST, INC.
                                     and
                     STATE STREET BANK AND TRUST COMPANY



                              CUSTODIAN CONTRACT

     This Contract between Royce Global Trust, Inc., a corporation organized and existing under the laws of Maryland, having its principal place of business at 1414 Avenue of the America, New York, New York 10019 hereinafter called the "Fund", and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the "Custodian",

     WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.   Employment of Custodian and Property to be Held by It

     The Fund hereby employs the Custodian as the custodian of its assets, including securities which it desires to be held in places within the United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities") pursuant to the provisions of the Articles of Incorporation. The Fund agrees to deliver to the Custodian all securities and cash owned by it, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time, and the cash consideration received by it for such new or treasury shares of capital stock, $ par value, ("Shares") of the Fund as may be issued or sold from time to time. The Custodian shall not be responsible for any property of the Fund held or received by the Fund and not delivered to the Custodian.

     Upon receipt of "Proper Instructions" (within the meaning of Article 4), the Custodian shall from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Directors of the Fund, and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian may employ as sub-custodian for the Fund's foreign securities and other assets the foreign banking institutions and foreign securities depositories designated in Schedule A hereto but only in accordance with the provisions of Article 3.

2. Duties of the Custodian with Respect to Property of the Fund Held By the Custodian in the United States

2.1 Holding Securities. The Custodian shall hold and physically segregate for the account of the Fund all non-cash property, to be held by it in the United States including all domestic securities owned by the Fund, other than (a) securities which are maintained pursuant to Section 2.10 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies (each, a "U.S. Securities System") and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian (the "Direct Paper System") pursuant to Section 2.11.

2.2 Delivery of Securities. The Custodian shall release and deliver domestic securities owned by the Fund held by the Custodian or in a U.S. Securities System account of the Custodian or in the Custodian's Direct Paper book entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     1) Upon sale of such securities for the account of the Fund and receipt of payment therefor;

     2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Fund;

     3) In the case of a sale effected through a U.S. Securities System, in accordance with the Provisions of Section 2.10 hereof;

     4) To the depository agent in connection with tender or other similar offers for Securities of the Fund:

     5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

     6) To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.9 or into the name or nominee name of any sub-custodian appointed pursuant to Article l; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

     7) Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

     8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

     9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

     10) For delivery in connection with any loans of securities made by the Fund, that only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral;

     11) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed;

     12) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

     13) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions be the Fund;

     14) For any other proper corporate purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors or of the Executive Committee signed by an officer and certified by the Secretary or an Assistant Secretary, specifying the securities of the Fund to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

2.3 Registration of Securities. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.9 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for the Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the Board of Directors of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 Availability of Federal Funds. Upon mutual agreement between the Fund and the Custodian, the Custodian shall, upon the receipt of Proper Instructions, make federal funds available to the Fund as of specified times agreed upon from time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of the Fund which are deposited into the Fund's account.

2.6 Collection of Income. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to United States registered securities held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to United States bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to the Fund's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due the Fund on United States securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund.

     The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

2.7 Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of the Fund in the following cases only:

     1)   Upon  the  purchase   of  domestic  securities,   options,  futures
          contracts or options on futures cuntracts for the account of the Fund but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section
          2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.10 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.11; (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Fund of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Fund or
          (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions as defined in Article 4;

     2) In connection with conversion, exchange or surrender of securities owned by the Fund as set forth in Section 2.2 hereof;

     3) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

     4) For the payment of any dividends declared pursuant to the governing documents of the Fund;

     5) For payment of the amount of dividends received in respect of securities sold short;

     6) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors or of the Executive Committee of the Fund signed by an officer of the Fund and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

2.8 Liability for Payment in Advance of Receipt of Securities Purchased. Except as specifically stated otherwise in this Contract, in any and every case where payment for purchase of domestic securities for the account of the Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

2.9 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.10 Deposit of Fund Assets in U.S. Securities Systems. The Custodian may deposit and/or maintain domestic securities owned by the Fund in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "U.S. Securities System" in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

     1) The Custodian may keep domestic securities of the Fund in a U.S. Securities System provided that such securities are represented in an account ("Account") of the Custodian in the U.S. Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers:

     2) The records of the Custodian with respect to domestic securities of the Fund which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Fund;

     3) The Custodian shall pay for domestic securities purchased for the account of the Fund upon (i) receipt of advice from the U.S. Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer domestic securities sold for the account of the Fund upon (i) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the U.S. Securities System of transfers of domestic securities for the account of the Fund shall identify the Fund, be maintained for the Fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Fund;

     4) The Custodian shall provide the Fund with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding domestic securities deposited in the U.S. Securities System;

     5) The Custodian shall have received the initial certificate required by Article 12 hereof;

     6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

2.11 Fund,Assets Held in the Custodian's Direct Paper System. The Custodian may deposit and/or maintain securities owned by the Fund in the Direct Paper System of the Custodian subject to the following provisions:

     1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions;

     2) The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are represented in an account ("Account") of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

     3)   The records of the Custodian with respect to securities of the Fund
          which are   maintained in the Direct Paper System shall identify by
          book-entry those securities belonging to the Fund;

     4) The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the second of the Fund:

     5) The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the U.S. Securities System for the account of the Fund;

     6) The Custodian shall provide the Fund with any report on its system of internal accounting control as the Fund may reasonably request from time to time.

2.12 Segregated Account. The Custodian shall upon receipt of Proper Instructions establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.10 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of
     The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purposes of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.13 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of the Fund held by it and in connection with transfers of such securities.

2.14 Proxies. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities

2.15 Communications Relating to Fund Securities. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the domestic securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the domestic securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

2.16 Reports to Fund by Independent Public Accountants. The Custodian shall provide the Fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including domestic securities deposited and/or maintained in a U.S. Securities System, relating to the services provided by the Custodian under this Contract; such reports, shall be of sufficient scope, and in sufficient detail, as may reasonably be required by the Fund, to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

3. Duties of the Custodian with Respect to Property of the Fund Held Outside of the United States

3.1 Appointment of Foreign Sub-Custodians. The Fund hereby authorizes and instructs the Custodian to employ as sub-custodians for the Fund's securities and other assets maintained outside the United States the foreign banking institutions and foreign securities depositories designated on Schedule A hereto ("foreign sub-custodians"). Upon receipt of "Proper Instructions", as defined in Section 4 of this Contract, together with a certified resolution of the Fund's Board of Directors, the Custodian and the Fund may agree to amend Schedule A hereto from time to time to designate additional foreign banking institutions and foreign securities depositories to act as sub-custodian. Upon receipt of Proper Instructions, the Fund may instruct the Custodian to cease the employment of any one or more such sub-custodians for maintaining custody of the Fund's assets.

3.2 Assets to be Held. The Custodian shall limit the securities and other assets maintained in the custody of the foreign sub-custodians to: (a) "foreign securities", as defined in paragraph (c)(l) of Rule 17f-5 under the Investment Company Act of 1940, and (b) cash and cash equivalents in such amounts as the Custodian or the Fund may determine to be reasonably necessary to effect the Fund's foreign securities transactions. The Custodian shall identify on its booKs as belonging to the Fund, the foreign securities of the Fund held by each foreign sub-custodian.

3.3 Foreign Securities Systems. Except as may otherwise be agreed upon in writing by the Custodian and the Fund, assets of the Funds shall be maintained in a clearing agency which acts as a securities depository or in a book-entry system for the central handling of securities located outside of the United States (each a "Foreign Securities System") only through arrangements implemented by the foreign banking institutions serving as sub-custodians pursuant to the terms hereof (Foreign Securities Systems and U.S. Securities Systems are collectively referred to herein as the "Securities Systems"). Where possible, such arrangements shall include entry into agreements containing the provisions set forth in Section 3.5 hereof.

3.4 Holding Securities. The Custodian may hold securities and other non-cash property for all of its customers, including the Fund, with a Foreign Sub-custodian in a single account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to securities and other non-cash property of the Fund which are maintained in such account shall identify by book-entry those securities and other non-cash property belonging to the Fund and (ii) the Custodian shall require that securities and other non-cash property so held by the foreign sub custodian be held separately from any assets of the foreign sub-custodian or of others.

3.5 Agreements with Foreign Banking Institutions. Each agreement with a foreign banking institution shall be substantially in the form set forth in Exhibit 1 hereto and shall provide that: (a) the Fund's assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors or agent, except a claim of payment for their safe custody or administration; (b) beneficial ownership of the Fund's assets will be freely transferable without the payment of money or value other than for custody or administration; (c) adequate records will be maintained identifying the assets as belonging to the Fund; (d) officers of or auditors employed by, or other representatives of the Custodian, including to the extent permitted under applicable law the independent public accountants for the Fund, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian; and (e) assets of the Fund held by the foreign sub-custodian will be subject only to the instructions of the Custodian or its agents.

3.6  Access of  Independent Accountants  of the  Fund.   Upon request of  the
     Fund, the Custodian will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as a foreign sub-custodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian.

3.7 Reports by Custodian. The Custodian will supply to the Fund from time to time, as mutually agreed upon, statements in respect of the securities and other assets of the Fund held by foreign sub-custodians, including but not limited to an identification of entities having possession of the Fund's securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the Custodian on behalf of the Fund indicating, as to securities acquired for the Fund, the identity of the entity having physical possession of such securities.

3.8 Transactions in Foreign Custody Account. (a) Except as otherwise provided in paragraph (b) of this Section 3.8, the provision of Sections 2.2 and 2.7 of this Contract shall apply, mutatis mutandis to the foreign securities of the Fund held outside the United States by foreign sub-custodians.

     (b) Notwithstanding any provision of this Contract to the contrary, settlement and payment for securities received for the account of the Fund and delivery of securities maintained for the account of the Fund may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.

     (c) Securities maintained in the custody of a foreign sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section 2.3 of this Contract, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

3.9 Liability of Foreign Sub-Custodians. Each agreement pursuant to which the Custodian employs a foreign banking institution as a foreign sub-custodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian and each Fund from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

3.10 Liability of Custodian. The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.13 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the sub-custodian has otherwise exercised reasonable care. Notwithstanding the foregoing provisions of this paragraph 3.10, in delegating custody duties to State Street London Ltd., the Custodian shall not be relieved of any responsibility to the Fund for any loss due to such delegation, except such loss as may result from (a) political risk (including, but not limited to, exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) or (b) other losses (excluding a bankruptcy or insolvency of State Street London Ltd. not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and State Street London Ltd. have exercised reasonable care.

3.11 Reimbursement for Advances. If the Fund requires the Custodian to advance cash or securities for any purpose including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Funds assets to the extent necessary to obtain reimbursement.

3.12 Monitoring Responsibilities. The Custodian shall furnish annually to the Fund, during the month of June, information concerning the foreign sub-custodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval of this Contract. In addition, the Custodian will promptly inform the Fund in the event that the Custodian learns of a material adverse change in the financial condition of a foreign sub-custodian or any loss of the assets of the Fund or in the case of any foreign sub-custodian not the subject of an exemptive order from the Securities and Exchange Commission is notified by such foreign sub-custodian that there appears to be a substantial likelihood that its shareholders' equity will decline below $200 million (U.S. dollars or the equivalent thereof) or that its shareholders' equity has declined below $200 million (in each case computed in accordance with generally accepted U.S. accounting principles).

3.13 Branches of U.S. Banks. (a) Except as otherwise set forth in this Contract, the provisions hereof shall not apply where the custody of the Funds assets are maintained in a foreign branch of a banking institution which is a "bank" as defined by Section 2(a)(5) of the Investment Company Act of 1940 meeting the qualification set forth in Section 26(a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by paragraph 1 of this Contract.

     (b) Cash held for the Fund in the United Kingdom shall be maintained in an interest bearing account established for the Fund with the
     Custodian's London branch, which account shall be subject to the direction of the Custodian, State Street London Ltd. or both.

3.14 Tax Law. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Custodian as custodian of the Fund by the tax law of the United States of America or any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of jurisdictions other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of jurisdictions for which the Fund has provided such information.

4.   Proper Instructions

     Proper Instructions as used herein means a writing signed or initialled by one or more person or persons as the Board of Directors shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Directors of the Fund accompanied by a detailed description of procedures approved by the Board of Directors, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Directors and the Custodian are satisfied that such procedures afford adequate safeguards for the Fund's assets. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 2.12.

5.   Actions Permitted without Express Authority

     The Custodian may in its  discretion, without express authority from the
Fund:

     1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund;

     2) surrender securities in temporary form for securities in definitive form;

     3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

     4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Board of Directors of the Fund.

6.   Evidence of Authority

     The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Directors of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Directors pursuant to the Articles of Incorporation as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

7. Duties of Custodian with Respect to the Books of Account and Calculation of Net Asset Value and Net Income

     The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Directors of the Fund to keep the books of account of the Fund and/or compute the net asset value per share of the outstanding shares of the Fund or, if directed in writing to do so by the Fund, shall itself keep such books of account and/or compute such net asset value per share. If so directed, the Custodian shall also calculate weekly the net income of the Fund as described in the Fund's currently effective prospectus and shall advise the Fund and the Transfer Agent weekly of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the weekly income of the Fund shall be made at the time or times described from time to time in the Fund's currently effective prospectus.

8.   Records

     The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

9.   Opinion of Fund's Independent Accountant

     The Custodian shall take all reasonable action, as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-2, and Form N-SAR or other annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

10.  Compensation of Custodian

     The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund and the Custodian.

11.  Responsibility of Custodian

     So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by:it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

     Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, nationalization or expropriation, imposition of currency controls or restrictions, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, acts of war or terrorism, riots, revolutions, work stoppages, natural disasters or other similar events or acts; (ii) errors by the Fund or the Investment Advisor in their instructions to the Custodian provided such instructions have been in accordance with this Contract; (iii) the insolvency of or acts or omissions by a Securities
System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge or registering or transferring securities in the name of the Custodian, the Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

     The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract.

     If the Fund requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund being liable for the payment of money or incurring liability of some other form, the Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

     If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund-fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the Fund assets to the extent necessary to obtain reimbursement.

12.  Effective Period, Termination and Amendment

     This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however that the Custodian shall not act under Section 2.10 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Directors of the Fund has approved the initial use of a particular Securities System, as required by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not act under Section 2.11 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Directors has approved the initial use of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Articles of Incorporation, and further provided, that the Fund may at any time by action of its Board of Directors (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

     Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

13.  Successor Custodian

     If a successor custodian shall be appointed by the Board of Directors of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities then held by it hereunder and shall transfer to an account of the successor custodian all of the Fund's securities held in a Securities System.

     If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Directors of the Fund, deliver at the office of the Custodian and transfer such securities. funds and other properties in accordance with such vote.

     In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Directors shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the Custodian relative thereto and all other property held by it under this Contract and to transfer to an account of such successor custodian all of the Fund's securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

     In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Directors to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

14.  Interpretive and Additional Provisions

     In connection with the operation of this Contract, the Custodian and the Fund, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Articles of Incorporation of the Fund.

     No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

15.  Massachusetts Law to Apply

     This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

16.  Prior Contracts

     This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund and the Custodian relating to the custody of the Fund's assets.

17.  Reproduction of Documents

     This Contract and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

18.  Shareholder Communications Election

     Securities and Exchange Commission Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

     YES ( ) The Custodian is authorized to release the Fund's name, address, and share positions.

     NO ( ) The Custodian is not authorized to release the Fund's name, address, and share positions.

     IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 31st day of December, 1996.




ATTEST                                    ROYCE GLOBAL TRUST, INC.

_______________________		          _______________________________

ATTEST                                    STATE STREET BANK AND TRUST COMPANY


_______________________                  By ______________________________
                                         Executive Vice President



                                  Schedule A
                                  ---------


The following foreign banking institutions and foreign securities depositories have been approved by the Board of Directors of Royce Global Trust, Inc. for use as sub-custodians for the Fund's securities and other assets:

                  (Insert banks and securities depositories)

Certified:

_________________________
Fund's Authorized Officer


Date:_____________________

                                                                   Schedule A
                                                                   ---------

                                                 STATE STREET BANK AND TRUST COMPANY
                                                       GLOBAL CUSTODY NETWORK
                                                       FOR MUTUAL FUND CLIENTS
                                                                1997

COUNTRY                               SUBCUSTODIAN                                CENTRAL DEPOSITORY
Argentina                             Citibank, N.A.                              Caja de Valores S.A.
Australia                             Westpac Banking                             Austraclear Limited;
                                      Corporation
                                                                                  Reserve Bank lnformation and
                                                                                  Transfer System (RITS)
Austria                               GiroCredit Bank                             Otesterreichische
                                      Aktiengesellschaft                          Kontrollbank AG
                                      der Sparkassen                              (Wertpapiersammelbank Division)
Bangladesh                            Standard Chartered Bank                     None
Belgium                               Generale Bank                               Caisse Interprofessionnelle
                                                                                  de Depots et de Virements
                                                                                  de Titres S.A.  (CIK);

                                                                                  Banque Nationale de Belgique
Botswana                              Barclays Bank of Botswana Limited           None
Brazil                                Citibank, N.A.                              Bolsa de Valores de Sao Paulo
(Bovespa);                                                                        (Bovespa);

                                                                                  Banco Central do Brasil,
                                                                                  Systema Especial de Liquida ao
                                                                                  e Custodia (SELIC)
Canada                                Canada Trustco                              The Canadian Depository
                                      Mortgage Company                            for Securities Limited (CDS)
Chile                                 Citibank, N.A.                              None
People's Republic of China            The Hong Kong and Shanghai                  Shanghai Securities Central
                                      Banking Corporation Limited,                Clearing and Registration
                                      Shanghai and Shenzhen branches              Corporation (SSCCRC);

                                                                                  Shenzhen Securities Central
                                                                                  Clearing Co., Ltd. (SSCC)
Colombia                              Cititrust Colombia S.A.                     None
                                      Sociedad Fiduciaria
Cyprus                                Barclays Bank PLC                           None
                                      Cyprus Offshore Banking Unit
Czech Republic                        Ceskoslovenska Obchodni                     Stredisko Cennych Papiru  (SCP);
                                      Banka A.S.
                                                                                  Czech National Bank (CNB)
Denmark                               Den Danske Bank                             Vaerdipapircentralen -
                                                                                  The Danish Securities
                                                                                  Center (VP)
Ecuador                               Citibank, N.A.                              None
Egypt                                 National Bank of Egypt                      None


                                                 STATE STREET BANK AND TRUST COMPANY
                                                       GLOBAL CUSTODY NETWORK
                                                       FOR MUTUAL FUND CLIENTS
                                                                1997

COUNTRY                               SUBCUSTODIAN                                CENTRAL DEPOSITORY
Finland                               Merita Bank Limited                         The Central Share Register of
                                                                                  Finland
France                                Banque Paribas                              Societe Interprofessionnelle
                                                                                  pour la Compensation des
                                                                                  Valeurs Mobili res (SICOVAM);

                                                                                  Banque de France,
                                                                                  Saturne System
Germany                               Dresdner Bank A.G.                          The Deutscher Kassenverein AG
Ghana                                 Barclays Bank of Ghana Limited              None
Greece S.A.                           National Bank of                            The Central Securities Depository
                                      Greece S.A.                                 (Apothetirion Titlon A.E.)
Hong Kong                             Standard Chartered Bank                     The Central Clearing and
                                                                                  Settlement System (CCASS)
Hungary                               Citibank Budapest Rt.                       The Central Depository and Clearing
                                                                                  House (Budapest) Ltd.
                                                                                  (KELER Ltd.)
India                                 Deutsche Bank AG                            None

                                      The Hongkong and Shanghai
                                      Banking Corporation Limited
Indonesia                             Standard Chartered Bank                     None
Ireland                               Bank of Ireland                             None;

                                                                                  The Central Bank of Ireland,
                                                                                  The Gilt Settlement Office (GSO)
Israel                                Bank Hapoalim B.M.                          The Clearing House of the
                                                                                  Tel Aviv Stock Exchange
Italy                                 Banque Paribas                              Monte Titoli S.p.A.;

                                                                                  Banca d'Italia
Ivory Coast                           Soci t  G n rale de Banques                 None
                                      en C te d'Ivoire
Japan                                 The Daiwa Bank, Limited                     Japan Securities Depository Center
                                                                                  (JASDEC);

                                                                                  Bank of Japan Net System
                                      The Fuji Bank, Limited                      Japan Securities Depository Center
                                                                                  (JASDEC);

                                                                                  Bank of Japan Net System
Japan                                 The Sumitomo Trust                          Japan Securities Depostiory Center (JASDEC);
                                      & Banking Co., Ltd.
                                                                                  Bank of Japan Net System
Jordan                                The British Bank of the Middle East         None


                                                 STATE STREET BANK AND TRUST COMPANY
                                                       GLOBAL CUSTODY NETWORK
                                                       FOR MUTUAL FUND CLIENTS
                                                                1997

COUNTRY                               SUBCUSTODIAN                                CENTRAL DEPOSITORY
Kenya                                 Barclays Bank of Kenya Limited              None
Republic of Korea                     SEOULBANK                                   Korea Securities Depository (KSD)
Malaysia                              Standard Chartered Bank                     Malaysian Central Depository Sdn.
                                      Malaysia Berhad                             Bhd. (MCD)
Mauritius                             The HongKong and Shanghai                   None
                                      Banking Corporation Limited
Mexico                                Citibank Mexico, S.A.                       S.D.  INDEVAL, S.A.  de C.V.
                                                                                  (Instituto para el Dep sito de
                                                                                  Valores);

                                                                                  Banco de M xico
Morocco                               Banque Commerciale du Maroc                 None
Netherlands                           MeesPierson N.V.                            Nederlands Centraal
                                                                                  Instituut voor Giraal
                                                                                  Effectenverkeer B.V.
                                                                                  (NECIGEF)
New Zealand                           ANZ Banking Group                           New Zealand Central Securities
                                      (New Zealand) Limited                       Depository Limited (NZCSD)
Norway                                Christiania Bank og                         Verdipapirsentralen -
                                      Kreditkasse                                 The Norwegian Registry
                                                                                  of Securities (VPS)
Pakistan                              Deutsche Bank AG                            None
Peru                                  Citibank, N.A.                              Caja de Valores (CAVAL)
Philippines                           Standard Chartered Bank                     None
Poland                                Citibank Poland S.A.                        The National Depository
                                                                                  of Securities (Centrum
                                                                                  Krajowy Depozytu
                                                                                  Papierow Wartos'ciowych)
Portugal                              Banco Comercial Portugues                   Central de Valores
                                                                                  Mobili rios (Central)
Russia                                Credit Suisse, Zurich via                   None
                                      -Credit Suisse (Moscow) Limited
Singapore                             The Development Bank                        The Central Depository
                                      of Singapore Ltd.                           (Pte) Limited (CDP)
Slovak Republic                        eskoslovensk  Obchadn                      Stredisko cenn ch
                                                                                  papierov (SCP);

                                                                                  National Bank of Slovakia
South Africa                          Standard Bank of                            The Central Depository Limited
                                      South Africa Limited
Spain                                 Banco Santander, S.A.                       Servicio de Compensacion y
                                                                                  Liquidacion de Valores (SCLV);

                                                                                  Banco de Espana,
                                                                                  Anotaciones en Cuenta


                                                 STATE STREET BANK AND TRUST COMPANY
                                                       GLOBAL CUSTODY NETWORK
                                                       FOR MUTUAL FUND CLIENTS
                                                                1997

COUNTRY                               SUBCUSTODIAN                                CENTRAL DEPOSITORY
Sri Lanka                             The Hongkong and Shanghai                   The Central Depository
                                      Banking Corporation Limited                 System (Pvt) Limited
Swaziland                             Barclays Bank of Swaziland Limited          None
Sweden                                Skandinaviska Enskilda                      Vardepapperscentralen VPC AB -
                                      Banken                                      The Swedish Central Securities
                                                                                  Depository
Switzerland                           Union Bank of Switzerland                   Schweizerische Effekten -
                                                                                  Giro AG (SEGA)
Taiwan-R.O.C.                         Central Trust of China                      The Taiwan Securities
                                                                                  Central Depository
                                                                                  Company, Ltd. (TSCD)
Thailand                              Standard Chartered Bank                     Thailand Securities Depository
                                                                                  Company Limited (TSD)
Turkey                                Citibank, N.A.                              Takas ve Saklama Bankasi A.S.
                                                                                  (TAKASBANK)

                                                                                  Central Bank of Turkey
United Kingdom                        State Street Bank and                       None;
                                      Trust Company
                                                                                  The Bank of England,
                                                                                  The Central Gilts Office (CGO);
                                                                                  The Central Moneymarkets Office
                                                                                  (CMO)
Uruguay                               Citibank, N.A.                              None
Venezuela                             Citibank, N.A.                              None
Zambia                                Barclays Bank of Zambia Limited             Lusaka Central Depository (LCD)
Zimbabwe                              Barclays Bank of Zirnbabwe Lirnited         None



Euroclear (The Euroclear System)/ State Street London Limited
Cedel (Cedel Bank soci t  anonyme)/ State Street London Limited



                                                                    EXHIBIT 1


                            SUBCUSTODIAN AGREEMENT
                            ----------------------

    AGREEMENT made this _____ day of _________________, 19__, between State Street Bank and Trust Company, a Massachusetts trust company (hereinafter referred to as the "Custodian"), having its principal place of business at 225 Franklin Street, Boston, MA, and (hereinafter referred to as the "Subcustodian"), a organized under the laws of and having an office at

    WHEREAS, Custodian has been appointed to act as Trustee, Custodian or Subcustodian of securities and monies on behalf of certain of its customers including, without limitation, collective investment undertakings, investment companies subject to the U.S. Investment Company Act of 1940, as amended, and employee benefit plans subject to the U.S. Employee Retirement Income Security Act of 1974, as amended;

    WHEREAS, Custodian wishes to establish Account (the "Account") with the Subcustodian to hold and maintain certain property for which Custodian is responsible as custodian; and

    WHEREAS, Subcustodian agrees to establish the Account and to hold and maintain all Property in the Account in accordance with the terms and conditions herein set forth.

    NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained. the Custodian and the Subcustodian agree as follows:
I.  The Account

    A.  Establishment  of  the  Account.    Custodian  hereby  requests  that
Subcustodian establish for each client of the Custodian an Account which shall be composed of:

        1. A Custody Account for any and all Securities (as hereinafter defined) from time to time received by Subcustodian therefor, and

        2. A Deposit Account for any and all Cash (as hereinafter defined) from time to time received by Subcustodian therefor.

    B. Use of the Account. The Account shall be used exclusively to hold, acquire, transfer or otherwise care for, on behalf of Custodian as custodian and the customers of Custodian and not for Custodian's own interest, Securities and such Cash or cash equivalents as are transferred to Subcustodian or as are received in payment of any transfer of, or as payment on, or interest on. or dividend from, any such Securities (herein collectively called "Cash").
    C. Transfer of Property in the Account. Beneficial ownership of the Securities and Cash in the Account shall be freely transferable without payment of money or value other than for safe custody and administration.

    D. Ownership and Segregation of Property in the Account. The ownership of the property in the Account, whether Securities, Cash or both, and whether any such property is held by Subcustodian in an Eligible Depository, shall be clearly recorded on Subcustodian's books as belonging to Custodian on behalf of Custodian's customers, and not for Custodian's own interest and, to the extent that Securities are physically held in the Account, such Securities shall also be physically segregated from the general assets of Subcustodian, the assets of Custodian in its individual capacity and the assets of Subcustodian's other customers. In addition, Subcustodian shall maintain such other records as may be necessary to identify the property hereunder as belonging to each Account.

    E. Registration of Securities in the Account. Securities which are eligible for deposit in a depository as provided for in Paragraph m may be maintained with the depository in an account for Subcustodian's customers. Securities which are not held in a depository and that are ordinarily held in registered form will be registered in the name of Subcustodian or in the name of Subcustodian's nominee, unless alternate Instructions are furnished by Custodian.

II. Services to Be Provided By the Subcustodian

    The services Subcustodian will provide to Custodian and the manner in which suchservices will beperformed willbe asset forth belowin thisAgreement.

    A. Services Performed Pursuant to Instructions. All transactions involving the Securities and Cash in the Account shall be executed solely in accordance with Custodian's Instructions as that term is defined in Paragraph VI hereof, except those described in paragraph B below.

    B.  Services to  Be Performed Without  Instructions.   Subcustodian will,
unless it receives Instructions from Custodian to the contrary:

        1.   Collect  Cash.    Promptly  collect  and  receive  all dividends,
income, principal, proceeds from transfer and other payments with respect to property held in the Account, and present for payment all Securities held in the Account which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentations and credit Cash receipts therefrom to the Deposit Account.

        2.   Exchange  Securities.   Promptly  exchange  Securities where  the
exchange is purely ministerial including, without limitation, the exchange of temporary Securities for those in definitive form and the exchange of warrants, or other documents of entitlement to Securities, for the Securities themselves.

        3. Sale of Rights and Fractional Interests. Whenever notification of a rights entitlement or a fractional interest resulting from a rights issue, stock dividend or stock split is received for the Account and such
rights  entitlement  or   fractional  interest  bears  an   expiration  date,
Subcustodian will promptly endeavor to obtain Custodian's Instructions, but should these not be received in time for Subcustodian to take timely action, Subcustodian is authorized to sell such rights entitlement or fractional interest and to credit the Account.

        4.   Execute  Certificates.    Execute  in  Custodian's  name  for the
Account, whenever Subcustodian deems it appropriate, such ownership and other certificates as may be required to obtain the payment of income from the Securities held in the account.

        5. Pay Taxes and Receive Refunds. To pay or cause to be paid from the Account any and all taxes and levies in the nature of taxes imposed on the property in the Account by any governmental authority, and to take all steps necessary to obtain all tax exemptions, privileges or other benefits, including reclaiming and recovering any foreign withholding tax, relating to the Account and to execute any declaration, affidavits, or certificates of ownership which may be necessary in connection therewith.

        6. Prevent Losses. Take such steps as may be reasonably necessary to secure or otherwise prevent the loss of, entitlements attached to or otherwise relating to property held in the Account.

    C.  Additional Services.

    1. Transmission of Notices of Corporate Action. By such means as will permit Custodian to take timely action with respect thereto, Subcustodian will promptly notify Custodian upon receiving notices or reports, or otherwise becoming aware, of corporate action affecting Securities held in the Account (including, but not limited to, calls for redemption, mergers, consolidations, reorganizations, recapitalizations, tender offers, rights offerings, exchanges, subscriptions and other offerings) and dividend, interest and other income payments relating to

    2. Communications Regarding the Exercise of Entitlements. Upon request by Custodian, Subcustodian will promptly deliver, or cause any Eligible Depository authorized and acting hereunder to deliver, to Custodian all notices, proxies, proxy soliciting materials and other communications that call for voting or the exercise of rights or other specific action (including material relative to legal proceedings intended to be transmitted to security holders) relating to Securities held in the Account to the extent received by Subcustodian or said Eligible Depository, such proxies or any voting instruments to be executed by the registered holder of the Securities, but without indicating the manner in which such Securities are to be voted.

    3. Monitor Financial Service. In furtherance of its obligations under this Agreement, Subcustodian will monitor a leading financial service with respect to announcements and other information respecting property held in the Account, including announcements and other information with respect to corporate actions and dividend, interest a~nd other income payments.


III.    Use of Securities Depository

Subcustodian may, with the prior written approval of Custodian, maintain all or any part of the Securities in the Account with a securities depository or clearing agency which is incorporated or organized under the laws of a country other than the United States of America and is supervised or regulated by a government agency or regulatory authority in the foreign jurisdiction having authority over such depositories or agencies, and which operates (a) the central system for handling of designated securities or equivalent book entries in _________________, or (b) a transnational system for the central handling of securities or equivalent book entries (herein called "Eligible Depository"), provided however, that, while so maintained, such Securities shall be subject only to the directions of Subcustodian, and that Subcustodian duties, obligations and responsibilities with regard to such Securities shall be the same as if such Securities were held by Subcustodian on its premises.

IV. Claims Against Property in the Account

    The property in the account shall not be subject to any right, charge, security interest, lien or claim of any kind (collectively "Charges") in favor of Subcustodian or any Eligible Depository or any creditor of Subcustodian or of any Eligible Depository except a claim for payment for such property's safe custody or administration in accordance with the terms of this Agreement. Subcustodian will immediately notify Custodian of any attempt by any party to assert any Charge against the property held in the Account and shall take all lawful actions to protect such property from such Charges until Custodian has had a reasonable time to respond to such notice.

V.  Subcustodian's Warranty

Subcustodian represents and warrants that:

    A. It is a branch of a "qualified U.S. bank" or an "eligible foreign custodian" as those terms are defined in Rule 17f-5 of the Investment Company Act of 1940, a copy of which is attached hereto as Attachment A (the "Rule"), and Subcustodian shall immediately notify Custodian, in writing or by other authorized means, in the event that there appears to be a substantial likelihood that Subcustodian will cease to qualify under the Rule as currently in effect or as hereafter amended, or

    B. It is the subject of an exemptive order issued by the United States Securities and Exchange Commission which order permits Custodian to employ Subcustodian notwithstanding the fact that Subcustodian fails to qualify under the terms of the Rule, and Subcustodian shall immediately notify Custodian, in writing or by other authorized means, if for any reason it is no longer covered by such exemptive order.

Upon receipt of any such notification required under (A) or (B) of this section, Custodian may terminate this Agreement immediately without prior notice to Subcustodian.

VI. Definitions

    A.  Instructions.  The term "Instructions" means:

        1.   instructions   in  writing   signed  by   authorized  individuals
designated as such by Custodian;

        2.   telex or tested telex instructions of Custodian;

        3. other forms of instructions in computer readable form as shall customarily be used for the transmission of like information, and

        4. such other forms of communication as from time to time may be agreed upon by Custodian and Subcustodian, which Subcustodian believes in good faith to have been given by Custodian or which are transmitted with proper testing or authentication pursuant to terms and conditions which Custodian may specify.

Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded. Subcustodian shall act in accordance with Instructions and shall not be liable for any act or omission in respect of any Instruction except in the case of willful default, negligence, fraud, bad faith, willful misconduct, or reckless disregard of duties on the part of Subcustodian. Subcustodian in executing all Instructions will take relevant action in accordance with accepted industry practice and local settlement practice.

    B. Account. The term "Account" means collectively the Custody Account, and the Deposit Account.

    C. Securities. The term "Securities" includes, without limitation, stocks, shares, bonds, debentures, debt securities (convertible or non-convertible), notes, or other obligations or securities and any certificates, receipts, futures contracts, foreign exchange contracts, options, warrants, scrip or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets.

VII.    Miscellaneous Provisions

    A. Statements Regarding the Account. Subcustodian will supply Custodian with such statements regarding the Account as Custodian may request, including the identity and location of any Eligible Depository authorized and acting hereunder. In addition, Subcustodian will supply Custodian an advice or notification of any transfers of Securities to or from the Account indicating, as to Securities acquired for the Account, if applicable, the Eligible Depository having physical possession of such Securities.

    B. Examination of Books and Records. Subcustodian agrees that its books and records relating to the Account and Subcustodian's actions under this Agreement shall be open to the physical, on-premises inspection and audit at reasonable times by officers of, auditors employed by or other representatives of Custodian including (to the extent permitted under the law of _________________ the independent public accountants for any customer of Custodian whose property is being held hereunder and such books and records shall be retained for such period as shall be agreed upon by Custodian and Subcustodian.

As Custodian may reasonably request from time to time, Subcustodian will furnish its auditor's reports on its system of internal controls, and Subcustodian will use its best efforts to obtain and furnish similar reports of any Eligible Depository authorized and acting hereunder.

    C. Standard of Care. In holding, maintaining, servicing and disposing of Property under this Agreement, and in fulfilling any other obligations hereunder, Subcustodian shall exercise the same standard of care that it exercises over its own assets, provided that Subcustodian shall exercise at least the degree of care and maintain adequate insurance as expected of a prudent professional Subcustodian for hire and shall assume the burden of proving that it has exercised such care in its maintenance of Property held by Subcustodian in its Account. The maintenance of the Property in an Eligible Depository shall not affect Subcustodian's standard of care, and Subcustodian will remain as fully responsible for any loss or damage to such securities as if it had itself retained physical possession of them. Subcustodian shall also indemnify and hold harmless Custodian and each of Custodian's customers from and against any loss, damage, cost, expense, liability or claim (including reasonable attorney's fees) arising out of or in connection with the improper or negligent performance or the nonperformance of the duties of Subcustodian.

Subcustodian shall be responsible for complying with all provisions of the law of _________________, or any other law, applicable to Subcustodian in connection with its duties hereunder, including (but not limited to) the payment of all transfer taxes or other taxes and compliance with any currency restrictions and securities laws in connection with its duties as Subcustodian.

    D. Loss of Cash or Securities. Subcustodian agrees that, in the even of any loss of Securities or Cash in the Account, Subcustodian will use its best efforts to ascertain the circumstances relating to such loss and will promptly report the same to Custodian and shall use every legal means available to it to effect the quickest possible recovery.

    E. Compensation of Subcustodian. Custodian agrees to pay to Subcustodian from time to time such compensation for its services and such out-of-pocket or incidental expenses of Subcustodian pursuant to this Agreement as may be mutually agreed upon in writing from time to time.

    F. Operating Requirements. The Subcustodian agrees to follow such Operating Requirements as the Custodian may establish from time to time. A copy of the current Operating Requirements is attached as Attachment B to this Agreement.

    G. Termination. This Agreement may be terminated by Subcustodian or Custodian on 60 days' written notice to the other party, sent by registered mail, provided that any such notice, whether given-by Subcustodian or Custodian, shall be followed within 60 days by Instructions specifying the names of the persons to whom Subcustodian shall deliver the Securities in the Account and to whom the Cash in the account shall be paid. If within 60 days following the giving of such notice of termination, Subcustodian does not receive such Instructions, Subcustodian shall continue to hold such Securities and Cash subject to this Agreement until such Instructions are given. The obligations of the parties under this Agreement shall survive the termination of this Agreement.

    H. Notices. Unless otherwise specified in this Agreement, all notices and communications with respect to matters contemplated by this Agreement shall be in writing, and delivered by mail, postage prepaid, telex, SWIFT, or other mutually agreed telecommunication methods to the following addresses (or to such other address as either party hereto may from time to time designate by notice duly given in accordance with this paragraph):

    To Subcustodian:



    To Custodian:    State Street Bank and Trust Company
                     Securities Operations/
                     Network Administration
                     P.O. Box 1631
                     Boston, MA  02105

    I. Confidentiality. Subcustodian and Custodian shall each use its best efforts to maintain the confidentiality of the property in the Account and the beneficial owners thereof, subject, however, to the provisions of any laws, requiring disclosure. In addition, Subcustodian shall safeguard any test keys, identification codes or other security devices which Custodian shall make-available to it. The Subcustodian further agrees it will not disclose the existence of this Agreement or any current business relationship unless compelled by applicable law or regulation or unless it has secured the Custodian's written consent.

    J. Assignment. This Agreement shall not be assignable by either party but shall bind any successor in interest of Custodian and Subcustodian respectively.

    K. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of . To the extent inconsistent with this Agreement or Custodian's Operating Requirements as attached hereto, Subcustodian's rules and conditions regarding accounts generally or custody accounts specifically shall not apply.

CUSTODIAN: STATE STREET BANK AND TRUST COMPANY

By:_________________

Date:_______________


AGREED TO BY SUBCUSTODIAN

____________________

By:_________________

Date:_______________

             DATA ACCESS SERVICES ADDENDUM TO CUSTODIAN AGREEMENT


    AGREEMENT between  Royce Global Trust, Inc.   (the "Customer")  and State
Street Bank and Trust Company ("State Street").

                                   PREAMBLE

    WHEREAS, State Street has been appointed as custodian of certain assets of the Customer pursuant to a certain Custodian Agreement (the "Custodian
Agreement") dated as of                     , 199   ;

    WHEREAS, State Street has developed and utilizes proprietary accounting and other systems, including State Street's proprietary Multicurrency HORIZON/R/ Accounting System, in its role as custodian of the Customer, and maintains certain Customer-related data ("Customer Data") in databases under the control and ownership of State Street (the "Data Access Services"): and

    WHEREAS, State Street makes available to the Customer certain Data Access Services solely for the benefit of the Customer, and intends to provide additional services, consistent with the terms and conditions of this Agreement.


    NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other .good and valuable consideration, the parties agree as follows:

1.  SYSTEM AND DATA ACCESS SERVICES

    a. System. Subject to the terms and conditions of this Agreement, State Street hereby agrees to provide the Customer with access to State Street's Multicurrency HORIZONR Accounting System and the other information systems (collectively, the "System") as described in Attachment A, on a remote basis for the purpose of obtaining reports, solely on computer hardware, system software and telecommunication links, as listed in Attachment B (the "Designated Configuration") of the Customer, or certain third parties approved by State Street that serve as investment advisors or investment managers (the "Investment Advisor") or independent auditors (the "Independent Auditors") of the Customer and solely with respect to the Customer or on any designated substitute or back-up equipment configuration with State Street's written consent, such consent not to be unreasonably withheld.

    b. Data Access Services. State Street agrees to make available to the Customer the Data Access Services subJect to the terms and conditions of this Agreement and data access operating standards and procedures as may be issued by State Street from time to time. The ability of the Customer to originate electronic instructions to State Street on behalf of the Customer in order to
(i) effect the transfer or movement of cash or securities held under custody by State Street or (ii) transmit accounting or other information (such transactions are referred to herein as "Client Originated Electronic Financial Instructions"), and (iii) access data for the purpose of reporting and analysis, shall be deemed to be Data Access Services for purposes of this Agreement.

    c. Additional Services. State Street may from time to time agree to make available to the Customer additional Systems that are not described in the attachments to this Agreement. In the absence of any other written agreement concerning such additional systems, the term "System" shall include, and this Agreement shall govern, the Customer's access to and use of any additional System made available by State Street and/or accessed by the Customer.

2.  NO USE OF THIRD PARTY SYSTEMS-LEVEL SOFTWARE

    State Street and the Customer acknowledge that in connection with the Data Access Services provided under this Agreement, the Customer will have access, through the Data Access Services, to Customer Data and to functions of State Street's proprietary systems; provided, however that in no event will the Customer have direct access to any third party systems-level software that retrieves data for, stores data from, or otherwise supports the System.

3.  LIM1TATION ON SCOPE OF USE

    a. Designated Equipment: Designated Location. The System and the Data Access Services shall be used and accessed solely on and through the Designated Configuration at the offices of the Customer or the Investment Advisor or Independent Auditor located in New York, New York ("Designated Location").

    b. Designated Configuration: Trained Personnel. State Street shall be responsible for supplying, installing and maintaining the Designated Configuration at the Designated Location. State Street and the Customer agree that each will engage or retain the services of trained personnel to enable both parties to perform their respective obligations under this Agreement. State Street agrees to use commercially reasonable efforts to maintain the System so that it remains serviceable, provided, however, that State Street does not guarantee or assure uninterrupted remote access use of the System.

    c. Scope of Use. The Customer will use the System and the Data Access Services only for the processing of securities transactions, the keeping of books of account for the Customer and accessing data for purposes of reporting and analysis. The Customer shall not, and shall cause its employees and agents not to (i) permit any third party to use the System or the Data Access Services, (ii) sell, rent, license or otherwise use the System or the Data Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Agreement,
(iii) use the System or the Data Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street,
(iv) allow access to the System or the Data Access Services through terminals or any other computer or telecommunications facilities located outside the Designated Locations, (v) allow or cause any information (other than portfolio holdings, valuations of portfolio holdings, and other information reasonably necessary for the management or distribution of the assets of the Customer) transmitted from State Street's databases, including data from third party sources, available through use of the System or the Data Access Services to be redistributed or retransmitted to another computer, terminal or other device for other than use for or on behalf of the Customer or
(vi) modify the System in any way, including without limitation, developing any software for or attaching any devices or computer programs to any equipment, system, software or database which forms a part of or is resident on the Designated Configuration.

    d. Other Locations. Except in the event of an emergency or of a planned System shutdown, the Customer's access to services performed by the System or to Data Access Services at the Designated Location may be transferred to a different location only upon the prior written consent of State Street. In the event of an emergency or System shutdown, the Customer may use any back-up site included in the Designated Configuration or any other back-up site agreed to by State Street, which agreement will not be unreasonably withheld. The Customer may secure from State Street the right to access the System or the Data Access Services through computer and telecommunications facilities or devices complying with the Designated Configuration at additional locations only upon the prior written consent of State Street and on terms to be mutually agreed upon by the parties.

    e.  Title.    Title and  all  ownership  and proprietary  rights  to  the
System, including any enhancements or modifications thereto, whether or not made by State Street, are and shall remain with State Street.

    f. No Modification. Without the prior written consent of State Street, the Customer shall not modify, enhance or otherwise create derivative works based upon the System, nor shall the Customer reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

    g. Security Procedures. The Customer shall comply with data access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System on a remote basis and to access the Data Access Services. The Customer shall have access only to the Customer Data and authorized transactions agreed upon from time to time by State Street and, upon notice from State Street, the Customer shall discontinue remote use of the System and access to Data Access Services for any security reasons cited by State Street; provided, that, in such event, State Street shall, for a period not less than 180 days (or such other shorter period specified by the Customer) after such discontinuance, assume responsibility to provide accounting services under the terms of the Custodian Agreement.

    h. Inspections. State Street shall have the right to inspect the use of the System and the Data Access Services by the Customer and the Investment Advisor to ensure compliance with this Agreement. The on-site inspections shall be upon prior written notice to Customer and the Investment Advisor and at reasonably convenient times and frequencies so as not to result in an unreasonable disruption of the Customer's or the Investment Advisor's business.

4.  PROPRIETARY INFORMATION

    a. Proprietary Information. The Customer acknowledges and State Street represents that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation and other information made available to the Customer by State Street as part of the Data Access Services and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Customer shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The Customer agrees that it will hold such Proprietary Information in the strictest confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder. The Customer further acknowledges that State Street shall not be required to provide the Investment Advisor or the Investment Auditor with access to the System unless it has first received from the Investment Advisor and the Investment Auditor an undertaking with respect to State Street's Proprietary Information in the form of Attachment C and/or Attachment C-1 to this
Agreement. The Customer shall use all commercially reasonable efforts to assist State Street in identifying and preventing any unauthorized use, copying or disclosure of the Proprietary Information or any portions thereof or any of the logic, formats or designs contained therein.

    b. Cooperation. Without limitation of the foregoing, the Customer shall advise State Street immediately in the event the Customer learns or has reason to believe that any person to whom the Customer has given access to the Proprietary Information, or any portion thereof, has violated or intends to violate the terms of this Agreement, and the Customer will, at its expense, co-operate with State Street in seeking injunctive or other equitable relief in the name of the Customer or State Street against any such person.

    c. Injunctive Relief. The Customer acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law. In addition, State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

    d.  Survival.    The provisions  of  this  Section 4  shall  survive  the
termination of this Agreement.

5.  LIMITATION ON LIABILITY

    a. Limitation on Amount and Time for Bringing Action. The Customer agrees any liability of State Street to the Customer or any third party arising out of State Street's provision of Data Access Services or the System under this Agreement shall be limited to the amount paid by the Customer for the preceding 24 months for such services. In no event shall State Street be liable to the Customer or any other party for any special, indirect, punitive or consequential damages even if advised of the possibility of such damages. No action, regardless of form, arising out of this Agreement may be brought by the Customer more than two years after the Customer has knowledge that the cause of action has arisen.

    b.  Limited  Warranties.     NO  OTHER  WARRANTIES,  WHETHER  EXPRESS  OR
IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE MADE BY STATE STREET. IN NO EVENT WILL STATE STREET BE LIABLE TO THE CUSTOMER OR ANY OTHER PARTY FOR ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES WHICH MAY ARISE FROM THE CUSTOMER'S ACCESS TO THE SYSTEM OR USE OF INFORMATION OBTAINED THEREBY.

    c. Third-Party Data. Organizations from which State Street may obtain certain data included in the System or the Data Access Services are solely responsible for the contents of such data, and State Street shall have no liability for claims arising out of the contents of such third-party data, including, but not limited to, the accuracy thereof.

    d. Regulatory Requirements. As between State Street and the Customer, the Customer shall be solely responsible for the accuracy of any accounting statements or reports produced using the Data Access Services and the System and the conformity thereof with any requirements of law.

    e. Force Majeure. Neither party shall be liable for any costs or damages due to delay or nonperformance under this Agreement arising out of any cause or event beyond such party's control, including without limitation, cessation of services hereunder or any damages resulting therefrom to the other party, or the Customer as a result of work stoppage, power or other mechanical failure, computer virus, natural disaster, governmental action, or communication disruption.

6.  INDEMNIFICATION

    The Customer agrees to indemnify and hold State Street harmless from any loss, damage or expense including reasonable attorney's fees, (a "loss") suffered by State Street arising from (i) the negligence or willful misconduct in the use by the Customer of the Data Access Services or the System, including any loss incurred by State Street resulting from a security breach at the Designated Location or committed by the Customer's employees or agents or the Investment Advisor or the Independent Auditor and (ii) any loss resulting from incorrect Client Originated Electronic Financial Instructions. State Street shall be entitled to rely on the validity and authenticity of Client Originated Electronic Financial Instructions without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by State Street from time to time.

7.  FEES

    Fees and charges for the use of the System and the Data Access Services and related payment terms shall be as set forth in the Custody Fee Schedule in effect from time to time between the parties (the "Fee Schedule"). Any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Agreement, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street) shall be borne by the Customer. Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

8.  TRAINING, IMPLEMENTATION AND CONVERSION

    a. Training. State Street agrees to provide training, at a designated State Street training facility or at the Designated Location, to the Customer's personnel in connection with the use of the System on the Designated Configuration. The Customer agrees that it will set aside, during regular business hours or at other times agreed upon by both parties, suff1cient time to enable all operators of the System and the Data Access Services, designated by the Customer. to receive the training offered by State Street pursuant to this Agreement.

    b. Installation and Conversion. State Street shall be responsible for the technical installation and conversion ("Installation and Conversion") of the Designated Configuration. The Customer shall have the following responsibilities in connection with Installation and Conversion of the
System:

    (i) The Customer shall be solely responsible for the timely acquisition and maintenance of the hardware and software that attach to the Designated Configuration in order to use the Data Access Services at the Designated Location.

    (ii) State Street and the Customer each agree that they will assign qualified personnel to actively participate during the Installation and Conversion phase of the System implementation to enable both parties to perform their respective obligations under this Agreement.

9.  SUPPORT

    During the term of this Agreement, State Street agrees to provide the support services set out in Attachment D to this Agreement.

10. TERM OF AGREEMENT

    a.  Term of  Agreement.   This Agreement  shall become  effective on  the
date of its execution by State Street and shall remain in full force and effect until terminated as herein provided.

    b.  Termination of Agreement.  Either  party may terminate this Agreement
(i) for any reason by giving the other party at least one-hundred and eighty days' prior written notice in the case of notice of termination by State Street to the Customer or thirty days ' notice in the case of notice from the Customer to State Street of termination; or (ii) immediately for failure of the other party to comply with any material term and condition of the Agreement by giving the other party written notice of termination. In the event the Customer shall cease doing business, shall become subject to proceedings under the bankruptcy laws (other than a petition for reorganization or similar proceeding) or shall be adjudicated bankrupt, this Agreement and the rights granted hereunder shall, at the option of State Street, immediately terminate with notice to the Customer. This Agreement shall in any event terminate as to any Customer within 90 days after the termination of the Custodian Agreement applicable to such Customer.

    c. Termination of the Right to Use. Upon termination of this Agreement for any reason, any right to use the System and access to the Data Access Services shall terminate and the Customer shall immediately cease use of the System and the Data Access Services. Immediately upon termination of this Agreement for any reason, the Customer shall return to State Street all copies of documentation and other Proprietary Information in its possession; provided, however, that in the event that either party terminates this Agreement or the Custodian Agreement for any reason other than the Customer's breach, State Street shall provide the Data Access Services for a period of time and at a price to be agreed upon by the parties.

11. MISCELLANEOUS

    a. Assignment: Successors. This Agreement and the rights and obligations of the Customer and State Street hereunder shall not be assigned by either party without the prior written consent of the other party, except that State Street may assign this Agreement to a successor of all or a substantial portion of its business, or to a party controlling, controlled by, or under common control with State Street.

    b. Survival. All provisions regarding indemnification, warranty, liability and limits thereon, and confidentiality and/or protection of proprietary rights and trade secrets shall survive the termination of this Agreement.

    c. Entire Agreement. This Agreement and the attachments hereto constitute the entire understanding of the parties hereto with respect to the Data Access Services and the use of the System and supersedes any and all prior or contemporaneous representations or agreements, whether oral or written, between the parties as such may relate to the Data Access Services or the System, and cannot be modified or altered except in a writing duly executed by the parties. This Agreement is not intended to supersede or modify the duties and liabilities of the parties hereto under the Custodian Agreement or any other agreement between the parties hereto except to the extent that any such agreement specifically refers to the Data Access Services or the System. No single waiver or any right hereunder shall be deemed to be a continuing waiver.

    d.  Severability.    If any  provision  or provisions  of this  Agreement
shall be held to be invalid, unlawful, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

    e. Governing Law. This Agreement shall be interpreted and construed in accordance with the internal laws of The Commonwealth of Massachusetts without regard to the conflict of laws provisions thereof.



IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the date hereof.




                                   STATE STREET BANK AND TRUST COMPANY


                                   By: ____________________________
                                       Executive Vice President

                                   Title: _________________________


                                   Date: __________________________


                                   ROYCE GLOBAL TRUST, INC.


                                   By: ____________________________
                                       Executive Vice President

                                   Title: _________________________


                                   Date: __________________________



                                 ATTACHMENT A


                  Multicurrency HORIZON/R/ Accounting System
                          System Product Description


I. The Multicurrency HORIZON/R/ Accounting System is designed to provide lot level portfolio and general ledger accounting for SEC and ERISA type requirements and includes the following services: 1) recording of general ledger entries; 2) calculation of daily income and expense; 3) reconciliation of daily activity with the trial balance, and 4) appropriate automated feeding mechanisms to (i) domestic and international settlement systems, (ii) daily, weeKly and monthly evaluation services, (iii) portfolio performance and analytic services, (iv) customer's internal computing systems and (v) various State Street provided information services products.

II. GlobalQuest/R/ GlobalQuest/R/ is designed to provide customer access to the following information maintained on The Multicurrency HORIZON/R/ Accounting System: 1) cash transactions and balances; 2) purchases and sales;
3) income receivables; 4) tax  refund receivables; 5) daily priced positions;
6) open trades; 7) settlement status; 8) foreign exchange transactions; 9) trade history; and 10) daily, weekly and monthly evaluation services.

Attachment B


                                                   Advisor

                                               QUEST ADVISORY
                                                 CORPORATION




                                           (INSERT GRAPHICS)




             Software is installed for access.
             Click on icon for access.






Royce Global Trust, Inc.
DIAL UP ACCESS
CONFIGURATION


                                 ATTACHMENT C

                                 Undertaking


     The undersigned understands that in the course of its employment as Investment Advisor to Royce Global Trust, Inc. (the "Customer") it will have access to State Street Bank and Trust Company's ("State Street") Multicurrency HORIZON Accounting System and other information systems (collectively, the "System").

     The undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation, and other information made available to the Undersigned by State Street as part of the Data Access Services provided to the Customer and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The Undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

     The Undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data, or through unauthorized deletion.

     Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the Undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.


                    QUEST ADVISORY CORPORATION

                    By:  ________________________________________________

                    Title:  _____________________________________________

                    Date:  ______________________________________________


                                ATTACHMENT C-1

                                 Undertaking

     The undersigned understands that in the course of its employment as Independent Auditor to Royce Global Trust, Inc. (the "Customer") it will have access to State Street Bank and Trust Company's ("State Street") Multicurrency HORIZON Accounting System and other information systems (collectively, the "System").

     The undersigned acknowledges that the System and the databases, computer programs, screen formats, report formats, interactive design techniques, documentation, and other information made available to the Undersigned by State Street as part of the Data Access Services provided to the Customer and through the use of the System constitute copyrighted, trade secret, or other proprietary information of substantial value to State Street. Any and all such information provided by State Street to the Undersigned shall be deemed proprietary and confidential information of State Street (hereinafter "Proprietary Information"). The Undersigned agrees that it will hold such Proprietary Information in confidence and secure and protect it in a manner consistent with its own procedures for the protection of its own confidential information and to take appropriate action by instruction or agreement with its employees who are permitted access to the Proprietary Information to satisfy its obligations hereunder.

     The Undersigned will not attempt to intercept data, gain access to data in transmission, or attempt entry into any system or files for which it is not authorized. It will not intentionally adversely affect the integrity of the System through the introduction of unauthorized code or data or through unauthorized deletion.

     Upon notice by State Street for any reason, any right to use the System and access to the Data Access Services shall terminate and the Undersigned shall immediately cease use of the System and the Data Access Services. Immediately upon notice by State Street for any reason, the Undersigned shall return to State Street all copies of documentation and other Proprietary Information in its possession.


                         Independent Auditor

                         By:  ______________________________________________

                         Title:  ___________________________________________

                         Date:  ____________________________________________



                                 ATTACHMENT D
                                   Support

    During the term of this Agreement, State Street agrees to provide the following ongoing support services:

    a. Telephone Support. The Customer Designated Persons may contact State Street's HORIZON Help Desk and Customer Assistance Center between the hours of 8 a.m. and 6 p.m. (Eastern time) on all business days for the purpose of obtaining answers to questions about the use of the System, or to report apparent problems with the System. From time to time, the Customer shall provide to State Street a list of persons, not to exceed five in number, who shall be permitted to contact State Street for assistance (such persons being referred to as the Customer Designated Persons").

    b. Technical Support. State Street will provide technical support to assist the Customer in using the System and the Data Access Services. The total amount of technical support provided by State Street shall not exceed 10 resource days per year. State Street shall provide such additional technical support as is expressly set forth in the fee schedule in effect from time to time between the parties (the "Fee Schedule"). Technical support, including during installation and testing, is subject to the fees and other terms set forth in the Fee Schedule.

    c. Maintenance Support. State Street shall use commercially reasonable efforts to correct system functions that do not work according to the System Product Description as set forth on Attachment A in priority order in the next scheduled delivery release or otherwise as soon as is practicable.

    d. System Enhancements. State Street will provide to the Customer any enhancements to the System developed by State Street and made a part of the System; provided that, sixty (60) days prior to installing any such enhancement, State Street shall notify the Customer and shall offer the Customer reasonable training on the enhancement. Charges for system enhancements shall be as provided in the Fee Schedule. State Street retains the right to charge for related systems or products that may be developed and separately made available for use other than through the System.

    e. Custom Modifications. In the event the Customer desires custom modifications in connection with its use of the System, the Customer shall make a written request to State Street providing specifications for the desired modification. Any custom modifications may be undertaken by State Street in its sole discretion in accordance with the Fee Schedule.

    f. Limitation on Support. State Street shall have no obligation to support the Customer's use of the System: (i) for use on any computer equipment or telecommunication facilities which does not conform to the Designated Configuration or (ii) in the event the Customer has modified the System in breach of this Agreement.


                              TABLE OF CONTENTS

                                                                         Page
                                                                         ----


CUSTODIAN CONTRACT  . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

1.   Employment of Custodian and Property to be Held by It  . . . . . . .   5

2.   Duties of the  Custodian with Respect to Property  of the Fund Held
     By the Custodian in the United States  . . . . . . . . . . . . . . .   5
     2.1  Holding Securities  . . . . . . . . . . . . . . . . . . . . . .   5
     2.2  Delivery of Securities  . . . . . . . . . . . . . . . . . . . .   6
     2.3  Registration of Securities  . . . . . . . . . . . . . . . . . .   8
     2.4  Bank Accounts . . . . . . . . . . . . . . . . . . . . . . . . .   8
     2.5  Availability of Federal Funds . . . . . . . . . . . . . . . . .   8
     2.6  Collection of Income  . . . . . . . . . . . . . . . . . . . . .   9
     2.7  Payment of Fund Monies  . . . . . . . . . . . . . . . . . . . .   9
     2.8  Liability  for Payment  in Advance  of  Receipt of  Securities
          Purchased . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     2.9  Appointment of Agents . . . . . . . . . . . . . . . . . . . . .  10
     2.10 Deposit of Fund Assets in U.S. Securities Systems . . . . . . .  11
     2.12 Segregated Account  . . . . . . . . . . . . . . . . . . . . . .  13
     2.13 Ownership Certificates for Tax Purposes . . . . . . . . . . . .  13
     2.14 Proxies . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     2.15 Communications Relating to Fund Securities  . . . . . . . . . .  13
     2.16 Reports to Fund by Independent Public Accountants . . . . . . .  14

3.   Duties of the  Custodian with Respect to Property of  the Fund Held
     Outside of the United  States  . . . . . . . . . . . . . . . . . . .  14
     3.1  Appointment of Foreign Sub-Custodians . . . . . . . . . . . . .  14
     3.2  Assets to be Held . . . . . . . . . . . . . . . . . . . . . . .  14

3.3  Foreign Securities Systems . . . . . . . . . . . . . . . . . . . . .  15
     3.4  Holding Securities  . . . . . . . . . . . . . . . . . . . . . .  15
     3.5  Agreements with Foreign Banking Institutions  . . . . . . . . .  15
     3.6  Access of Independent Accountants of the Fund . . . . . . . . .  15
     3.7  Reports by Custodian  . . . . . . . . . . . . . . . . . . . . .  16
     3.8  Transactions in Foreign Custody Account . . . . . . . . . . . .  16
     3.9  Liability of Foreign Sub-Custodians . . . . . . . . . . . . . .  16
     3.10 Liability of Custodian  . . . . . . . . . . . . . . . . . . . .  16
     3.11 Reimbursement for Advances  . . . . . . . . . . . . . . . . . .  17
     3.12 Monitoring Responsibilities . . . . . . . . . . . . . . . . . .  17
     3.13 Branches of U.S. Banks  . . . . . . . . . . . . . . . . . . . .  17
     3.14 Tax Law . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
4.   Proper Instructions  . . . . . . . . . . . . . . . . . . . . . . . .  18
5.   Actions Permitted without Express Authority  . . . . . . . . . . . .  18
6.   Evidence of Authority  . . . . . . . . . . . . . . . . . . . . . . .  19
7.   Duties  of Custodian  with  Respect  to the  Books  of Account  and
     Calculation of Net Asset Value and Net Income  . . . . . . . . . . .  19
8.   Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
9.   Opinion of Fund's Independent Accountant . . . . . . . . . . . . . .  20
10.  Compensation of Custodian  . . . . . . . . . . . . . . . . . . . . .  20
11.  Responsibility of Custodian  . . . . . . . . . . . . . . . . . . . .  20
12.  Effective Period, Termination and Amendment  . . . . . . . . . . . .  22
13.  Successor Custodian  . . . . . . . . . . . . . . . . . . . . . . . .  22
14.  Interpretive and Additional Provisions . . . . . . . . . . . . . . .  23
15.  Massachusetts Law to Apply . . . . . . . . . . . . . . . . . . . . .  23
16.  Prior Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . .  23
17.  Reproduction of Documents  . . . . . . . . . . . . . . . . . . . . .  24
18.  Shareholder Communications Election  . . . . . . . . . . . . . . . .  24


Exhibit 1
Attachment A
Attachment B
Attachment C
Attachment C-1
Attachment D


                                                                 EXHIBIT 2(k)








     REGISTRAR, TRANSFER AGENCY AND DIVIDEND PAYING AGENCY AGREEMENT

                                   between

                           Royce Global Trust, Inc.

                                     and

                     State Street Bank and Trust Company


                              TABLE OF CONTENTS
                            ---------------------

Article 1.     Terms of Appointment; Duties of the Bank . . . . . . . . .   3

Article 2.     Fees and Expenses  . . . . . . . . . . . . . . . . . . . .   5

Article 3.     Representations and Warranties of the Bank . . . . . . . .   5

Article 4.     Representations and Warranties of the Fund . . . . . . . .   6

Article 5.     Confidentiality, Data Access and Proprietary Information .   6

Article 6.     Liabilities/Indemnification  . . . . . . . . . . . . . . .   8

Article 7.     Standard of Care . . . . . . . . . . . . . . . . . . . . .   9

Article 8.     Covenants of the Fund and the Bank . . . . . . . . . . . .  10

Article 9.     Termination of Agreement . . . . . . . . . . . . . . . . .  11

Article 10.    Assignment . . . . . . . . . . . . . . . . . . . . . . . .  11

Article 11.    Amendment  . . . . . . . . . . . . . . . . . . . . . . . .  11

Article 12.    Law to Apply . . . . . . . . . . . . . . . . . . . . . . .  12

Article 13.    Force Majeure  . . . . . . . . . . . . . . . . . . . . . .  12

Article 14.    Consequential Damages  . . . . . . . . . . . . . . . . . .  12

Article 15.    Merger of Agreement  . . . . . . . . . . . . . . . . . . .  12

Article 16.    Survival . . . . . . . . . . . . . . . . . . . . . . . . .  12

Article 17.    Severability . . . . . . . . . . . . . . . . . . . . . . .  12

Article 18.    Counterparts . . . . . . . . . . . . . . . . . . . . . . .  13


REGISTRAR, TRANSFER AGENCY AND DIVIDEND PAYING AGENCY AGREEMENT
----------------------------------------------------------------

     AGREEMENT made as of December 23, 1996, by and between Royce Global Trust, Inc. having its principal office and place of business at 1414 Avenue of the Americas, New York, NY 10019 (the "Fund"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its principal office and place of business at 225 Franklin Street, Boston, Massachusetts 02110 (the "Bank").

     WHEREAS, the Fund desires to appoint the Bank as its registrar, transfer agent, dividend paying agent and agent in connection with certain other activities to be agreed to by the parties and the Bank desires to accept such appointment;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1.     TERMS OF APPOINTMENT; DUTIES OF THE BANK

          1.01 Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints the Bank to act as, and the Bank agrees to act as registrar, transfer agent for the Fund's authorized and issued shares of its Common Stock ("Shares"), dividend paying agent and agent in connection with any distribution reinvestment and Cash Purchase Plan as set out in the prospectus of the Fund, corresponding to the date of this Agreement.

          1.02 The Bank agrees that it will perform the following services:

          (a) In accordance with procedures established from time to time by agreement between the Fund and the Bank, the Bank shall:

               (i)  Issue and record the appropriate number of Shares as
               authorized                    and hold such Shares in the
               appropriate Stockholder account;

               (ii) Effect transfers of Shares by the registered owners thereof upon receipt of appropriate documentation;


               (iii) Prepare and transmit payments for dividends and distributions declared by the Fund;

               (iv) Prepare and transmit payments in connection with the redemption of shares or the payment of liquidation proceeds pursuant to instructions by the Fund;

               (v) Issue replacement certificates for those certificates alleged to have been lost, stolen or destroyed upon receipt by the Bank of indemnification satisfactory to the Bank and protecting the Bank and the Fund, and the Bank at its option, may issue replacement certificates in place of mutilated stock certificates upon presentation thereof and without such indemnity;

               (vi) Act as agent for Stockholders pursuant to the distribution reinvestment and cash purchase plan, as amended from time to time.

          (b) In addition to and neither in lieu nor in contravention of the services set forth in the above paragraph (a), the Bank shall: (i) perform all of the customary services of a registrar, transfer agent and dividend paying agent and agent of the distribution reinvestment and Cash Purchase Plan as described in Article I consistent with those requirements in effect as of the date of this Agreement. The detailed definition, frequency, limitations and associated costs (if any) set out in the attached fee schedule, include but are not limited to: maintaining all Stockholder accounts, preparing Stockholder meeting lists, mailing proxies, receiving and tabulating proxies and mailing Stockholder reports to current Stockholders withholding taxes on U.S resident and non-resident alien accounts where applicable, preparing and filing U.S Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all registered Stockholders, preparing and mailing confirmation forms and statements of account to Stockholders for all confirmable transactions in Stockholder accounts and providing Stockholder Account information.

          (c) The Bank shall provide additional services on behalf of the Fund (e.g., escheatment and rights offering services) which may be agreed upon in writing between the Fund and the Bank.

ARTICLE 2.     FEES AND EXPENSES

          2.01 For the performance by the Bank pursuant to this Agreement the Fund agrees to pay the Bank an annual maintenance fee as set out in the initial fee schedule attached hereto. Such fees and out-of-pocket expenses and advances identified under Section 2.02 below may be changed from time to time subject to mutual written agreement between the Fund and the Bank.

          2.02 In addition to the fee paid under Section 2.01 above, the Fund agrees to reimburse the Bank for out-of-pocket expenses, including but not limited to confirmation production, postage, forms, telephone, microfilm, microfiche, tabulating proxies, records storage, or advances incurred by the Bank for the items set out in the fee schedule attached hereto. In addition, any other expenses incurred by the Bank at the request or with the consent of the Fund, will be reimbursed by the Fund.

          2.03 The Fund agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice. Postage and the cost of materials for mailing of dividends, proxies, Fund reports and other mailings to all Stockholder accounts shall be advanced to the Bank by the Fund at least seven (7) days prior to the mailing date of such materials.

ARTICLE 3.     REPRESENTATIONS AND WARRANTIES OF THE BANK

          The Bank represents and warrants to the Fund that:

          3.01 It is a trust company duly organized and existing and in good standing under the laws of the Commonwealth of Massachusetts.

          3.02 It is duly qualified to carry on its business in the Commonwealth of Massachusetts.

          3.03 It is empowered under applicable laws and by its Charter and By-Laws to enter into and perform this Agreement.

          3.04 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

          3.05 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

ARTICLE 4.     REPRESENTATIONS AND WARRANTIES OF THE FUND


          The Fund represents and warrants to the Bank that:

          4.01 It is a corporation duly organized and existing and in good standing under the laws of the State of Maryland.

          4.02 It is empowered under applicable laws and by its Articles of Incorporation, as amended and By-Laws to enter into and perform this Agreement.

          4.03 All corporate proceedings required by said Articles of Incorporation, as amended and By-Laws have been taken to authorize it to enter into and perform this Agreement.

          4.04 It is a closed-end, non-diversified investment company registered under the Investment Company Act of 1940, as amended.

          4.05 At all times required by applicable law with respect to all shares of the Fund being offered for sale, a registration statement under the Securities Act of 1933, as amended, will be effective and appropriate state securities law filings will have been made.

          4.06 It shall make all required filings under federal and state securities laws.

ARTICLE 5.     CONFIDENTIALITY, DATA ACCESS AND PROPRIETARY INFORMATION

          5.01 The Fund acknowledges that the data bases, computer programs, screen formats, report formats, interactive design techniques, and other information furnished to the Fund by the Bank are provided solely in connection with the services rendered under this Agreement and constitute copyrighted secrets or proprietary information of substantial value to the Bank. Such databases, programs, formats, designs, techniques and other information are collectively referred to below as "Proprietary Information". The Fund agrees that it shall treat all Proprietary Information as proprietary to the Bank and further agrees that it shall not divulge any Proprietary Information to any person or organization except as expressly permitted hereunder. The Fund agrees for itself and its employees and agents:

          (a) to use such programs and databases (i) solely on the Fund computers, or (ii) solely from equipment at the locations agreed to between the Fund and the Bank and (iii) in accordance with the Bank's applicable user documentation;

          (b) to refrain from copying or duplicating in any way (other than in the normal course of performing processing on the Funds' computers) any part of any Proprietary Information;

          (c) to refrain from obtaining unauthorized access to any programs, data or other information not owned by the Fund, and if such access is accidentally obtained, to respect and safeguard the same Proprietary Information;

          (d) to refrain from causing or allowing information transmitted from the Bank's computer to the Funds' terminal to be retransmitted to any other computer terminal or other device except as expressly permitted by the Bank (such permission not to be unreasonably withheld);

          (e) that the Fund shall have access only to those authorized transactions as agreed to between the Fund and the Bank; and

          (f) to honor reasonable written requests made by the Bank to protect at the Bank's expense the rights of the Bank in Proprietary Information at common law and under applicable statutes.

          5.02 If the transactions available to the Fund include the ability to originate electronic instructions to the Bank in order to (i) effect the transfer or movement of cash or Shares or (ii) transmit Shareholder information or other information, then in such event the Bank shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by the Bank from time to time.

          5.03 The Bank acknowledges that the identities of the Fund's Stockholders and information maintained by the Bank regarding the Fund's Stockholders constitute the valuable property of the Fund. The Bank agrees that if it should come into possession of any list or compilation of the identities of, or other information about the Fund's Stockholders pursuant to this Agreement or any other agreement related to services under this Agreement, the Bank shall hold such information in confidence and refrain from using, disclosing or distributing such information except as required to perform its duties under this Agreement or as may be otherwise required by law.

ARTICLE 6.     LIABILITIES/INDEMNIFICATION

          6.01 The Bank shall not be responsible for, and the Fund shall indemnifies and hold the Bank harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

          (a) All actions of the Bank or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct.

          (b) The Fund's lack of good faith, negligence or willful misconduct which arise out of the breach of any representation or warranty of the Fund hereunder.

          (c) The reliance on or use by the Bank or its agents or subcontractors of information, records, documents or services which (i) are received by the Bank or its agents or subcontractors, and (ii) have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but notlimited to any previous transfer agent registrar.

          (d) The reliance on, or the carrying out by the Bank or its agents or subcontractors of any instructions or requests of the Fund.

          (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

          6.02 The Bank shall indemnify and hold the Fund harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any action or failure or omission to act by the Bank as a result of the Bank's lack of good faith, negligence or willful misconduct.

          6.03 At any time the Bank may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by the Bank under this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Fund for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel. The Bank, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document furnished by or on behalf of the Fund, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by telephone, in person, machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. The Bank, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

          6.04 In order that the indemnification provisions contained in this
Article 6 shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the party seeking indemnification. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

ARTICLE 7.     STANDARD OF CARE

          7.01 The Bank shall at all times act in good faith and agrees to
use its best   efforts within reasonable limits to insure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors unless said errors are caused by its and/or its employee's negligence, bad faith, or willful misconduct.

ARTICLE 8.     COVENANTS OF THE FUND AND THE BANK

          8.01 The Fund shall promptly furnish to the Bank the following:

          (a) A certified copy of the resolution of the Board of Directors of the Fund authorizing the appointment of the Bank and the execution and delivery of this Agreement.

          (b) A copy of the Articles of Incorporation as amended and By-Laws of the Fund and all amendments thereto.

          8.02 The Bank hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

          8.03 The Bank shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and the Rules thereunder, the Bank agrees that all such records prepared or maintained by the Bank relating to the services to be performed by the Bank hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund and in accordance with its request.

          8.04 The Bank and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

          8.05 In cases of any requests or demands for the inspection of the Shareholder records of the Fund, the Bank will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. The Bank reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder records to such person.

ARTICLE 9.     TERMINATION OF AGREEMENT

          9.01 This Agreement may be terminated by either party upon one hundred twenty (120) days written notice to the other.

          9.02 Should the Fund exercise its right to terminate, all out-of-pocket expenses associated with the movement of records and material will be borne by the Fund. Additionally, the Bank reserves the right to charge for any other reasonable expenses associated with such termination and under review by Boston EquiServe or a charge equivalent to the average of three (3) month's fees.

ARTICLE 10.    ASSIGNMENT

          10.01 Except as provided in Section 10.03 below, neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party.

          10.02 This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

          10.03 The Bank may, without further consent on the part of the Fund, subcontract for the performance hereof with (i) Boston EquiServe Limited Partnership, a Massachusetts limited partnership ("Boston EquiServe"), which is duly registered as a transfer agent pursuant to Section 17A(c)(2) of the Securities Exchange Act of 1934 ("Section 17A(c)(2)"), or
(ii) a Boston EquiServe affiliate duly registered as a transfer agent pursuant to Section 17A(c)(2), provided, however, that the Bank shall be as fully responsible to the Fund for the acts and omissions of any subcontractor as it is for its own acts and omissions.

ARTICLE 11.    AMENDMENT

          11.01 This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Directors of the Fund.

ARTICLE 12.    LAW TO APPLY

          12.01 This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

ARTICLE 13.    FORCE MAJEURE

          13.01 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

ARTICLE 14.    CONSEQUENTIAL DAMAGES

          14.01 Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder.

ARTICLE 15.    MERGER OF AGREEMENT

          15.01 This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject hereof whether oral or written.

ARTICLE 16.    SURVIVAL

          16.01 All provisions regarding indemnification, warranty, liability and limits thereon, and confidentiality and/or protection of proprietary rights and trade secrets shall survive the termination of this Agreement.

ARTICLE 17.    SEVERABILITY

          17.01 If any provision or provisions of this Agreement shall be held to be invalid, unlawful, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

ARTICLE 18.    COUNTERPARTS

          18.01 This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

                                   Royce Global Trust, Inc.


                                   By:__________________________

ATTEST:


-------------------------


                                   State Street Bank and Trust Company

                                   By:____________________________
                                       Vice President

ATTEST:


-------------------------

                                                              EXHIBIT 2(n)(1)

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference of our firm under the captions "Financial Highlights", "Experts" and "Financial Statements" and to the incorporation by reference of our report dated February 25, 1997, in this Registration Statement (Form N-2 No. 811-5397) of Royce Global Trust, Inc.



                                   /s/ ERNST & YOUNG LLP


New York, New York
August 22, 1997

                                                              EXHIBIT 2(n)(1)

The Board of Directors
Royce Global Trust, Inc.

We consent to the use of our report on the statement of changes in net assets for the year ended December 31, 1995 and the selected per share data and ratios for each of the years in the seven-year period ended December 31, 1995 and the period March 2, 1988 (commencement of operations) to December 31, 1988 of All Seasons Global Fund, Inc. (now called Royce Global Trust, Inc.) incorporated herein by reference and to the reference to our firm under the heading "Experts" and "Financial Highlights" in the Registration Statement on Form N-2.




Orlando, Florida
August 22, 1997

                               BROWN & WOOD LLP
                            One World Trade Center
                        New York, New York 10048-0557
                           Telephone (212) 839-5300
                           Facsimile (212) 839-5599


                                        August 25, 1997

VIA ELECTRONIC FILING
------------------------------------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:  Division of Investment Management

     Re:  Royce Global Trust, Inc.
          Registration Statement on Form N-2
          Relating to Shares of  % Cumulative Preferred Stock
          -------------------------------------------------------------------

Ladies and Gentlemen:

     On behalf of Royce Global Trust, Inc. (the "Fund"), transmitted herewith for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), is the Fund's Registration Statement on Form N-2, including the exhibits thereto (the "Registration Statement"), relating to the Fund's offering of shares of its % Cumulative Preferred Stock, with a par value of $0.01 per share and a liquidation preference of $25.00 per share (the "Cumulative Preferred Stock"), through Smith Barney Inc.

     Prior to this filing, a wire transfer in the amount of $6,060.61 in payment of the registration fee was made to the Commission's designated lockbox at Mellon Bank in Pittsburgh, Pennsylvania.

     To the extent the Staff determines to review this filing, in Investment Company Act Release No. 13768 (February 15, 1991) (the "Release"), the Division of Investment Management announced review procedures for investment companies providing for expedited cursory or partial review of investment company registration statements, in the discretion of the staff, if certain conditions are met. The Release requests that information be furnished to the staff concerning the extent to which the current filing contains disclosure information that is similar to information contained within filings of the same complex that previously were reviewed by the Commission.

     In that regard, reference is made to (i) the Registration Statement on Form N-2 of Royce Value Trust, Inc. (the "RVT Registration Statement") (File No. 333-8039) relating to that fund's 8% Cumulative Preferred Stock, which was declared effective by the Commission on August 15, 1996, (ii) the Registration Statement on Form N-2 of Royce Micro-Cap Trust, Inc. (the "RMC Registration Statement") (File No. 333-28615) relating to that fund's 7.75% Cumulative Preferred Stock, which was declared effective by the Commission on June 26, 1997, and (iii) the Fund's Proxy Statement on Schedule 14A relating to, among other matters, the approval of a new investment advisory agreement by the Fund's Common Stockholders, filed with the Commission in definitive form on or about July 19, 1996 and supplemented in October 1996, each of which contains similar information, updated for certain non-material changes, to that set forth in the Registration Statement, with respect to the following matters:

     Prospectus (including corresponding Prospectus Summary sections)
     ----------------------------------------------------------------
     -    Cover
     -    Ordinary Income Equivalent Yield Tables
     -    Financial Highlights
     -    The Fund
     -    Use of Proceeds
     -    Capitalization
     -    Portfolio Composition
     -    Investment Objective and Policies
     -    Investment Advisory and Other Services
     -    Description of Cumulative Preferred Stock
     -    Description of Capital Stock
     -    Taxation
     -    Custodian, Transfer Agent and Dividend-Paying Agent
     -    Underwriting
     -    Legal Matters
     -    Experts
     -    Additional Information
     -    Glossary

     Statement of Additional Information
     -----------------------------------
     -    Principal Stockholders
     -    Directors and Officers
     -    Code of Ethics and Related Matters
     -    Investment Advisory and Other Services
     -    Brokerage Allocation and Other Practices
     -    Net Asset Value
     -    Financial Statements


     Due to the Commission's prior review of the information contained in most sections of the Registration Statement, the Fund believes that the transmitted filing is eligible for expedited and limited review by the Staff of the Division of Investment Management. In addition, since the contemplated offering may be affected by changes in market conditions and interest rates, the Fund requests expedited review by the Staff. The Fund would appreciate such review so that the effectiveness of the Fund's Registration Statement may be accelerated to September 25, 1997.

     The Fund believes that the presentation of information in the Prospectus and the Prospectus Summary contained therein provides a "clear, concise, and understandable" explanation of the Fund's policies and, to the extent possible given the relatively complex nature of the Cumulative Preferred Stock as opposed to the Common Stock, avoids "the use of technical or legal terms, complex language, or excessive detail" as required by Part A of General Instructions to Form N-2.

     Please direct any communications related to this filing either to the undersigned at (212) 839-5394 or to Frank P. Bruno of this firm at (212) 839-5540.


                                   Very truly yours,

                                   /s/ ROBERT J. BORZONE, JR.

Transmission

cc:  Francis E. Dalton, Securities and Exchange Commission
     Howard J. Kashner, Esq., Royce & Associates, Inc.
     John E. Denneen, Esq., Royce & Associates, Inc.